Filed with the Securities and Exchange Commission on April 30, 2002

                                      1933 Act Registration File No.   333-40128
                                                     1940 Act File No. 811-09997

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933                   |X|

         Pre-Effective Amendment No.                                      |_|
                                     ----------

         Post-Effective Amendment No.    5                                |X|
                                      -----------

                                       and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940           |X|

         Amendment No.      7                                             |X|
                       ----------


                                BAIRD FUNDS, INC.
                                -----------------
               (Exact Name of Registrant as Specified in Charter)

                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (414) 765-3500

                             Glen F. Hackmann, Esq.
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202
                     (Name and Address of Agent for Service)

                        Copies of all communications to:

                            Elaine E. Richards, Esq.
                         U.S. Bancorp Fund Services, LLC
                       615 East Michigan Street, 2nd Floor
                               Milwaukee, WI 53202

                              Brett R. Meili, Esq.
                       Robert W. Baird & Co. Incorporated
                            777 East Wisconsin Avenue
                               Milwaukee, WI 53202




It is proposed that this filing will become effective (check appropriate box)

         immediately upon filing pursuant to paragraph (b)
------

  X      on April 30, 2002 pursuant to paragraph (b)
----

         60 days after filing pursuant to paragraph (a)(1)
------

         on ________ pursuant to paragraph (a)(1)
------

         75 days after filing pursuant to paragraph (a)(2)
------

         on             pursuant to paragraph (a)(2) of Rule 485.
------      -----------



Title of securities being registered: Baird Horizon Growth Fund, Baird MidCap Fund, Baird Intermediate Bond Fund, Baird Core Bond Fund, Baird Aggregate Bond Fund, Baird Short-Term Bond Fund and Baird Intermediate Municipal Bond Fund.



                                BAIRD FUNDS, INC.




                                   Prospectus

                                   May 1, 2002




                            Baird Horizon Growth Fund
                                Baird MidCap Fund







The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


                                TABLE OF CONTENTS


Risk/Return Summary...........................................................3

   OVERVIEW...................................................................3
   INVESTMENT OBJECTIVES......................................................3
   PRINCIPAL INVESTMENT STRATEGIES............................................3
   PRINCIPAL RISKS............................................................5
   PAST PERFORMANCE INFORMATION...............................................5
   FEES AND EXPENSES OF THE FUNDS.............................................5

Management of the Funds.......................................................5

   THE ADVISOR................................................................5
   THE INVESTMENT MANAGEMENT TEAM.............................................5
   HISTORICAL PERFORMANCE INFORMATION.........................................5

Financial Highlights..........................................................5

Your Account..................................................................5

   DISTRIBUTION OF SHARES.....................................................5
   DESCRIPTION OF CLASSES.....................................................5
   SHARE PRICE................................................................5
   BUYING SHARES..............................................................5
   SELLING SHARES.............................................................5
   EXCHANGING SHARES..........................................................5
   GENERAL TRANSACTION POLICIES...............................................5

Distributions and Taxes.......................................................5

   DIVIDENDS AND DISTRIBUTIONS................................................5
   TAXATION...................................................................5

For More Information..................................................BACK COVER

Risk/Return Summary
--------------------------------------------------------------------------------

Overview

This prospectus describes the Baird Horizon Growth Fund and the Baird MidCap Fund (each a "Fund" and collectively the "Funds"), two investment portfolios offered by Baird Funds, Inc. (the "Company"). On the following pages, you will find important information about each Fund, including:

     o A description of each Fund's investment objective (sometimes referred to as its goal)

     o Each Fund's principal investment strategies (the steps it takes to try to meet its goal)

     o The principal risks associated with each Fund (factors that may prevent it from meeting its goal)

     o    The fees and expenses you pay as an investor in each Fund

Who May Want to Invest in the Funds

These Funds may be appropriate for investors who:

     o    Wish to invest for the long-term

     o    Want  to  realize  capital   appreciation  on  investments  in  equity
          securities

     o    Are looking for an equity component to complete their portfolio

     o    Are willing to assume the risk of investing in equity securities

     o    Have long-term goals such as planning for retirement

These Funds are not appropriate for investors that have short-term financial goals.

Before investing in a Fund, you should carefully consider:

     o    Your own investment goals

     o    The amount of time you are willing to leave your money invested

     o    The amount of risk you are willing to take

Investment Objectives

Horizon Growth Fund
The investment objective of the Horizon Growth Fund is to seek long-term growth of capital. Dividend income is a secondary consideration.

MidCap Fund
The investment objective of the MidCap Fund is to seek long-term growth of capital.


Principal Investment Strategies

Horizon Growth Fund
To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its total assets in the equity securities of large-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States. The Fund may also invest a combined total of up to 15% of its total assets in American Depositary Receipts ("ADRs") and mid-capitalization companies. ADRs are generally issued by banks or trust companies and evidence ownership of the underlying foreign securities. The Fund defines large-capitalization companies as those companies with a market capitalization in excess of $5 billion at the time of investment. The Fund defines mid-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the Standard & Poor's MidCap 400 Index (the "S&P MidCap 400 Index") at the time of investment.

When analyzing equity securities to be purchased by the Fund, Robert W. Baird & Co. Incorporated (the "Advisor") emphasizes a company's growth prospects. The Advisor considers growth companies to be those that have projected earnings and projected dividend growth rates, when applicable, that exceed those of the Standard & Poor's 500 Stock Index (the "S&P 500 Index"). The Fund's investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while controlling risk. The Fund seeks a portfolio comprised of companies with:

     o    Experienced management;

     o    Leadership positions in their markets;

     o    A strong balance sheet;

     o    A consistent history of earnings stability and growth;

     o    Proprietary products, processes and/or services; and

     o    Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund's portfolio:

     o Intentionally avoiding short-term trading strategies and rapid shifts in industry positions.

     o Setting sector limits of the greater of 30% of the Fund's total assets or double the weighting of the S&P 500 Index in any one sector. The Fund may invest more than this limit in companies involved in the production of non-durable consumer and health care products. Thus, the Fund may be heavily invested in a single sector. However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care. Industries in the sector of medical devices/hospital supplies may include research reagents/instrumentations, ophthalmology, and imaging. The Fund may be concentrated in one sector, while being diversified among several industries.

     o Typically holding the securities of less than 50 companies with exposure to approximately 20 industries.

     o Investing at least 80% of the Fund's total assets in securities of companies that the Advisor believes are financially sound, are leaders in their respective industries, and have a historical record of consistent growth and stability of earnings and dividends.

MidCap Fund
To achieve its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets in the equity securities of mid-capitalization companies, principally common stocks, preferred stocks and securities convertible into common stocks of U.S. issuers, including foreign issuers that are directly traded in the United States. The Fund may also invest up to 15% of its total assets in foreign securities, including ADRs, of mid-capitalization companies. The Fund defines mid-capitalization companies as those companies with a market capitalization substantially similar to that of companies in the S&P MidCap 400 Index at the time of investment.

When analyzing equity securities to be purchased by the Fund, the Advisor emphasizes a company's growth prospects. The Advisor considers growth companies to be those that have projected earnings growth rates that exceed those of the S&P MidCap 400 Index. The Fund's investments are selected using a variety of both quantitative techniques and fundamental research in seeking to maximize the Fund's expected return while controlling risk. The Fund seeks a portfolio comprised of companies with one or more of the following attributes:

     o    Experienced management;

     o    Leadership positions in their markets;

     o    A strong balance sheet;

     o Proprietary products, processes and/or services; and o Realistic growth strategies.

The Advisor applies the following strategies when purchasing securities for the Fund's portfolio:

     o Setting sector limits of the greater of 30% of the Fund's total assets or double the weighting of the S&P MidCap 400 Index in any one sector. Thus, the Fund may be heavily invested in a single sector. However, one sector, such as health care, may include numerous subsectors or industries, such as managed-care organizations and home health-care/sub-acute care. Industries in the sector of medical
          devices/hospital       supplies       may       include       research
          reagents/instrumentations, ophthalmology, and imaging. The Fund may be concentrated in one sector, while being diversified among several industries.

     o    Typically holding the securities of less than 100 companies.

     o Seeking securities whose growth prospects, in the Advisor's opinion, are not reflected in their current stock prices.

     o Limiting the size of any one new position. No security will represent more than 5% of the Fund's total assets at the time of purchase.

For both Funds, the Advisor may sell a security due to fundamental deterioration. Fundamental deterioration occurs when a company is no longer able to achieve the results generally expected by the Investment Management Team due to a specific issue, such as a loss of a key customer or pricing pressure in the industry.

Cash or Similar Investments
When the Advisor believes that market conditions are unfavorable for profitable investing, or when the Advisor is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. For cash management purposes, each Fund may hold up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit. These investments represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities.

Temporary Investments

--------------------------------------------------------------------------------
                        Investment Grade Securities are:

Securities rated in the highest 4 categories by Standard &Poors, Moody's, Fitch Inc. or another nationally recognized statistical rating organization .
-------------------------------------------------------------------------------

For both the Horizon Growth and MidCap Funds, the Advisor may from time to time invest any amount in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic, political or other conditions to protect a Fund's assets or maintain liquidity. When a Fund takes a temporary defensive position, the Fund may not achieve its investment objective.

Principal Risks

The main risks of investing in each of the Funds are:

Stock Market Risks
Equity security prices vary and may fall, thus reducing the value of a Fund's investments. Certain stocks selected for a Fund's portfolio may decline in value more than the overall stock market. In general, the securities of mid-capitalization or small-capitalization businesses have exhibited somewhat more volatility than those of larger, more established businesses.

Growth-Style Investing

Different types of stocks tend to shift into and out of favor with stock market investors depending on market and economic conditions. Because each Fund focuses on growth-style stocks, a Fund's performance may at times be better or worse than the performance of funds that focus on other types of stocks or that have a broader investment style. In recent years, growth stocks have been characterized by high price-to-earnings ratios, which can be more volatile than stocks with lower price-to-earnings ratios.

Management Risks
The  Advisor's   judgments  about  the   attractiveness,   value  and  potential
appreciation of particular companies' stocks may prove to be incorrect.

Foreign Securities Risks
The Horizon Growth Fund may invest up to 15% of its net assets in ADRs. The MidCap Fund may invest up to 15% of its net assets in foreign securities and ADRs. Foreign investments involve additional risks including currency-rate fluctuations, political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

Medium Sized Companies
The MidCap Fund invests a substantial portion of its assets in the stocks of mid-capitalization companies. Mid-capitalization companies often have narrower markets and more limited managerial and financial resources than larger, more established companies. As a result, their performance can be more volatile and they face greater risk of business failure, which could increase the volatility of the MidCap Fund's portfolio. You should expect that the value of the MidCap Fund's shares will be more volatile than a fund that invests exclusively in large-capitalization companies.

The Funds cannot guarantee that they will achieve their respective investment objectives. You should be aware that you may lose money by investing in the Funds.

Past Performance Information

The performance information that follows gives some indication of how each Fund's performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis). The tables show each Fund's average annual returns compared to a broad-based securities market index. The information shown assumes reinvestment of dividends and distributions. The after-tax returns shown in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2001, the highest ordinary income and short-term gain rate was 39.1% and the highest long-term gain rate was 20.0%. In certain cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"). Please remember that a Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

                               Horizon Growth Fund
                              Institutional Class*
                        Calendar Year Returns as of 12/31
[CHART]

2001            -9.84%


*Please note that the Institutional Class has a lower level of expenses than the Investor Class. If the returns for the Investor Class were shown, the returns would have been lower. See "Fees and Expenses of the Funds."

Best quarter:                  4th quarter 2001               13.95%
Worst quarter:                 1st quarter 2001              -14.20%


Average Annual Total Returns as of December 31, 2001                                      Since
                                                                           1 Year     Inception(1)
Horizon Growth Fund
     Institutional Class
         Return Before Taxes                                               -9.84%        -10.98%
         Return After Taxes on Distributions                               -9.87%        -11.02%
         Return After Taxes on Distributions and Sale of Fund Shares       -5.99%        -8.78%
     Investor Class
         Return Before Taxes                                               -10.03%       -11.23%
         Return After Taxes on Distributions                               -10.03%       -11.23%
         Return After Taxes on Distributions and Sale of Fund Shares       -6.11%        -8.96%

S&P 500 Index(2)                                                          -11.88%       -15.27%

----------------------------
(1) The returns shown are since the Fund's inception date, September 29, 2000 (commencement of operations).

(2) The S&P 500 Index consists of 500 stocks chosen by Standard & Poors for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

                                   MidCap Fund
                              Institutional Class*
                        Calendar Year Returns as of 12/31
[CHART]


2001            -6.08%

* Please note that the Institutional Class has a lower level of expenses than the Investor Class. If the returns for the Investor Class were shown, the returns would have been lower. See "Fees and Expenses of the Funds."

Best quarter:                  4th quarter 2001               16.05%
Worst quarter:                 3rd quarter 2001              -16.31%


Average Annual Total Returns as of December 31, 2001                                       Since
                                                                           1 Year      Inception(1)
MidCap Fund
     Institutional Class
         Return Before Taxes                                               -6.08%         -8.85%
         Return After Taxes on Distributions                               -6.08%         -8.85%
         Return After Taxes on Distributions and Sale of Fund Shares       -3.70%         -7.08%
     Investor Class
         Return Before Taxes                                               -6.29%         -9.05%
         Return After Taxes on Distributions                               -6.29%         -9.05%
         Return After Taxes on Distributions and Sale of Fund Shares       -3.83%         -7.24%

S&P MidCap 400 Index (2)                                                   -0.61%         -2.44%

----------------------------

(1) The returns shown are since the Fund's inception date December 29, 2000 (commencement of operations).

(2) The S&P MidCap 400 Index is an unmanaged capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $1.8 billion. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

Fees and Expenses of the Funds

Shareholder Fees
(fees paid directly from your investment)
The shares of the Funds are 100% no load, so you pay no sales charges (loads) to buy or sell shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares or Institutional Class Shares of a Fund.


                                            Horizon         Horizon
                                             Growth          Growth         MidCap        MidCap
Annual Fund Operating Expenses              Investor     Institutional     Investor    Institutional
(as a percent of average net assets)      Class Shares    Class Shares   Class Shares  Class Shares
Management Fees                               0.65%           0.65%          0.75%         0.75%
Distribution and Service (12b-1)(1) Fees      0.25%             None         0.25%         None
Other Expenses(2)                             0.41%           0.41%          1.31%         1.31%
                                              -----           -----          -----         -----
Total Annual Fund Operating Expenses(3)       1.31%           1.06%          2.31%         2.06%
         Less Expense Reimbursement          -0.31%           -0.31%       -0.81%        -0.81%
                                               -----            -----        -----         -----
Net Annual Fund Operating Expenses            1.00%           0.75%          1.50%         1.25%

1 Because each Fund pays 12b-1 distribution fees for its Investor Class Shares, which are based upon the Fund's assets attributable to the Investor Class, if you own Investor Class Shares of a Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

2 "Other Expenses" are based on amounts incurred during the last fiscal year and include custodian, administration, transfer agency and other customary Fund expenses.

3 The Advisor has contractually agreed to limit the Horizon Growth and MidCap Funds' Total Annual Fund Operating Expenses to 1.00% and 1.50%, respectively, of average net assets for the Investor Class Shares and 0.75% and 1.25%, respectively, of average net assets for the Institutional Class Shares of the Funds, at least through December 31, 2002. The Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

Example
The following example is intended to help you compare the cost of investing in a Fund with the cost of investing in other mutual funds.

The example assumes that:

o    You invest $10,000 in a Fund for the time periods indicated;
o    You redeem all of your shares at the end of those periods;
o    Your investment has a 5% return each year;
o    Your dividends and  distributions  have been  reinvested;  and

o    The Funds' operating expenses remain the same.

Please note that the one-year numbers below are based on the Funds' net expenses resulting from the expense limitation agreement described above. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-------------------------------------------------- ------- -------- ---------- -------------
                                                   1 Year   3 Years   5 Years    10 Years
-------------------------------------------------- ------- -------- ---------- -------------
Horizon Growth Fund - Investor Class Shares         $102     $384      $ 687      $1,548
-------------------------------------------------- ------- -------- ---------- -------------
Horizon Growth Fund - Institutional Class Shares    $ 77     $306      $ 554      $1,263
-------------------------------------------------- ------- -------- ---------- -------------
MidCap Fund - Investor Class Shares                 $153     $644      $1,162     $2,583
-------------------------------------------------- ------- -------- ---------- -------------
MidCap Fund - Institutional Class Shares            $127     $567      $1,034     $2,325
-------------------------------------------------- ------- -------- ---------- -------------

Management of the Funds
--------------------------------------------------------------------------------

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company's Board of Directors, is responsible for the day-to-day management of the Funds in accordance with each Fund's respective investment objective and policies. This includes making investment decisions, and buying and selling securities. For its services, the Advisor receives an annual fee of 0.65% and 0.75% of the average daily net assets of the Horizon Growth Fund and MidCap Fund, respectively. The advisory fee is accrued daily and paid monthly. However, until December 31, 2002, the Advisor has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent necessary to ensure that the total operating expenses, excluding taxes, interest and brokerage commissions (on an annual basis) do not exceed:

o 1.00% of the Investor Class's average daily net assets and 0.75% of the Institutional Class's average daily net assets for the Horizon Growth Fund; and

o 1.50% of the Investor Class's average daily net assets and 1.25% of the Institutional Class's average daily net assets for the MidCap Fund.

The Advisor is permitted to recoup the fees waived and/or expenses paid within a three-year period to the extent of the expense limitation. Any waivers or reimbursements have the effect of lowering the overall expense ratio for the applicable Fund and increasing the overall return to investors at the time any such amounts are waived and/or reimbursed.

After expense waivers, the advisory fee paid to the Advisor for the fiscal year ended December 31, 2001 was equal to 0.33% of the Horizon Growth Fund's average daily net assets, and 0.03% of the MidCap Fund's average daily net assets.

The Advisor was founded in 1919, and is an indirect majority-owned subsidiary of the Northwestern Mutual Life Insurance Company. The Advisor has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of December 31, 2001, the Advisor had over $10 billion in assets under management.

The Investment Management Team

The individuals listed below are members of the investment management team at the Advisor (the "Investment Management Team") that manage the Funds' investments. No member of the Investment Management Team is solely responsible for making recommendations for portfolio purchases and sales.

Robinson Bosworth III
Mr. Bosworth co-manages the Horizon Growth Fund. He is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Bosworth has served as Chief Investment Officer of Baird Investment Management, a department of the Advisor, since its inception in 1971. Prior to joining the Advisor, he worked as a security analyst at Stein Roe & Farnham in Chicago and Standard & Poor's Corporation in New York, NY. He earned an M.B.A. from The Amos Tuck School of Business Administration at Dartmouth College and a B.A. degree in economics from Amherst College.

David W. Bowman
Mr. Bowman co-manages the Horizon Growth Fund. He is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Bowman joined Baird Investment Management in 1995. Prior to joining the Advisor, he spent 18 years at an independent, Milwaukee-area money management firm. As a Principal and Vice President there, Mr. Bowman had substantial research responsibilities in addition to portfolio management and systems duties. He holds a degree in Finance, Investments and Banking from the University of Wisconsin-Milwaukee, and received the Chartered Financial Analyst designation in 1981.

Joel D. Vrabel
Mr. Vrabel co-manages the Horizon Growth Fund. He is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Vrabel joined Baird Investment Management in January 1995. Prior to joining the Advisor, he spent ten years as a Principal and Vice President of a $3 billion west coast investment management organization, and with an independent, Wisconsin-based investment advisory firm. During the preceding 13 years, he served in the capacity of Chief Equity Investment Officer and Portfolio Manager at National Investment Services of America. He holds B.B.A. and M.B.A. degrees from the University of Wisconsin-Milwaukee, and received the Chartered Financial Analyst designation in 1977.

J. Bary Morgan
Mr. Morgan co-manages the MidCap Fund and the Horizon Growth Fund. He is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Morgan joined the Baird Investment Management department of the Advisor in 1992. He concentrated his undergraduate studies in finance and accounting, earning a B.S. degree in finance from Louisiana Tech University. Mr. Morgan attended the Indiana University Graduate School of Business and received an M.B.A. He received the Chartered Financial Analyst designation in 1995.

Charles F. Severson
Mr. Severson co-manages the MidCap Fund. He is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Severson joined the Advisor in 1987 as an Institutional Salesman. In 1991, Mr. Severson joined Baird Investment Management as a Portfolio Manager. He has a B.B.A. degree in Accounting and Finance and a M.S. degree in Finance from the University of Wisconsin-Madison. He received the Chartered Financial Analyst designation in 1990.

Historical Performance Information

Provided below is historical performance information of all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the Horizon Growth Fund (the "Equity Accounts") and the MidCap Fund (the "Managed Accounts"), respectively.

Equity Accounts
The following table sets forth all composite performance data relating to the historical performance of the Equity Accounts, which consist of all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the Horizon Growth Fund, managed by the Advisor for the periods indicated. The Equity Accounts and the Horizon Growth Fund are managed by the same team of portfolio managers of the Advisor; Joel Vrabel, David Bowman, J. Bary Morgan and Robinson Bosworth III. The Equity Accounts represent assets of $806.2 million as of December 31, 2001.

This information is provided to illustrate the past performance of Mr. Vrabel, Mr. Bowman, Mr. Morgan and Mr. Bosworth in managing substantially similar accounts and does not represent the performance of the Horizon Growth Fund. PERFORMANCE OF THE EQUITY ACCOUNTS IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE HORIZON GROWTH FUND OR OF THE ADVISOR.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns are presented on a net of fee basis. Net of fee returns reflect the deduction of investment management fees and transaction costs. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis. Leverage has not been used in the Equity Accounts. The Equity Accounts are not subject to the same type of expenses to which the Horizon Growth Fund is subject and are not subject to the diversification requirements, tax restrictions, and investment limitations imposed on the Horizon Growth Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Equity Accounts could have been adversely affected if the Equity Accounts had been regulated under the federal securities and tax laws. If the Total Annual Fund Operating Expenses of either class of the Horizon Growth Fund, prior to the Advisor's contractual fee waivers, had been deducted from the Equity Accounts' returns, the performance of the Equity Accounts would be lower than shown. The investment results of the composite presented below are unaudited and are not intended to predict or suggest the future returns of the Horizon Growth Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.

----------------------------------- ------------------------- ------------------
             Time Period            Equity Accounts Composite S&P 500 Index(1)
----------------------------------- ------------------------- ------------------
     Average Annual Total Returns
----------------------------------- ------------------------- ------------------
               1 year                        -9.96%               -11.88%
----------------------------------- ------------------------- ------------------
               3 years                        1.60%                -1.04%
----------------------------------- ------------------------- ------------------
               5 years                       11.24%                10.69%
----------------------------------- ------------------------- ------------------
Since Inception (01/01/1996 through          13.34%                12.65%
12/31/2001)(2)
----------------------------------- ------------------------- ------------------

(1) The S&P 500 Index consists of 500 stocks chosen by Standard & Poors for market size, liquidity, and industry group representation. It is a market-value weighted index (stock price times number of shares outstanding), with each stock's weight in the Index proportionate to its market value. The S&P 500 Index is one of the most widely used benchmarks of U.S. equity performance. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

(2) The Equity Composite began on January 1, 1996.

Managed Accounts
The following table sets forth all composite performance data relating to the historical performance of the Managed Accounts, which consist of all actual, fee-paying, discretionary equity accounts that have investment objectives, policies, strategies, and risks substantially similar to those of the MidCap Fund, managed by the Advisor for the periods indicated. The Managed Accounts and the MidCap Fund are managed by the same team of portfolio managers of the Advisor; J. Bary Morgan and Charles F. Severson. The Managed Accounts represent assets of $39.6 million as of December 31, 2001.

This information is provided to illustrate the past performance of Mr. Morgan and Mr. Severson in managing substantially similar accounts and does not represent the performance of the MidCap Fund. PERFORMANCE OF THE MANAGED ACCOUNTS IS HISTORICAL AND DOES NOT REPRESENT THE FUTURE PERFORMANCE OF THE MIDCAP FUND OR OF THE ADVISOR.

All returns presented were calculated on a total return basis and include all dividends and interest, accrued income, and realized and unrealized gains and losses. All returns are presented on a net of fee basis. Net of fee returns reflect the deduction of investment management fees and transaction costs. Custodial fees, if any, were not included in the calculation. Securities transactions are accounted for on the trade date and accrual accounting is utilized. Cash and cash equivalents are included in performance returns. The composite's returns are calculated on a time-weighted basis. Leverage has not been used in the Managed Accounts. The Managed Accounts are not subject to the same type of expenses to which the MidCap Fund is subject and are not subject to the diversification requirements, tax restrictions, and investment limitations imposed on the MidCap Fund by the Investment Company Act of 1940, as amended, or Subchapter M of the Internal Revenue Code. Consequently, the performance results for the Managed Accounts could have been adversely affected if the Managed Accounts had been regulated under the federal securities and tax laws. If the Total Annual Fund Operating Expenses of either class of the MidCap Fund, prior to the Advisor's contractual fee waivers, had been deducted from the Managed Accounts' returns, the performance of the Managed Accounts would be lower than shown. The investment results of the composite presented below are unaudited and are not intended to predict or suggest the future returns of the MidCap Fund. Investors should be aware that the use of a methodology different than that used below to calculate performance could result in different performance data.


----------------------------------- -------------------------- -------------------------------
             Time Period            Managed Accounts Composite S&P MidCap 400 Index(1)
----------------------------------- -------------------------- -------------------------------
     Average Annual Total Returns
----------------------------------- -------------------------- -------------------------------
               1 year                          -5.39%                   -0.61%
----------------------------------- -------------------------- -------------------------------
               3 years                          9.65%                   10.24%
----------------------------------- -------------------------- -------------------------------
               5 years                         17.31%                   16.11%
----------------------------------- -------------------------- -------------------------------
Since Inception (06/30/1993 through            16.50%                   15.58%
12/31/2001)(2)
----------------------------------- -------------------------- -------------------------------


(1) The S&P MidCap 400 Index is an unmanaged capital-weighted index, representing the aggregate market value of the common equity of 400 stocks chosen by Standard & Poor's with a median capitalization of approximately $1.8 billion. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

(2) The Managed Composite began on June 30, 1993.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the Fund's shares for the period from September 29, 2000 (commencement of operations) through December 31, 2001 for the Horizon Growth Fund and from December 29, 2000 (commencement of operations) through December 31, 2001 for the MidCap Fund. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned or lost on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.


                                                                   Horizon Growth Fund
                                     --------------------------------------------------------------------------
                                                                                                Investor Class
                                                                                                  Shares
                                                           Institutional      Investor Class    September 29,
                                       Institutional       Class Shares         Shares Shares     2000(1)
                                     Class Shares Year     September 29,          Ended          through
                                     Ended December 31,    2000(1) through      December 31,    December 31,
                                          2001            December 31, 2000       2001            2000
                                     -------------------------------------------------------------------------

Per Share Data:
    Net asset value, beginning of
       period                        $       9.58       $     10.00           $    9.57        $    10.00
                                    --------------  ----------------     ---------------  ----------------
Income from investment operations:
    Net investment income (loss)             0.01              0.00              (0.01)              0.00
    Net realized and unrealized
       (losses) on investments              (0.95)            (0.42)              (0.95)            (0.43)
                                    --------------  ----------------     ---------------- ----------------
    Total from investment operations        (0.94)            (0.42)              (0.96)            (0.43)
                                    --------------  ----------------     ---------------  ----------------
Less distributions:
    Dividends from net investment
       income                               (0.01)            (0.00)(2)             0.00              0.00
    Distributions from net realized
       gains                                 0.00            (0.00)(2)               0.00           (0.00)(2)
                                    --------------  ----------------     ---------------  ----------------
    Total distributions                    (0.01)            (0.00)                0.00            (0.00)
                                    --------------  ----------------     ---------------  ----------------
Net asset value, end of period       $      8.63       $      9.58           $    8.61         $    9.57
                                    ==============  ================     ===============  ================
Total return                               (9.84%)           (4.15%)(3)         (10.03%)           (4.28%)(3)
Supplemental data and ratios:
 Net assets, end of period           $ 51,446,666      $  9,623,337          $  615,533        $   42,288
  Ratio of expenses to average net
   assets                                   0.75%(5)          0.85%(4),(5)        1.00%(6)          1.10%(4),(6)
  Ratio of net investment income
   (loss) to average net assets             0.12%(5)          0.13%(4),(5)      (0.13%)(6)          (0.12%)(4),(6)
 Portfolio turnover rate (7)                9.00%             4.38%               9.00%             4.38%

-------------------------------------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Amount of dividends and distributions paid is less than $0.01.
(3)  Not annualized.
(4)  Annualized.
(5) Without fees waived, ratios of expenses to average net assets for the periods ended December 31, 2001 and December 31, 2000 would have been 1.06% and 2.94%, respectively; and the ratios of net investment income (loss) to average net assets would have been (0.19%) and (1.97%), respectively.
(6) Without fees waived, ratios of expenses to average net assets for the periods ended December 31, 2001 and December 31, 2000 would have been 1.31% and 3.19%, respectively; and the ratios of net investment income (loss) to average net assets would have been (0.44%) and (2.22%), respectively.
(7) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.


                                                                    MidCap Fund
                                 --------------------------------------------------------------------------------
                                                        Institutional Class   Investor Class     Investor Class
                                                              Shares           Shares Year     Shares December
                                  Institutional Class     December 29,      Ended December      29, 2000 (1)
                                  Shares Year Ended      2000(1) through        31, 2001       through December
                                  December 31, 2001     December 31, 2000                          31, 2000
                                 --------------------------------------------------------------------------------
Per Share Data:
Net asset value, beginning of
   period                          $      9.70      $       10.00          $     9.70         $     10.00
                                 --------------- ------------------    ---------------- -------------------
Income from investment
   operations:
    Net investment loss                  (0.06)(2)          (0.00)(3)           (0.08)(2)           (0.00)(3)
    Net realized and unrealized
      (losses) on investments            (0.53)             (0.30)              (0.53)              (0.30)
                                 --------------- ------------------    ---------------- -------------------
    Total from investment                (0.59)             (0.30)              (0.61)              (0.30)
      operations
                                 --------------- ------------------    ---------------- -------------------
Less distributions:
    Dividends from net
      investment income                    0.00               0.00                0.00                0.00
    Distributions from net
      realized gains                       0.00               0.00                0.00                0.00
                                 --------------- ------------------    ---------------- -------------------
   Total distributions                     0.00               0.00                0.00                0.00
                                 --------------- ------------------    ---------------- -------------------
Net asset value, end of period     $       9.11       $       9.70          $     9.09         $      9.70
                                 =============== ==================    ================ ===================
Total return                            (6.08%)            (3.00%)(4)            (6.29%)             (3.00%)(4)
Supplemental data and ratios:
Net assets, end of period          $ 13,049,574     $    7,853,228        $  1,050,356          $       10
Ratio of expenses to average net
   assets                                1.25%(6)         1.25%(5),(6)           1.50%(7)             1.50%(5),(7)
Ratio of net investment loss to
   average net assets                   (0.67%)(6 )       (1.25%)(5),(6)         (0.92%)(7)          (1.50%)(5),(7)
Portfolio turnover rate (8)              73.62%               0%                 73.62%                  0%

---------------------------------------------------------------------------------

(1)  Commencement of operations.
(2)  Calculated using average shares outstanding during the period.
(3)  Amount of net investment loss is less than $0.01.
(4)  Not annualized.
(5)  Annualized.
(6) Without fees waived, ratios of expenses to average net assets for the periods ended December 31, 2001 and December 31, 2000 would have been 2.06% and 2.78%, respectively; and the ratios of net investment loss to average net assets would have been (1.48%) and (2.78%), respectively.
(7) Without fees waived, ratios of expenses to average net assets for the periods ended December 31, 2001 and December 31, 2000 would have been 2.31% and 3.03%, respectively; and the ratios of net investment loss to average net assets would have been (1.73%) and (3.03%), respectively.
(8) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.

Your Account
--------------------------------------------------------------------------------
Distribution of Shares

Distributor

The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Funds, and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan
The Funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, Investor Class Shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class Shares. The Advisor uses this fee to finance activities that promote the sale of Investor Class Shares. Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. The 12b-1 Plan has the effect of increasing the expenses of the Investor Class from what they would otherwise be.

Description of Classes

Each Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments. In addition, Investor Class Shares impose a Rule 12b-1 fee that is assessed against the assets of a Fund attributable to that class.

The Advisor may select financial institutions, such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class Shares. Financial institutions will receive fees from the Advisor based upon shares owned by their clients or customers. The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.

Share Price

Shares of each class in a Fund are sold at their net asset value ("NAV").

When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o    The name of the Fund

o    The dollar amount of shares to be purchased

o    Purchase application or investment stub

o Check payable to Baird Funds, or if paying by wire, when Federal Funds are received

The NAV for each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 3:00 p.m., Central time) Monday through Friday, except on days the NYSE is not open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after a Fund or its agents receives your request in good order. The NYSE is closed most national holidays and Good Friday. Please refer to the Funds' Statement of Additional Information ("SAI") for a complete list of the days that the NYSE is closed.

The NAV for a class of shares is determined by adding the value of each Fund's investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

Each Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by the Advisor under the supervision of the Company's Board of Directors.

Trading in Foreign Securities - MidCap Fund
The securities markets on which the foreign securities owned by the Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of the Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of the Fund, the Fund will value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of the Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Company's Board of Directors.

Buying Shares

Minimum Investments
-------------------------- ---------------------------- ----------------------
                           Initial Purchase             Subsequent Purchases
-------------------------- ---------------------------- ----------------------
Investor Class Shares      $1,000 - IRAs                          $250
                           $2,500 - all other accounts            $250

Institutional Class Shares $100,000                            No minimum
-------------------------- ---------------------------- ----------------------

Minimum investment waivers - Institutional Class Shares
The minimum initial investment amount for Institutional Class Shares is reduced for all employees, directors and officers of the Advisor or the Fund and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests
Your price per share will be the NAV next computed after your request is received in good order by a Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that same day. Requests received after the close of trading on the NYSE will receive the next business day's NAV.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business. The Funds may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund's behalf.

Methods of Buying
--------------------- ---------------------------------------- ---------------------------------------
                      To Open an Account                       To Add to an Account
--------------------- ---------------------------------------- ---------------------------------------
By Telephone          You may not use telephone transactions   If you have completed the "Telephone
                      for your initial purchase of a Fund's    Purchase Option" section of the
                      shares.  If you have elected the         Account Application Form, call the
                      "Telephone Exchange Option" on a Baird   Funds (toll-free) at 1-866-44BAIRD to
                      Fund, you may call that Fund             place your order. You will then be
                      (toll-free) at 1-866-44BAIRD to          able to move money from your bank
                      request an exchange into another Baird   account to your Fund account upon
                      Fund.  See "Exchanging Shares."          request.  Only bank accounts held at
                                                               domestic institutions that are Automated
                                                               Clearing House ("ACH") members may
                                                               be used for telephone transactions.
                                                               The minimum telephone purchase is
                                                               $250.

By Mail               Make your check payable to "Baird        Fill out the investment stub from an
                      Funds."  Forward the check and your      account statement, or indicate the
                      application to the address below.  No    Fund name and account number on your
                      third party checks will be accepted.     check.  Make your check payable to
                      If your check is returned for any        "Baird Funds." Forward the check and
                      reason, a $25 fee will be assessed       stub to the address below.
                      against your account.

By Federal Funds Wire Forward your application to Baird        Notify the Funds of an incoming wire
                      Funds at the address below.  Call        by calling (toll-free)
                      (toll-free) 1-866-44BAIRD to obtain an   1-866-44BAIRD.  Use the following
                      account number. Wire funds using the     instructions:
                      instructions to the right.               U.S. Bank, N.A.
                                                               Milwaukee, WI 53202
                                                               ABA#:  042000013
                                                               Credit:  U.S. Bancorp Fund Services,
                                                               LLC
                                                               Account #: 112-952-137
                                                               Further Credit:
                                                               (name of Fund, share class)
                                                               (name/title on the account)
                                                               (account #)
                                                               The Funds, Advisor and the Transfer
                                                               Agent are not responsible for the
                                                               consequences of delays resulting from
                                                               the banking or Federal Reserve Wire
                                                               system, or from incomplete wiring
                                                               instructions.

Automatic Investment  Open a Fund account with one of the      If you did not set up an Automatic
Plan                  other methods.  If by mail, be sure to   Investment Plan with your original
                      include your checking account number     application, call the Funds
                      on the appropriate section of your       (toll-free) at 1-866-44BAIRD.
                      application and enclose a voided check   Additional investments (minimum of
                      or deposit slip with your initial        $250) will be taken from your
                      purchase application.                    checking account automatically
                                                               monthly or quarterly.

Through Shareholder   To purchase shares for another           To purchase shares for another
Service Organizations investor, call the Funds (toll-free)     investor, call the Funds (toll-free)
                      at 1-866-44BAIRD.                        at 1-866-44BAIRD.

By Exchange           Call the Funds (toll-free) at            Call the Funds (toll-free) at
                      1-866-44-BAIRD to obtain exchange        1-866-44BAIRD to obtain exchange
                      information.  See "Exchanging Shares."   information.  See "Exchanging Shares."
--------------------- ---------------------------------------- ---------------------------------------

You should use the following addresses when sending documents by mail or by overnight delivery:



By Mail                                    By Overnight Delivery
Baird Funds                                Baird Funds
c/o U.S. Bancorp Fund Services, LLC        c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                               615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701            Milwaukee, Wisconsin 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Selling Shares

Methods of Selling
-------------------------------------- -----------------------------------------
                       To Sell Some or All of Your Shares
-------------------------------------- -----------------------------------------
By Telephone        Call the Funds  (toll-free)  at  1-866-44BAIRD  to place the order. (Note: For security reasons, requests by telephone will be recorded.)

By Mail Send a letter instructing the Funds to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax

By  Federal Funds   Wire Call the Funds  (toll-free) at 1-866-44BAIRD to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

Systematic          The Funds offer  shareholders a Systematic  Withdrawal Plan.
Withdrawal          Call the Funds  (toll-free) at  1-866-44BAIRD to arrange for
Plan                regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Consult your account  agreement for information on redeeming
Organization        shares.

By Exchange         Call  the  Funds  (toll-free)  at  1-866-44BAIRD  to  obtain exchange  information.  See "Exchanging  Shares" for further information.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o    The name of the Fund

o    The number of shares or the dollar amount of shares to be redeemed

o Signatures of all registered shareholders exactly as the shares are registered

o    The account number
--------------------------------------------------------------------------------
Payment of Redemption Proceeds
You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by a Fund or its agents. You may receive the proceeds in one of three ways:

1) We can mail a check to your account's address. You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2) We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3) For a $12 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Funds and their shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees
A signature guarantee of each owner is required to redeem shares in the following situations:

o    If you change ownership on your account

o When you want the redemption proceeds sent to a different address than that registered on the account

o If the proceeds are to be made payable to someone other than the account's owner(s)

o Any redemption transmitted by federal wire transfer to a bank other than your bank of record

o If a change of address request has been received by the Transfer Agent within the last 15 days

o    For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission ("SEC"). Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts
Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership
In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.

Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another. You may also exchange between classes of a Fund or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Funds or, if you have established telephone exchange privileges, by calling (toll-free) 1-866-44BAIRD. Shares of the First American Prime Obligations Fund are not offered by this prospectus. Please read that prospectus before making an exchange into the First American Prime Obligations Fund. This exchange privilege is offered as a convenience to the Funds' shareholders. Please note that when exchanging from a Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Funds (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information about the Exchange Privilege
The Funds are intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund's performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Funds reserve the right to:

o    Vary or waive any minimum investment requirement.

o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

o Reject any purchase or exchange request for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

o Redeem all shares in your account if your balance falls below a Fund's minimum for the applicable class of shares. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

o Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.

o Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

o Modify or terminate the exchange privilege after 60 days written notice to shareholders.

o Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.

o Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under "Buying Shares".

In an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-44BAIRD to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.

Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions

Each Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized.

Dividends are declared and paid annually. Capital gains, if any, are generally distributed once a year.

Dividends on each share class of the Funds are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. So, because Investor Class Shares have distribution fees, the dividends paid to Investor Class shareholders will be lower than those paid to Institutional Class shareholders.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund. In such cases, dividends and distributions will be paid in cash.

Taxation

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) regardless of whether they are received in cash or reinvested in Fund shares. Dividends paid by a Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to shareholders at the applicable long-term capital gains rate, regardless of how long a shareholder has held shares of the Fund.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by a shareholder.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. Please note that dividends and distributions are taxable even if reinvested.

Additional tax information may be found in the SAI. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

For More Information
--------------------------------------------------------------------------------

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)
The SAI contains details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Funds' performance during the Funds' last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.








                                                     1940 Act File No. 811-09997



                                BAIRD FUNDS, INC.




                                   Prospectus

                                   May 1, 2002



                          Baird Intermediate Bond Fund
                              Baird Core Bond Fund
                            Baird Aggregate Bond Fund
                     Baird Intermediate Municipal Bond Fund


The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.



                                TABLE OF CONTENTS


Risk/Return Summary...........................................................2

   OVERVIEW...................................................................2
   INVESTMENT OBJECTIVES......................................................2
   PRINCIPAL INVESTMENT STRATEGIES............................................2
   PRINCIPAL RISKS............................................................2
   PERFORMANCE INFORMATION....................................................2
   FEES AND EXPENSES OF THE FUNDS.............................................2

Management of the Funds.......................................................2

   THE ADVISOR................................................................2
   THE INVESTMENT MANAGEMENT TEAM.............................................2

Financial Highlights..........................................................2


Your Account..................................................................2

   DISTRIBUTION OF SHARES.....................................................2
   DESCRIPTION OF CLASSES.....................................................2
   SHARE PRICE................................................................2
   BUYING SHARES..............................................................2
   SELLING SHARES.............................................................2
   EXCHANGING SHARES..........................................................2
   GENERAL TRANSACTION POLICIES...............................................2

Distributions and Taxes.......................................................2

   DIVIDENDS AND DISTRIBUTIONS................................................2
   TAXATION...................................................................2

For More Information..................................................BACK COVER

Risk/Return Summary
--------------------------------------------------------------------------------

Overview

This prospectus describes the Baird Intermediate Bond Fund, the Baird Core Bond Fund, the Baird Aggregate Bond Fund, and the Baird Intermediate Municipal Bond Fund (each a "Fund" and collectively the "Funds"), four investment portfolios offered by Baird Funds, Inc. (the "Company"). On the following pages, you will find important information about each Fund, including:

o A description of each Fund's investment objective (sometimes referred to as its goal)

o Each Fund's principal investment strategies (the steps it takes to try to meet its goal)

o The principal risks associated with each Fund (factors that may prevent it from meeting its goal)

o    The fees and expenses you pay as an investor in each Fund

Who May Want to Invest in the Funds
These Funds may be appropriate for investors who:

o    Wish to invest for the long-term
o    Want to earn income on investments considered more stable than stocks
o    Are looking for a fixed-income component to complete their portfolio
o    Have long-term goals such as planning for retirement

The Intermediate Municipal Bond Fund may be appropriate for investors who are looking for income that is exempt from federal income tax.

These Funds are not appropriate for investors that have short-term financial goals. The Intermediate Municipal Bond Fund is not an appropriate investment for tax-deferred retirement accounts, such as IRAs, because its returns before taxes are generally lower than those of taxable funds.

Before investing in a Fund, you should carefully consider:

o    Your own investment goals
o    The amount of time you are willing to leave your money invested
o    The amount of risk you are willing to take

Investment Objectives

Intermediate Bond Fund
The investment objective of the Intermediate Bond Fund is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers Intermediate Government/Credit Bond Index. The Lehman Brothers Intermediate Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and ten years.

Core Bond Fund
The investment objective of the Core Bond Fund is to provide an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers Government/Credit Bond Index. The Lehman Brothers Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and thirty years or more.

Aggregate Bond Fund
The investment objective of the Aggregate Bond Fund is to seek an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers Aggregate Bond Index. The Lehman Brothers Aggregate Bond Index is a market-capitalization weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

Intermediate Municipal Bond Fund
The primary investment objective of the Intermediate Municipal Bond Fund is to provide current income that is substantially exempt from federal income tax. A secondary objective is to provide total return with relatively low volatility of principal. The Intermediate Municipal Bond Fund strives to achieve an annual rate of return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers 10-Year General Obligation Bond Index. The Lehman Brothers 10-Year General Obligation Bond Index is a widely recognized unmanaged index of bond prices compiled by Lehman Brothers. This index is comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of at least $5 million; have been issued within the last five years; and have a maturity of eight to twelve years.

Principal Investment Strategies
To achieve each Fund's investment objectives, Robert W. Baird & Co. Incorporated (the "Advisor") attempts to keep the duration of each Fund's portfolio substantially equal to that of its benchmark. The Advisor seeks to control credit quality risk by purchasing only investment grade, U.S. dollar denominated securities. The Advisor attempts to diversify each Fund's portfolio by holding securities of many different issuers and choosing issuers in a variety of sectors.

--------------------------------------------------------------------------------
Duration: a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.
--------------------------------------------------------------------------------

The effective dollar-weighted average portfolio maturity of the Intermediate Bond Fund will be more than three years but less than ten years during normal market conditions. The effective dollar-weighted average portfolio maturity of the Core Bond Fund and the Aggregate Bond Fund will be more than five years during normal market conditions. The effective dollar-weighted average portfolio maturity of the Intermediate Municipal Bond Fund will be more than five years but less than fifteen years during normal market conditions. The Intermediate Municipal Bond Fund may invest in short-term municipal obligations and tax-exempt commercial paper.

The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

The Advisor generally will sell a security when it, on a relative basis and in the Advisor's opinion, will no longer help a Fund attain its objectives. Each Fund typically holds less than 200 securities.

--------------------------------------------------------------------------------
Investment Grade Securities are:
Securities rated in the highest 4 categories by Standard & Poor's (S&P), Moody's, Fitch Inc. or another nationally recognized statistical rating organization.
--------------------------------------------------------------------------------

The Advisor attempts to achieve annual rates of total return greater than each Fund's respective benchmark index. The Core Bond Fund and Aggregate Bond Fund each maintain longer maturities than the Intermediate Bond Fund and typically maintain longer maturities than the Intermediate Municipal Bond Fund, thus providing a greater potential for return, with an increased level of risk. Each of the Core Bond Fund's and Aggregate Bond Fund's investments are based on, although do not replicate, the securities composition of the respective Fund's benchmark index. Consequently, each Fund's portfolio composition and risks will differ. For example, the Aggregate Bond Fund will typically invest a higher percentage of its total net assets in mortgage-backed securities than the Core Bond Fund, while the Core Bond Fund will typically invest a higher percentage of its total net assets in government obligations and individual corporate issuers. Due to its higher percentage of mortgage-backed securities, the Aggregate Bond Fund is expected to perform more closely to the overall investment grade bond market than the Core Bond Fund.

In determining which securities to buy for the Funds, the Advisor attempts to achieve returns that exceed a Fund's benchmark primarily in three ways:

          Yield curve positioning: The yield curve is a graphic representation of the actual or projected yields of fixed-income securities in relation to their maturities and durations. The Advisor attempts to match the average duration of the securities in the Fund with the average duration of the securities in the Fund's benchmark. The securities in the Fund, though, will not be identical to the securities in the benchmark. The Advisor selects securities for the Fund with maturities and yields that it believes have the greatest potential for achieving the Fund's objective. Because the yield curve is constantly changing, the Advisor regularly adjusts the Fund's portfolio to purchase securities that it believes will best assist the Fund in achieving its objectives.

          Sector allocation: The Advisor next evaluates the return potential of each sector (including: asset-backed securities, mortgage-backed securities, government and governmental agency bonds, and corporate bonds for the Intermediate Bond Fund, Core Bond Fund, and Aggregate Bond Fund; and general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds for the Intermediate Municipal Bond Fund). The Advisor invests in securities in those sectors which it believes represent the greatest potential for achieving the Fund's objectives. The Advisor regularly adjusts the portfolio in order to address changes in yields and underlying risks in various sectors.

          Security selection: The Advisor then focuses on selecting individual securities. The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available securities of that issuer to purchase.

Debt Securities
The Advisor will attempt to keep the Intermediate Bond Fund, Core Bond Fund, and Aggregate Bond Fund fully invested. The Intermediate Bond Fund, Core Bond Fund, and Aggregate Bond Fund each have a policy of investing at least 80% of its net assets in the following types of debt securities:

o  U.S. government                                  o   U.S. government agencies
o  Stripped U.S. government                         o   Corporate
o  Collateralized mortgage obligations              o   Medium-term notes
o  Asset-backed and mortgage-backed obligations     o   Eurobonds

--------------------------------------------------------------------------------
Municipal Obligations: are dollar-denominated debt obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their authorities, agencies, instrumentalities and political subdivisions.
--------------------------------------------------------------------------------

Municipal Obligations
The Intermediate Municipal Bond Fund invests principally in investment grade, intermediate-term municipal obligations issued by state and local governments exempt from federal income tax. During normal market conditions, the Fund will invest at least 80% of its net assets in bonds and debentures, the interest on which is exempt from regular federal income and alternative minimum taxes.

In pursuing its  investment  objective,  the  Intermediate  Municipal  Bond Fund
invests  in  a  diversified  portfolio  of  municipal   obligations.   Municipal
obligations purchased by the Fund will be:

o Investment grade at the time of purchase (i.e., BBB or higher by Standard & Poors or Fitch Inc., or Baa or higher by Moody's, or in the highest four categories by another nationally recognized rating agency)

o Unrated at the time of purchase but determined to be of comparable quality by the Advisor

o Municipal notes and other short-term obligations rated SP-1 by S&P or MIG-1 by Moody's

o    Tax-exempt commercial paper rated A-1 or higher by S&P or VMIG-1 by Moody's

Debt obligations acquired by a Fund will be "investment grade," as rated by at least one rating agency. The Advisor may purchase unrated obligations that are determined by the Advisor to be comparable in quality to the rated obligations. Average quality for a Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by a Fund for purchase. In such cases, the Advisor will consider whether to continue to hold the security. If over 5% of a Fund's net assets consist of obligations that have fallen below the minimum rating, the Advisor will immediately sell some of those securities to reduce the aggregate value of such securities to less than 5% of the Fund's net assets.

Illiquid Investments
Each Fund may invest up to 15% of its net assets in illiquid investments. In general, illiquid securities are securities that cannot be sold or disposed of within seven days at their approximate market value. For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities").

Foreign Securities
Each Fund may invest up to 20% of its net assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

Cash or Similar Investments
When the Advisor believes that market conditions are unfavorable for profitable investing, or when the Advisor is otherwise unable to locate attractive investment opportunities, a Fund's cash or similar investments may increase. In other words, the Funds may not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities. Under normal market conditions, each Fund intends to invest no more than 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.

Temporary Investments
The Advisor may from time to time invest any amount in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic, political or other conditions to protect a Fund's assets or maintain liquidity. Taxable obligations purchased by the Intermediate Municipal Bond Fund normally will not exceed 20% of the Fund's total assets at the time of purchase. When a Funds' investments in cash or similar investments increase, the Fund may not achieve its investment objective.

Principal Risks

The main risks of investing in each of the Funds are substantially similar. However, certain risks are enhanced for each Fund. Specifically, the Core Bond Fund and Aggregate Bond Fund each maintain longer maturities than the Intermediate Bond Fund, and typically maintain longer maturities than the Intermediate Municipal Bond Fund, thus providing a greater potential for return, with an increased level of risk. In addition, although the Core Bond and Aggregate Bond Funds' maturities are similar, their portfolio composition and the resulting risks are different. The Aggregate Bond Fund will typically hold a higher percentage of its total net assets in mortgage-backed securities than the Core Bond Fund. Thus, the Aggregate Bond Fund's exposure to this associated risk will typically be greater than the Core Bond Fund's. Because of its greater investment in mortgage-backed securities, in a volatile interest rate environment, the Aggregate Bond Fund may underperform the Core Bond Fund. The risks associated with government obligations and the credit risks associated with individual corporate issuers will typically be greater for the Core Bond Fund than the Aggregate Bond Fund, because the Core Bond Fund will typically hold a higher percentage of its total net assets in those securities. Also, the risks associated with investing in municipal securities are enhanced with the Intermediate Municipal Bond Fund.

Management Risks
The Advisor may err in its choices of securities or portfolio mixes. Such errors could result in a negative return and a loss to you. In the event the performance of a Fund is not greater than its benchmark index, the Fund's Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Because each Fund holds fewer issues than its benchmark index, material events affecting the Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence its benchmark index and may prevent the Fund from attaining its investment objective for particular periods.

Bond Market Risks
The major risks of each Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates - generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest-rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit-quality risk). Because bond values fluctuate, a Fund's share price fluctuates. So, if the value of a Fund's investments goes down, you may lose money.

Credit Risks
Individual issues of fixed-income securities may be subject to the credit risk of the issuer. This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Bonds receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade securities, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other circumstances.

Liquidity Risks
Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Foreign Securities Risks
Foreign investments involve additional risks including political and economic instability, differences in financial reporting standards, and less strict regulation of securities markets.

Mortgage- and Asset-Backed Securities Risks - Aggregate Bond Fund, Intermediate Bond Fund and Core Bond Fund Only Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, a Fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the Fund's share price and its income distributions.

Government Obligations Risks
For Fund investments in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, no assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

Tax Risks
Municipal securities are less attractive and may decrease in value during times when tax rates are low. Since interest income on municipal obligations is normally not subject to regular federal income taxation, the attractiveness of municipal obligations in relation to other investment alternatives is affected by changes in federal income tax rates applicable to, or the continuing federal tax-exempt status of, such interest income. Any proposed or actual changes in such rates or exempt status, therefore, can significantly affect the demand for and supply, liquidity and marketability of municipal obligations, which would in turn affect the Intermediate Municipal Bond Fund's ability to acquire and dispose of municipal obligations at desirable yield and price levels.

Investment in tax-exempt securities poses additional risks. In many cases, the Internal Revenue Service has not ruled on whether the interest received on a tax-exempt obligation is tax-exempt, and accordingly, purchases of these securities are based on the opinion of bond counsel to the issuers at the time of issuance. The Intermediate Municipal Bond Fund and the Advisor rely on these opinions and will not review the basis for them.

Municipal Obligations Risks
The Intermediate Municipal Bond Fund may invest more than 25% of its total assets in municipal obligations issued by persons located in the same state and the interest on which is paid solely from revenues of similar projects. As a result, changes in economic, business or political conditions relating to a particular state or types of projects may have a disproportionate impact on the Fund's share price.

It is anticipated that the Intermediate Municipal Bond Fund will invest in municipal securities issued by governmental authorities throughout the United States and its territories. The Fund intends to purchase various types of municipal bonds. These include general obligation and pre-refunded bonds issued for any purpose, and revenue bonds funding education, housing and transportation and essential services including, without limitation, water, sewer and electricity.

Municipal obligations, which the Intermediate Municipal Bond Fund may acquire, include municipal lease obligations, which are issued by a state or local government or authority to acquire land and a wide variety of equipment and facilities. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund.

The Funds cannot guarantee that they will achieve their respective investment objectives. You should be aware that you may lose money by investing in the Funds.

Performance Information
The performance information that follows gives some indication of how each Fund's performance can vary. The bar charts indicate the risks of investing in the Funds by showing the performance of each Fund from year to year (on a calendar year basis). The tables show each Fund's average annual returns compared to a broad-based securities market index. The information shown assumes reinvestment of dividends and distributions. The after-tax returns shown in the tables are intended to show the impact of assumed federal income taxes on an investment in the Funds. The "Return After Taxes on Distributions" shows the effect of taxable distributions (dividends and capital gains distributions), but assumes that you still hold Fund shares at the end of the period. The "Return After Taxes on Distributions and Sale of Fund Shares" shows the effect of both taxable distributions and any taxable gain or loss that would be realized if Fund shares were sold at the end of the specified period. The after tax returns are calculated using the highest individual federal marginal income tax rates in effect and do not reflect the impact of state and local taxes. For 2001, the highest ordinary income and short-term gain rate was 39.1% and the highest long-term gain rate was 20.0%. In certain cases, the "Return After Taxes on Distributions and Sale of Fund Shares" may be higher than the other return figures for the same period. This will occur when a capital loss is realized upon the sale of Fund shares and provides an assumed tax benefit that increases the return. Your actual after-tax returns depend on your tax situation and may differ from those shown. The after-tax returns are not relevant if you hold your Fund shares through a tax-deferred account, such as a 401(k) plan or an individual retirement account ("IRA"). Please remember that a Fund's past performance (before and after taxes) does not reflect how the Fund may perform in the future.

                             Intermediate Bond Fund
                              Institutional Class*
                        Calendar Year Returns as of 12/31

[CHART]

2001            6.68%

*Please note that the Institutional Class has a lower level of expenses than the Investor Class. If the returns for the Investor Class were shown, the returns would have been lower. See "Fees and Expenses of the Funds."

Best quarter:                  4th quarter 2000                6.63%
Worst quarter:                 4th quarter 2001               -1.04%


Average Annual Total Returns as of December 31, 2001                                 Since
                                                                      1 Year      Inception(1)
Intermediate Bond Fund
     Institutional Class
         Return Before Taxes                                           6.68%        10.82%
         Return After Taxes on Distributions                           4.21%         8.41%
         Return After Taxes on Distributions and Sale of Fund Shares   4.05%         7.48%
     Investor Class
         Return Before Taxes                                           6.43%        10.65%
         Return After Taxes on Distributions                           4.45%         8.65%
         Return After Taxes on Distributions and Sale of Fund Shares   3.90%         7.54%

Lehman Brothers Intermediate Government/Credit Bond Index (2)          8.96%        10.27%
---------------
(1) The returns shown are since the Fund's inception date, September 29, 2000
(commencement of operations).

(2) The Lehman Brothers Intermediate Government/Credit Bond Index is an unmanaged market value weighted index measuring both the principal price changes of, and income provided by, the underlying universe of securities that comprise the index. Securities included in the index must meet the following criteria:
fixed as opposed to variable rate; remaining maturity of one to ten years;
minimum outstanding par value of $150 million; rated investment grade or higher by Moody's Investors Service or equivalent; must be dollar denominated and non-convertible; and must be publicly issued. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.





                                 Core Bond Fund
                              Institutional Class*
                        Calendar Year Returns as of 12/31
*Please note that the Institutional Class has a lower level of expenses than the Investor Class. If the returns for the Investor Class were shown, the returns would have been lower. See "Fees and Expenses of the Funds."

Best quarter:                  4th quarter 2000                5.89%
Worst quarter:                 4th quarter 2001               -1.15%

Average Annual Total Returns as of December 31, 2001                                               Since
                                                                                    1 Year      Inception(1)
Core Bond Fund
     Institutional Class
         Return Before Taxes                                                         6.84%         10.33%
         Return After Taxes on Distributions                                         4.01%         7.55%
         Return After Taxes on Distributions and Sale of Fund Shares                 4.15%         6.90%
     Investor Class
         Return Before Taxes                                                         6.70%         10.09%
         Return After Taxes on Distributions                                         4.21%         7.63%
         Return After Taxes on Distributions and Sale of Fund Shares                 4.07%         6.87%

Lehman Brothers Government/Credit Bond Index (2)                                     8.50%         10.47%

---------------

(1) The returns shown are since the Fund's inception date, September 29, 2000 (commencement of operations).
(2) The Lehman Brothers Government/Credit Bond Index is an unmanaged market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and thirty years or more. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

[CHART]
                               Aggregate Bond Fund
                              Institutional Class*
                        Calendar Year Returns as of 12/31

2001            8.33%


*Please note that the Institutional Class has a lower level of expenses than the Investor Class. If the returns for the Investor Class were shown, the returns would have been lower. See "Fees and Expenses of the Funds."

Best quarter:                  4th quarter 2000                5.78%
Worst quarter:                 4th quarter 2001               -0.20%


Average Annual Total Returns as of December 31, 2001                                 Since
                                                                      1 Year      Inception(1)
Aggregate Bond Fund
     Institutional Class
         Return Before Taxes                                           8.33%         11.47%
         Return After Taxes on Distributions                           5.37%         8.51%
         Return After Taxes on Distributions and Sale of Fund Shares   5.04%         7.72%
     Investor Class
         Return Before Taxes                                           7.98%         11.17%
         Return After Taxes on Distributions                           5.35%         8.53%
         Return After Taxes on Distributions and Sale of Fund Shares   4.83%         7.64%

Lehman Brothers Aggregate Bond Index (2)                               8.44%         10.28%

---------------
(1) The returns shown are since the Fund's inception date, September 29, 2000 (commencement of operations).

(2) The Lehman Brothers Aggregate Bond Index is an unmanaged market-capitalization weighted index of investment grade, fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.


                        Intermediate Municipal Bond Fund

Because the Intermediate Municipal Bond Fund does not have a full calendar year of performance, no bar chart has been provided. The table below shows the Fund's year-to-date return compared to a broad-based securities market index.


Total Returns as of December 31, 2001
                                                             Since Inception(1)
Intermediate Municipal Bond Fund(2)
     Institutional Class                                            5.02%
     Investor Class                                                 4.74%

Lehman Brothers 10-Year General Obligation Bond Index (3)           2.03%

---------------
(1) The returns shown are since the Fund's inception date, March 30, 2001 (commencement of operations).

(2) Because the Intermediate Municipal Bond Fund's primary investment objective is to provide current income that is substantially exempt from federal income tax, after-tax return calculations are not provided.

(3) The Lehman Brothers 10-Year General Obligation Bond Index is an unmanaged index of bond prices compiled by Lehman Brothers and comprised of investment grade state and local general obligation bonds that have been issued as part of an offering of at least $50 million; have a minimum amount outstanding of $5 million; have been issued within the last five years; and have a maturity of eight to twelve years. A direct investment in an index is not possible. The Index does not reflect any deduction for fees, expenses or taxes.

Fees and Expenses of the Funds

Shareholder Fees
(fees paid directly from your investment)
The shares of each Fund are 100% no-load, so you pay no sales charges (loads) to buy or sell shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares or Institutional Class Shares of the Intermediate Bond Fund, Core Bond Fund, Aggregate Bond Fund or Intermediate Municipal Bond Fund.

                                                   Investor        Institutional
Annual Fund Operating Expenses                   Class Shares       Class Shares
(as a percent of average net assets)
Management Fees                                       0.25%             0.25%
Distribution and Service (12b-1)(1)ees                0.25%            None
Other Expenses(2)                                     0.05%             0.05%
                                                 --------------    -------------
Total Annual Fund Operating Expenses                  0.55%             0.30%

1 Because each Fund pays 12b-1 distribution fees for its Investor Class Shares which are based upon the Fund's assets attributable to the Investor Class, if you own Investor Class Shares of a Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

2 "Other Expenses" are based on amounts incurred during the last fiscal year and include custodian, administration, transfer agency and other customary Fund expenses. "Other expenses" are fixed at 0.05% of each Fund's average daily net assets pursuant to an Administration Agreement between each Fund and the Advisor. Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses.

Example
The following example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds.

The example assumes that:

o    You invest $10,000 in a Fund for the time periods indicated;
o    You redeem all of your shares at the end of those periods;
o    Your   investment  has  a  5%  return  each  year;
o    Your dividends and distributions have been reinvested; and
o    The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------- ------- ---------- -------- ------------
                                                               1 Year   3 Years   5 Years  10 Years
------------------------------------------------------------- ------- ---------- -------- ------------
Intermediate Bond Fund - Investor Class Shares                $56         $176       $307     $689
Intermediate Bond Fund - Institutional Class Shares           $31         $  97      $169     $381
Core Bond Fund - Investor Class Shares                        $56         $176       $307     $689
Core Bond Fund - Institutional Class Shares                   $31         $  97      $169     $381
Aggregate Bond Fund - Investor Class Shares                   $56         $176       $307     $689
Aggregate Bond Fund - Institutional Class Shares              $31         $  97      $169     $381
Intermediate Municipal Bond Fund - Investor Class Shares      $56         $176       $307     $689
Intermediate Municipal Bond Fund - Institutional Class Shares $31         $  97      $169     $381


Management of the Funds
--------------------------------------------------------------------------------

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company's Board of Directors, is responsible for the day-to-day management of the Funds in accordance with each Fund's respective investment objective and policies. This includes making investment decisions, and buying and selling securities. For its services, the Advisor receives, and for the fiscal year ended December 31, 2001 was paid, an annual fee of 0.25% of the average daily net assets of each Fund. The advisory fee is accrued daily and paid monthly.

Under a separate Administration Agreement with Robert W. Baird & Co. Incorporated, each Fund pays the Advisor a fee of 0.05% of its average daily net assets to serve as administrator. As administrator, the Advisor assumes and pays all expenses of the Fund, excluding, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses. In this way, the Advisor is able to control or limit the direct Fund expenses.

The Advisor was founded in 1919, and is an indirect majority-owned subsidiary of the Northwestern Mutual Life Insurance Company. The Advisor has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of December 31, 2001 the Advisor had over $10 billion in assets under management.

The Investment Management Team

The individuals listed below are members of the investment management team at the Advisor (the "Investment Management Team") that manage the Funds' investments. No member of the Investment Management Team is solely responsible for making recommendations for portfolio purchases and sales.

Mary Ellen Stanek
Ms. Stanek is a Managing Director of the Advisor and Chief Investment Officer of Baird Advisors, a department of the Advisor. Ms. Stanek has over 23 years of investment experience managing various types of fixed income portfolios. Ms. Stanek joined Baird Advisors in March, 2000. Prior to joining Baird Advisors, Ms. Stanek was employed by Firstar Investment Research & Management Company, LLC ("FIRMCO") where she most recently served as President and CEO from November, 1998 to March, 2000, and Chief Operating Officer and President from March, 1994 to November, 1998. Ms. Stanek obtained her undergraduate degree from Marquette University and M.B.A. from the University of Wisconsin-Milwaukee. She received the Chartered Financial Analyst designation in 1983. Ms. Stanek is a member of the Association for Investment Management and Research ("AIMR") and the Milwaukee Investment Analysts Society.

Gary A. Elfe
Mr. Elfe is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Elfe has over 23 years of investment experience managing various types of fixed income portfolios. Mr. Elfe joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Elfe was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he was Director of Fixed Income Research & Trading. Mr. Elfe obtained his undergraduate degree and M.B.A. from the University of Wisconsin-Milwaukee. He received the Chartered Financial Analyst designation in 1982. Mr. Elfe is a member of AIMR and the Milwaukee Investment Analysts Society.

Charles B. Groeschell
Mr. Groeschell is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Groeschell has over 21 years of investment experience managing various types of fixed income portfolios. Mr. Groeschell joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he played a lead role in the overall management of major fixed income client relationships. Mr. Groeschell received his B.A. from Texas Christian University and his M.B.A. from the University of Wisconsin-Milwaukee.

Warren D. Pierson

Mr. Pierson is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Pierson has over 16 years of investment experience managing taxable and tax-exempt fixed income portfolios. Mr. Pierson joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Pierson was employed by FIRMCO where he served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio
Manager from May, 1993 to June, 1997. Mr. Pierson managed municipal bond portfolios and intermediate taxable bond portfolios while at FIRMCO. Mr. Pierson received his undergraduate degree from Lawrence University in Appleton, Wisconsin. He became a Chartered Financial Analyst in 1990. Mr. Pierson is a member of AIMR and is President of the Milwaukee Investment Analysts Society.

Daniel A. Tranchita
Mr. Tranchita is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Tranchita has over 13 years of investment experience managing taxable and tax-exempt fixed income portfolios. Mr. Tranchita joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Tranchita was employed by FIRMCO where he most recently served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio Manager from June, 1993 to June, 1997. Mr. Tranchita did quantitative fixed income analysis and portfolio management while at FIRMCO. Mr. Tranchita received his undergraduate degree and an M.B.A. from Marquette University. He became a Chartered Financial Analyst in 1993. Mr. Tranchita is a member of AIMR and the Milwaukee Investment Analysts Society.

M. Sharon deGuzman
Ms. deGuzman is a Vice President and Portfolio Manager of the Advisor. Ms. deGuzman has over 11 years of investment experience managing taxable and tax-exempt fixed income portfolios. Ms. deGuzman joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Ms. deGuzman was employed by FIRMCO where she served as an Assistant Vice President from November, 1998 to February, 2000, a Portfolio Manager from November, 1996 to November, 1998, a Fixed Income Analyst from November, 1995 to November, 1996, and an Operations Assistant from October, 1994 to November, 1995. Ms. deGuzman did quantitative fixed income analysis and portfolio management while at FIRMCO. She received her undergraduate degree from Eastern Illinois University. She is a member of AIMR and the Milwaukee Investment Analysts Society.

Financial Highlights
--------------------------------------------------------------------------------

The financial highlights table is intended to help you understand each Fund's financial performance for the Fund's shares for the period from the Fund's commencement of operations through December 31, 2001. Certain information reflects financial results for a single Fund share. The total returns presented in the table represent the rate that an investor would have earned on an investment in the Fund for the stated periods (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Fund's financial statements, is included in the Funds' annual report, which is available upon request.

----------------------------------------------------------------------------------------------------------------
                                                                  Intermediate Bond Fund
                                   -----------------------------------------------------------------------------
                                                          Institutional
                                       Institutional      Class Shares         Investor      Investor Class
                                          Class           September 29,         Class           Shares
                                       Shares Year           2000(1)            Shares       September 29,
                                          ended              through          Year ended    2000(1) through
                                       December 31,       December 31,       December 31,     December 31,
                                           2001               2000               2001             2000
                                      --------------------------------------------------------------------------
Per Share Data:
Net asset value, beginning of period        $10.55           $10.00          $10.56           $10.00
                                      -------------   --------------    ------------    ----------------
Income from investment operations:
   Net investment income                      0.62 (6)         0.13            0.59 (6)         0.13
   Net realized and unrealized
     gains  on investments                    0.08 (7)         0.53            0.08(7)          0.53
                                      -------------   --------------    ------------    ----------------
   Total from investment operations           0.70             0.66            0.67             0.66
                                      -------------   --------------    ------------    ----------------
Less distributions:
   Dividends from net investment
      income                                (0.62)           (0.11)          (0.49)           (0.10)
   Distributions from net realized                                  (5)
      gains                                 (0.03)           (0.00)          (0.03)           (0.00) (5)
                                      -------------   --------------    ------------    ----------------
   Total distributions                      (0.65)           (0.11)          (0.52)           (0.10)
                                      -------------   --------------    ------------    ----------------
Net asset value, end of period              $10.60           $10.55          $10.71           $10.56
                                      =============   ==============    ============    ================
Total return                                 6.68%            6.63% (2)       6.43%            6.68% (2)
Supplemental data and ratios:
   Net assets, end of period           $89,682,104       $9,769,062      $1,189,191         $351,262
   Ratio of expenses to average net
      assets                                 0.30%            0.30%(3)        0.55%            0.55% (3)
   Ratio of net investment income to
      average net assets                     5.71%            6.73%(3)        5.46%            6.48% (3)
   Portfolio turnover rate (4)               79.5%           102.5%           79.5%           102.5%


(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)  Amount of dividend paid is less than $0.01.
(6)  Calculated using average shares outstanding during the period.
(7) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.


                                                                       Core Bond Fund
                                         ------------------------------------------------------------------------
                                                                                             Investor Class
                                                                                                  Shares
                                         Institutional    Institutional      Investor Class     September 29,
                                          Class Shares     Class Shares           Shares          2000(1)
                                           Year ended      September 29,        Year ended        through
                                          December 31,    2000(1) through      December 31,    December 31,
                                              2001       December 31, 2000         2001            2000
                                         ------------------------------------------------------------------------
Per Share Data:
Net asset value, beginning of period          $10.45            $10.00             $10.45          $10.00
                                         ------------   ---------------   ----------------   ----------------
Income from investment operations:
   Net investment income                        0.65              0.14               0.64 (6)        0.12
   Net realized and unrealized gains on
      investments                               0.05              0.45               0.05            0.45
                                         ------------   ---------------   ----------------   ----------------
   Total from investment operations             0.70              0.59               0.69            0.57
                                         ------------   ---------------   ----------------   ----------------
Less distributions:
   Dividends from net investment
      income                                  (0.66)            (0.14)             (0.58)          (0.12)
   Distributions from net realized gains      (0.07)            (0.00) (5)         (0.07)          (0.00) (5)
                                         ------------   ---------------   ----------------   ----------------
   Total distributions                        (0.73)            (0.14)             (0.65)          (0.12)
                                         ------------   ---------------   ----------------   ----------------
Net asset value, end of period                $10.42            $10.45             $10.49          $10.45
                                         ============   ===============   ================   ================
Total return                                   6.84%             5.89% (2)          6.70%           5.73% (2)
Supplemental data and ratios:
   Net assets, end of period             $69,182,002       $40,083,054           $258,351         $13,222
   Ratio of expenses to average net
      assets                                   0.30%             0.30%(3)           0.55%           0.55% (3)
   Ratio of net investment income to
      average net assets                       6.25%             6.68% (3)          6.00%           6.43% (3)
   Portfolio turnover rate (4)                 47.0%             11.8%              47.0%           11.8%


(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)  Amount of dividend paid is less than $0.01.
(6)  Calculated using average shares outstanding during the period.


                                                                     Aggregate Bond Fund
                                        -----------------------------------------------------------------------
                                                          Institutional
                                                          Class Shares                      Investor Class
                                          Institutional   September 29,     Investor           Shares
                                          Class Shares       2000(1)      Class Shares      September 29,
                                           Year ended        through       Year ended      2000(1) through
                                          December 31,    December 31,    December 31,       December 31,
                                              2001            2000            2001               2000
                                        --------------------------------------------------------------------
Per Share Data:
Net asset value, beginning of period       $10.42          $10.00         $10.43              $10.00
                                      ------------   -------------    -----------   -----------------
Income from investment operations:
   Net investment income                     0.68            0.16           0.65 (6)            0.15
   Net realized and unrealized gains
     on investments                          0.17            0.42           0.17                0.42
                                      ------------   -------------    -----------   -----------------
   Total from investment operations          0.85            0.58           0.82                0.57
                                      ------------   -------------    -----------   -----------------
Less distributions:
   Dividends from net investment
      income                               (0.67)          (0.16)         (0.59)              (0.14)
   Distributions from net realized
gains                                      (0.09)          (0.00)(5)      (0.09)              (0.00)(5)
                                      ------------   -------------    -----------   -----------------
   Total distributions                     (0.76)          (0.16)         (0.68)              (0.14)
                                      ------------   -------------    -----------   -----------------
Net asset value, end of period             $10.51          $10.42         $10.57              $10.43
                                      ============   =============    ===========   =================
Total return                                8.33%           5.78% (2)      7.98%               5.77% (2)
Supplemental data and ratios:
   Net assets, end of period          $83,392,652     $35,975,190       $166,622             $13,223
   Ratio of expenses to average net
      assets                                0.30%           0.30%(3)       0.55%               0.55%(3)
   Ratio of net investment income to
      average net assets                    6.33%           6.85%(3)       6.08%               6.60%(3)
   Portfolio turnover rate (4)              79.2%           14.7%          79.2%               14.7%

(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)  Amount of dividend paid is less than $0.01.
(6)  Calculated using average shares outstanding during the period.


                                                                Intermediate Municipal Bond Fund
                                                           --------------------------------------------
                                                                                     Investor Class
                                                                                     Shares March
                                                            Institutional Class      30, 2001(1)
                                                            Shares March 30,           through
                                                             2001(1) through         December 31,
                                                            December 31, 2001            2001
                                                           ---------------------------------------------
Per Share Data:
Net asset value, beginning of period                               $10.00              $10.00
                                                           ------------------   -----------------
Income from investment operations:
   Net investment income                                             0.34 (5)            0.31 (5)
   Net realized and unrealized gains on investments                  0.17 (6)            0.17 (6)
                                                           ------------------   -----------------
   Total from investment operations                                  0.51                0.48
                                                           ------------------   -----------------
Less distributions:
   Dividends from net investment income                            (0.25)              (0.20)
   Distributions from net realized gains                           (0.01)              (0.01)
                                                           ------------------   -----------------
   Total distributions                                             (0.26)              (0.21)
                                                           ------------------   -----------------
Net asset value, end of period                                     $10.25              $10.27
                                                           ==================   =================
Total return (2)                                                    5.02%               4.74%
Supplemental data and ratios:
   Net assets, end of period                                  $14,448,572            $624,209
   Ratio of expenses to average net assets (3)                      0.30%               0.55%
   Ratio of net investment income to average net assets (3)         4.32%               4.07%
   Portfolio turnover rate (4)                                      14.8%               14.8%


(1)  Commencement of operations.
(2)  Not annualized.
(3)  Annualized.
(4) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued.
(5)  Calculated using average shares outstanding during the period.
(6) The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

Your Account
--------------------------------------------------------------------------------

Distribution of Shares

Distributor
The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Funds, and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan
The Funds have adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, Investor Class Shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class Shares. The Advisor uses this fee to finance activities that promote the sale of Investor Class Shares. Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. The 12b-1 Plan has the effect of increasing the expenses of the Investor Class from what they would otherwise be.

Description of Classes

Each Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments. In addition, Investor Class Shares impose a Rule 12b-1 fee that is assessed against the assets of a Fund attributable to that class.

The Advisor may select financial institutions, such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers, as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class Shares. Financial institutions will receive fees from the Advisor based upon shares owned by their clients or customers. The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.

Share Price

Shares of each class in a Fund are sold at their net asset value ("NAV").

--------------------------------------------------------------------------------
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

o    The name of the Fund

o    The dollar amount of shares to be purchased

o    Purchase application or investment stub

o Check payable to Baird Funds, or if paying by wire, when Federal Funds are received
--------------------------------------------------------------------------------

The NAV for each class of shares of a Fund is determined as of the close of regular trading on the New York Stock Exchange (the "NYSE") (currently 3:00 p.m., Central time) Monday through Friday, except on days the NYSE is not open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after a Fund or its agents receives your request in good order. The NYSE is closed most national holidays and Good Friday. Please refer to the Funds' Statement of Additional Information ("SAI") for a complete list of the days that the NYSE is closed.

The NAV for a class of shares is determined by adding the value of each Fund's investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

Each Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by the Advisor under the supervision of the Company's Board of Directors.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by a Fund trade may be open on days that the Fund does not calculate its NAV and thus the value of a Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of each Fund, a Fund will value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Company's Board of Directors.

Buying Shares

Minimum Investments
--------------------------- ----------------------------- ----------------------
                            Initial Purchase               Subsequent Purchases
--------------------------- ----------------------------- ----------------------
Investor Class Shares       $1,000 - IRAs                     $500
                            $2,500 - all other accounts       $500
Institutional Class Shares  $250,000                       No minimum
--------------------------- ----------------------------- ----------------------

--------------------------------------------------------------------------------
Minimum investment waivers - Institutional Class Shares
The minimum initial investment amount for Institutional Class Shares is reduced for all employees, directors and officers of the Advisor or the Funds and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests
Your price per share will be the NAV next computed after your request is received in good order by a Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that same day. Requests received after the close of regular trading on the NYSE will receive the next business day's NAV.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business. The Funds may authorize one or more broker/dealers to accept on their behalf purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on a Fund's behalf.

Methods of Buying
--------------------- ----------------------------------- ----------------------------------------
                      To Open an Account                  To Add to an Account

By Telephone          You may not use telephone           If you have completed the "Telephone
                      transactions for your initial       Purchase Option" section of the
                      purchase of a Fund's shares.  If    Account Application Form, call the
                      you have elected the "Telephone     Funds (toll-free) at 1-866-44BAIRD to
                      Exchange Option" on a Baird Fund,   place your order. You will then be
                      you may call that Fund              able to move money from your bank
                      (toll-free) at 1-866-44BAIRD to     account to your Fund account upon
                      request an exchange into another    request.  Only bank accounts held at
                      Baird Fund.  See "Exchanging        domestic institutions that are
                      Shares."                            Automated Clearing House ("ACH")
                                                          members may be used for telephone
                                                          transactions.  The minimum telephone
                                                          purchase is $500.

By Mail               Make your check payable to "Baird   Fill out the investment stub from an
                      Funds." Forward the check and       account statement, or indicate the
                      your application to the address     Fund name and account number on your
                      below.  No third party checks       check.  Make your check payable to
                      will be accepted.  If your check    "Baird Funds." Forward the check and
                      is returned for any reason, a $25   stub to the address below.
                      fee will be assessed against your
                      account.

By Federal Funds Wire Forward your application to Baird   Notify the Funds of an incoming wire
                      Funds at the address below.  Call   by calling (toll-free) 1-866-44BAIRD.
                      (toll-free) 1-866-44BAIRD to        Use the following instructions:
                      obtain an account number. Wire      U.S. Bank, N.A.
                      funds using the instructions to     Milwaukee, WI 53202
                      the right.                          ABA#:  042000013
                                                          Credit:  U.S. Bancorp Fund Services,
                                                          LLC
                                                          Account #: 112-952-137
                                                          Further Credit:
                                                          (name of Fund, share class)
                                                          (name/title on the account)
                                                          (account #)
                                                          The Funds, Advisor and the Transfer
                                                          Agent are not responsible for the
                                                          consequences of delays resulting from
                                                          the banking or Federal Reserve Wire
                                                          system, or from incomplete wiring
                                                          instructions.

Automatic Investment  Open a Fund account with one of     If you did not set up an Automatic
Plan                  the other methods.  If by mail,     Investment Plan with your original
                      be sure to include your checking    application, call the Funds
                      account number on the appropriate   (toll-free) at 1-866-44BAIRD.
                      section of your application and     Additional investments (minimum of
                      enclose a voided check or deposit   $500) will be taken from your checking
                      slip with your initial purchase     account automatically monthly or
                      application.                        quarterly.

Through Shareholder   To purchase shares for another      To purchase shares for another
Service Organizations investor, call the Funds            investor, call the Funds (toll-free)
                      (toll-free) at 1-866-44BAIRD.       at 1-866-44BAIRD.

By Exchange           Call the Funds (toll-free) at       Call the Funds (toll-free) at
                      1-866-44BAIRD to obtain exchange    1-866-44BAIRD to obtain exchange
                      information.  See "Exchanging       information.  See "Exchanging Shares."
                      Shares."
--------------------- ----------------------------------- ----------------------------------------

You should use the following addresses when sending documents by mail or by overnight delivery:

By Mail                                By Overnight Delivery
Baird Funds                            Baird Funds
c/o U.S. Bancorp Fund Services, LLC    c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                           615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701        Milwaukee, Wisconsin 53202

NOTE: The Funds do not consider the U.S. Postal Service or other independent delivery services to be their agents.

Selling Shares

Methods of Selling
-------------------------------------- -----------------------------------------
                       To Sell Some or All of Your Shares
-------------------------------------- -----------------------------------------
By Telephone        Call the Funds  (toll-free)  at  1-866-44BAIRD  to place the order. (Note: For security reasons, requests by telephone will be recorded.)

By Mail Send a letter instructing the Funds to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By Federal Funds    Wire Call the Funds  (toll-free) at 1-866-44BAIRD to request the amount of money you want. Be sure to have all necessary information from your bank. Your bank may charge a fee to receive wired funds.

Systematic          The Funds offer  shareholders a Systematic  Withdrawal Plan.
Withdrawal          Call the Funds  (toll-free) at  1-866-44BAIRD to arrange for
Plan                regular monthly or quarterly fixed withdrawal payments.  The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Consult your account agreement for information
Organization        on redeeming shares.

By Exchange         Call  the  Funds  (toll-free)  at  1-866-44BAIRD  to  obtain exchange  information.  See "Exchanging  Shares" for further information.
-------------------------------------- -----------------------------------------


--------------------------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

o    The name of the Fund
o    The number of shares or the dollar amount of shares to be redeemed
o    Signatures  of  all  registered  shareholders  exactly  as the  shares  are registered
o    The account number
--------------------------------------------------------------------------------

Payment of Redemption Proceeds
You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by a Fund or its agents. You may receive the proceeds in one of three ways:

1) We can mail a check to your account's address. You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.
2) We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.
3) For a $12 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees
A signature guarantee of each owner is required to redeem shares in the following situations:

o    If you change ownership on your account
o When you want the redemption proceeds sent to a different address than that registered on the account
o If the proceeds are to be made payable to someone other than the account's owner(s)
o Any redemption transmitted by federal wire transfer to a bank other than your bank of record
o If a change of address request has been received by the Transfer Agent within the last 15 days
o    For all redemptions of $50,000 or more from any shareholder account

Signature guarantees are designed to protect both you and the Funds from fraud. Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (the "SEC"). Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts
Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Funds (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership
In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Funds (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.


Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another. You may also exchange between classes of the Funds or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold. In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Funds or, if you have established telephone exchange privileges, call 1-866-44BAIRD. Shares of the First American Prime Obligations Fund are not offered by this prospectus. Please read that prospectus before making an exchange into the First American Prime Obligations Fund. This exchange privilege is offered as a convenience to the Funds' shareholders. Please note that when exchanging from a Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Funds (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information About the Exchange Privilege
The Funds are intended as long-term investment vehicles and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt a Fund's performance and shareholders. Therefore, each Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). The Funds may change or temporarily suspend the exchange privilege during unusual market conditions.

General Transaction Policies

The Funds reserve the right to:

o    Vary or waive any minimum investment requirement.
o Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.
o Reject any purchase or exchange request for any reason. Generally, a Fund does this if the purchase or exchange is disruptive to the efficient management of a Fund (due to the timing of the investment or an investor's history of excessive trading).
o Redeem all shares in your account if your balance falls below the Fund's minimum for the applicable class of shares. If, within 60 days of a Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Funds will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.
o Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect a Fund.
o Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.
o Modify or terminate the exchange privilege after 60 days written notice to shareholders.
o Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.
o Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Funds, you may be responsible for any fraudulent telephone orders as long as the Funds have taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Funds by telephone, you may also mail the requests to the Funds at the address listed under "Buying Shares".

In an effort to decrease costs, the Funds will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-44BAIRD to request individual copies of these documents. The Funds will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Funds. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.


Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions

Each Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized.

Dividends are declared and paid monthly. Capital gains, if any, are distributed once a year. It is expected that each Fund's annual distributions will be primarily income dividends.

Dividends on each share class of the Funds are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. So, because Investor Class Shares have distribution fees, the dividends paid to Investor Class shareholders will be lower than those paid to Institutional Class shareholders.

All of your dividends and capital gains distributions with respect to a particular Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund. In such cases, dividends and distributions will be paid in cash.

Taxation

Tax-Exempt Distributions
The Intermediate Municipal Bond Fund intends to distribute tax-exempt dividends from interest earned on qualifying municipal obligations to shareholders. However, the Fund may invest a portion of its assets in securities that generate income that is not exempt from federal or state income tax. Income exempt from federal tax may be subject to state and local income tax. If you are subject to the federal alternative minimum tax ("AMT"), you may have to pay federal tax on a portion of your income from tax-exempt dividends.

Taxable Distributions
Dividends from interest earned on securities held by the Intermediate Bond Fund, the Core Bond Fund, and the Aggregate Bond Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account) regardless of whether they are received in cash or reinvested in Fund shares. Dividends paid by any of the Funds (including the Intermediate Municipal Bond Fund) out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by a Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by the shareholder.

A dividend or capital gains distribution declared by a Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by each Fund for the preceding year. Distributions by the Funds generally will be subject to state and local taxes. Please note that dividends and distributions are taxable even if reinvested.

Additional tax information may be found in the SAI. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Funds.

Taxable Investments
The Intermediate Municipal Bond Fund may invest up to 20% of its net assets in U.S. government and corporate bonds, and other debt securities that are of the same quality as the Fund's investments in municipal bonds. These bonds produce taxable income, unlike municipal bonds which generally provide tax-exempt income.

If You Are Subject to the Alternative Minimum Tax
The Intermediate Municipal Bond Fund may invest up to 20% of its net assets in municipal obligations whose interest is a tax-preference item for purposes of the AMT. If you are subject to the AMT, a portion of the Fund's distributions to you may not be exempt from federal income tax. If this is the case, the Fund's net return to you may be lower.


For More Information
--------------------------------------------------------------------------------

You can find more information about the Funds in the following documents:

Statement of Additional Information (SAI)
The SAI contains details about the investments and techniques of the Funds and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
The Funds' annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Funds' performance during the Funds' last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Funds by calling the Funds (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Funds, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Funds are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.







                                                     1940 Act File No. 811-09997



                                BAIRD FUNDS, INC.




                                   Prospectus

                                   May 1, 2002




                           Baird Short-Term Bond Fund



The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.


         As of the date of this Prospectus, this Fund has not commenced operations and therefore is not yet publicly available.


                                TABLE OF CONTENTS


Risk/Return Summary............................................................3

   OVERVIEW....................................................................3
   SHORT-TERM BOND FUND........................................................3

Management of the Fund.........................................................8

   THE ADVISOR.................................................................8
   THE INVESTMENT MANAGEMENT TEAM..............................................8

Financial Highlights...........................................................9


Your Account..................................................................10

   DISTRIBUTION OF SHARES.....................................................10
   DESCRIPTION OF CLASSES.....................................................10
   SHARE PRICE................................................................10
   BUYING SHARES..............................................................11
   SELLING SHARES.............................................................13
   EXCHANGING SHARES..........................................................14
   GENERAL TRANSACTION POLICIES...............................................15

Distributions and Taxes.......................................................16

   DIVIDENDS AND DISTRIBUTIONS................................................16
   TAXATION...................................................................17

For More Information..................................................BACK COVER


Risk/Return Summary
--------------------------------------------------------------------------------

Overview

This prospectus describes the Baird Short-Term Bond Fund (the "Fund", an investment portfolio offered by Baird Funds, Inc. (the "Company"). On the following pages, you will find important information about the Fund, including:

|X| A description of the Fund's investment objective (sometimes referred to as its goal)
|X| The Fund's principal investment strategies (the steps it takes to try to meet its goal)
|X| The principal risks associated with the Fund (factors that may prevent it from meeting its goal)
|X|  The fees and expenses you pay as an investor in the Fund

Who May Want to Invest in the Fund

The Fund may be appropriate for investors who:

|X|  Wish to invest for the long-term
|X| Want to earn income on investments considered more stable than stocks |X| Are looking for a fixed-income component to complete their portfolio |X| Have long-term goals such as planning for retirement


This Fund is not appropriate for investors that have short-term financial goals.

Before investing in the Fund, you should carefully consider:

|X|  Your own investment goals
|X| The amount of time you are willing to leave your money invested |X| How much risk you are willing to take


Short-Term Bond Fund

Investment Objective
The investment objective of the Short-Term Bond Fund is to provide an annual rate of total return, before fund expenses, greater than the annual rate of total return of the Lehman Brothers 1-3 Year Government/Credit Bond Index. The Lehman Brothers 1-3 Year Government/Credit Bond Index is a market value weighted performance benchmark for government and corporate fixed-rate debt issues with maturities between one and three years.

Principal Investment Strategies
To achieve the Fund's objective, Robert W. Baird & Co. Incorporated (the "Advisor") attempts to keep the duration of the Fund's portfolio substantially equal to that of its benchmark. The Advisor seeks to control credit quality risk by purchasing only investment grade, U.S. dollar denominated securities. The Advisor attempts to diversify the Fund's portfolio by holding securities of many different issuers and choosing issuers in a variety of sectors.

--------------------------------------------------------------------------------
Duration: a measure of a fixed income security's average life that reflects the present value of the security's cash flow, and accordingly is a measure of price sensitivity to interest rate changes. For example, if interest rates decline by 1%, the market value of a portfolio with a duration of five years would rise by approximately 5%. Conversely, if interest rates increase by 1%, the market value of the portfolio would decline by approximately 5%.
--------------------------------------------------------------------------------

The effective dollar-weighted average portfolio maturity of the Fund will be more than one year but less than three years during normal market conditions. The stated maturity of a bond is the date when the issuer must repay the bond's entire principal value to an investor. Some types of bonds may also have an "effective maturity" that is shorter than the stated date due to prepayment or call provisions. Securities without prepayment or call provisions generally have an effective maturity equal to their stated maturity. Dollar-weighted effective maturity is calculated by averaging the effective maturity of bonds held by the Fund with each effective maturity "weighted" according to the percentage of net assets that it represents.

The Advisor generally will sell a security when it, on a relative basis and in the Advisor's opinion, will no longer help the Fund to attain its objectives. The Fund typically holds less than 200 securities.

--------------------------------------------------------------------------------
Investment Grade Securities are:
Securities rated in the highest 4 categories by S&P, Moody's, Fitch Inc. or another nationally recognized statistical rating organization.
--------------------------------------------------------------------------------

The Advisor attempts to achieve returns that exceed the Fund's benchmark primarily in three ways:

          Yield curve positioning: The yield curve is a graphic representation of the actual or projected yields of fixed-income securities in relation to their maturities and durations. The Advisor attempts to match the average duration of the securities in the Fund with the average duration of the securities in the Fund's benchmark. The securities in the Fund, though, will not be identical to the securities in the benchmark. The Advisor selects securities for the Fund with maturities and yields that it believes have the greatest potential for achieving the Fund's objective. Because the yield curve is constantly changing, the Advisor regularly adjusts the Fund's portfolio to purchase securities that it believes will best assist the Fund in achieving its objectives.

          Sector allocation: The Advisor next evaluates the return potential of each sector (including asset-backed securities, mortgage-backed securities, government and governmental agency bonds, and corporate bonds). The Advisor invests in securities in those sectors which it believes represent the greatest potential for achieving the Fund's objectives. The Advisor regularly adjusts the portfolio in order to address changes in yields and underlying risks in various sectors.

          Security selection: The Advisor then focuses on selecting individual securities. The Advisor determines which issuers it believes offer the best relative value within each sector and then decides which available securities of that issuer to purchase.

Debt Securities
The Advisor will attempt to keep the Fund fully invested. The Fund's policy is to invest at least 80% of net assets in the following types of debt securities:

|X|  U.S. government                               |X|  U.S. government agencies
|X|  Stripped U.S. government                      |X|  Corporate
|X|  Collateralized mortgage obligations           |X|  Medium-term notes
|X|  Asset-backed and mortgage-backed obligations  |X|  Eurobonds

Debt obligations acquired by the Fund will be "investment grade," as rated by at least one rating agency. The Advisor may purchase unrated obligations that are determined by the Advisor to be comparable in quality to the rated obligations. Average quality for the Fund is expected to be at least the second highest rating category of S&P or Moody's. After purchase, a security may cease to be rated or may have its rating reduced below the minimum rating required by the Fund for purchase. In such cases, the Advisor will consider whether to continue to hold the security. If over 5% of the Fund's net assets consist of obligations that have fallen below the minimum rating, the Advisor will immediately sell some of those securities to reduce the aggregate value of such securities to less than 5% of the Fund's net assets.

Illiquid Investments
The Fund may invest up to 15% of its net assets in illiquid investments. In general, illiquid securities are securities that cannot be sold or disposed of within seven days at their approximate market value. For example, some securities are not registered under the U.S. securities laws and cannot be sold to the U.S. public because of Securities and Exchange Commission ("SEC") regulations (these are known as "restricted securities").

Foreign Securities
The Fund may invest up to 20% of its net assets in U.S. dollar-denominated debt obligations of foreign corporations and governments.

Cash or Similar Investments
When the Advisor believes that market conditions are unfavorable for profitable investing, or when the Advisor is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase. In other words, the Fund may not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities. The Fund may invest up to 20% of its net assets in cash or similar short-term, investment grade securities such as U.S. government securities, repurchase agreements, commercial paper or certificates of deposit.

Temporary Investments
The Advisor may from time to time invest any amount in cash or short-term, investment grade securities as a temporary defensive position during adverse market, economic, political or other conditions to protect the Fund's assets or maintain liquidity. When the Fund's investments in cash or similar investments increase, the Fund may not achieve its investment objective.

Principal Risks
The main risks of investing in the Fund are:

Management Risks
The Advisor may err in its choices of securities or portfolio mixes. Such errors could result in a negative return and a loss to you. In the event the performance of the Fund is not greater than the performance of the Lehman Brothers 1-3 Year Government/Credit Bond Index, the Fund's Board of Directors will examine the reasons for the deviation and the availability of corrective measures.

Because of the smaller number of issues held by the Fund than the Lehman Brothers 1-3 Year Government/Credit Bond Index, material events affecting the Fund's portfolio (for example, an issuer's decline in credit quality) may influence the performance of the Fund to a greater degree than such events will influence the Lehman Brothers 1-3 Year Government/Credit Bond Index and may prevent the Fund from attaining its investment objective for particular periods.

Bond Market Risks
The major risks of the Fund are those of investing in the bond market. A bond's market value is affected significantly by changes in interest rates - generally, when interest rates rise, the bond's market value declines and when interest rates decline, its market value rises (interest rate risk). Generally, the longer a bond's maturity, the greater the risk and the higher its yield. Conversely, the shorter a bond's maturity, the lower the risk and the lower its yield (maturity risk). A bond's value can also be affected by changes in the bond's credit quality rating or its issuer's financial condition (credit quality risk). Because bond values fluctuate, the Fund's share price fluctuates. So, if the value of the Fund's investments goes down, you may lose money.

Credit Risks
Individual issues of fixed-income securities may be subject to the credit risk of the issuer. This means that the underlying company may experience unanticipated financial problems causing it to be unable to meet its payment obligations. Bonds receiving the lowest investment grade rating may have speculative characteristics and, compared to higher grade securities, may have a weakened capacity to make principal and interest payments due to changes in economic conditions or other circumstances.

Liquidity Risks
Liquidity risk is the risk that certain securities may be difficult or impossible to sell at the time and price that the Advisor would like to sell. The Advisor may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Mortgage-and Asset-Backed Securities Risks
Mortgage-backed and asset-backed securities are subject to prepayment risk, which is the risk that the borrower will prepay some or all of the principal owed to the issuer. If that happens, the Fund may have to replace the security by investing the proceeds in a less attractive security. This could reduce the Fund's share price and its income distributions.

Foreign Securities Risks
Foreign investments involve additional risks including political and economic instability, differences in financial reporting standards, and less-strict regulation of securities markets.

Government Obligations Risks
In addition to U.S. Treasury obligations, the Fund may invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. No assurance can be given that the U.S. government will provide financial support to U.S. government-sponsored agencies or instrumentalities where it is not obligated to do so by law.

The Fund cannot guarantee that it will achieve its investment objective. You should be aware that you may lose money by investing in the Fund.

Performance Information
Because the Fund is new, no performance information for the Fund is included in this prospectus.

Shareholder Fees
(fees paid directly from your investment)
The shares of the Fund are 100% no load, so you pay no sales charges (loads) to buy or sell shares.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)
This table describes the fees and expenses that you may pay if you buy and hold Investor Class Shares or Institutional Class Shares of the Short-Term Bond Fund.

                                                   Investor        Institutional
Annual Fund Operating Expenses                   Class Shares       Class Shares
(as a percent of average net assets)
Management Fees                                       0.25%             0.25%
Distribution and Service (12b-1)(1) Fees              0.25%            None
Other Expenses(2)                                     0.05%             0.05%
                                                 --------------    -------------
Total Annual Fund Operating Expenses                  0.55%             0.30%

1 Because the Fund pays 12b-1 distribution fees for its Investor Class Shares which are based upon the Fund's assets attributable to the Investor Class, if you own Investor Class Shares of the Fund for a long period of time, these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

2 "Other Expenses" are based on estimated amounts for the current fiscal year and include custodian, administration, transfer agency and other customary Fund expenses. "Other expenses" are fixed at 0.05% of each Fund's average daily net assets pursuant to an Administration Agreement between the Fund and the Advisor. Under the Administration Agreement, the Advisor assumes and pays all expenses of the Fund, excluding, borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses.

Example
The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that:

|X|  You invest $10,000 in the Fund for the time periods indicated;

|X|  You redeem all of your shares at the end of those periods;

|X|  Your investment has a 5% return each year;

|X|  Your dividends and distributions have been reinvested; and

|X|  The Fund's operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------- ------------ -------------
                                                      1 Year       3 Years
--------------------------------------------------- ------------ -------------
Short-Term Bond Fund - Investor Class Shares            $56          $176
Short-Term Bond Fund - Institutional Class Shares       $31          $97


Management of the Fund
--------------------------------------------------------------------------------

The Advisor

Robert W. Baird & Co. Incorporated, subject to the general supervision of the Company's Board of Directors, is responsible for the day-to-day management of the Fund in accordance with the Fund's investment objective and policies. This includes making investment decisions, and buying and selling securities. For its services, the Advisor receives an annual fee of 0.25% of the average daily net assets of the Fund. The advisory fee is accrued daily and paid monthly.

Under a separate Administration Agreement with Robert W. Baird & Co. Incorporated, the Fund pays the Advisor a fee of 0.05% of its average daily net assets to serve as administrator. As administrator, the Advisor assumes and pays all expenses of the Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses. In this way, the Advisor is able to control or limit the direct Fund expenses.

The Advisor was founded in 1919, and is an indirect majority-owned subsidiary of the Northwestern Mutual Life Insurance Company. The Advisor has its main office at 777 East Wisconsin Avenue, Milwaukee, Wisconsin 53202. The Advisor provides investment management services for individuals and institutional clients including pension and profit sharing plans. As of December 31, 2001 the Advisor had over $10 billion in assets under management.

The Investment Management Team

The individuals listed below are members of the investment management team at the Advisor (the "Investment Management Team") that manage the Fund's investments. No member of the Investment Management Team is solely responsible for making recommendations for portfolio purchases and sales.

Mary Ellen Stanek
Ms. Stanek is a Managing Director of the Advisor and Chief Investment Officer of Baird Advisors, a department of the Advisor. Ms. Stanek has over 23 years of investment experience managing various types of fixed income portfolios. Ms. Stanek joined Baird Advisors in March, 2000. Prior to joining Baird Advisors, Ms. Stanek was employed by Firstar Investment Research & Management Company, LLC ("FIRMCO") where she most recently served as President and CEO from November, 1998 to March, 2000, and Chief Operating Officer and President from March, 1994 to November, 1998. Ms. Stanek obtained her undergraduate degree from Marquette University and M.B.A. from the University of Wisconsin-Milwaukee. She received the Chartered Financial Analyst designation in 1983. Ms. Stanek is a member of the Association for Investment Management and Research ("AIMR") and the Milwaukee Investment Analysts Society.

Gary A. Elfe
Mr. Elfe is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Elfe has over 23 years of investment experience managing various types of fixed income portfolios. Mr. Elfe joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Elfe was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he was Director of Fixed Income Research & Trading. Mr. Elfe obtained his undergraduate degree and M.B.A. from the University of Wisconsin-Milwaukee. He received the Chartered Financial Analyst designation in 1982. Mr. Elfe is a member of AIMR and the Milwaukee Investment Analysts Society.

Charles B. Groeschell
Mr. Groeschell is a Managing Director and Senior Portfolio Manager of the Advisor. Mr. Groeschell has over 21 years of investment experience managing various types of fixed income portfolios. Mr. Groeschell joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Groeschell was a Senior Vice President and Senior Portfolio Manager with FIRMCO, where he played a lead role in the overall management of major fixed income client relationships. Mr. Groeschell received his B.A. from Texas Christian University and his M.B.A. from the University of Wisconsin-Milwaukee.

Warren D. Pierson
Mr. Pierson is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Pierson has over 16 years of investment experience managing taxable and tax-exempt fixed income portfolios. Mr. Pierson joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Pierson was employed by FIRMCO where he served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio
Manager from May, 1993 to June, 1997. Mr. Pierson managed municipal bond portfolios and intermediate taxable bond portfolios while at FIRMCO. Mr. Pierson received his undergraduate degree from Lawrence University in Appleton, Wisconsin. He became a Chartered Financial Analyst in 1990. Mr. Pierson is a member of AIMR and is President of the Milwaukee Investment Analysts Society.

Daniel A. Tranchita
Mr. Tranchita is a Senior Vice President and Senior Portfolio Manager of the Advisor. Mr. Tranchita has over 13 years of investment experience managing taxable and tax-exempt fixed income portfolios. Mr. Tranchita joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Mr. Tranchita was employed by FIRMCO where he most recently served as a Senior Vice President and Senior Portfolio Manager from February, 1999 to February, 2000, Vice President and Senior Portfolio Manager from June, 1997 to February, 1999, and Vice President and Portfolio Manager from June, 1993 to June, 1997. Mr. Tranchita did quantitative fixed income analysis and portfolio management while at FIRMCO. Mr. Tranchita received his undergraduate degree and an M.B.A. from Marquette University. He became a Chartered Financial Analyst in 1993. Mr. Tranchita is a member of AIMR and the Milwaukee Investment Analysts Society.

M. Sharon deGuzman
Ms. deGuzman is a Vice President and Portfolio Manager of the Advisor. Ms. deGuzman has over 11 years of investment experience managing taxable and tax-exempt fixed income portfolios. Ms. deGuzman joined Baird Advisors in February, 2000. Prior to joining Baird Advisors, Ms. deGuzman was employed by FIRMCO where she served as an Assistant Vice President from November, 1998 to February, 2000, a Portfolio Manager from November, 1996 to November, 1998, a Fixed Income Analyst from November, 1995 to November, 1996, and an Operations Assistant from October, 1994 to November, 1995. Ms. deGuzman did quantitative fixed income analysis and portfolio management while at FIRMCO. She received her undergraduate degree from Eastern Illinois University. She is a member of AIMR and the Milwaukee Investment Analysts Society.


Financial Highlights
--------------------------------------------------------------------------------

Because the Fund is new, financial highlights are not available.


Your Account
--------------------------------------------------------------------------------

Distribution of Shares

Distributor
The Advisor, Robert W. Baird & Co. Incorporated, is also the distributor for shares of the Fund, and a member of the National Association of Securities Dealers, Inc.

Rule 12b-1 Plan
The Fund has adopted a Rule 12b-1 Plan under the Investment Company Act of 1940. Under the Rule 12b-1 Plan, Investor Class Shares pay the Advisor a fee of 0.25% of the average daily net asset value of Investor Class Shares. The Advisor uses this fee to finance activities that promote the sale of Investor Class Shares. Such activities include, but are not necessarily limited to, shareholder servicing, advertising, printing and mailing prospectuses to persons other than current shareholders, printing and mailing sales literature, and compensating underwriters, dealers and sales personnel. The 12b-1 Plan has the effect of increasing the expenses of the Investor Class from what they would otherwise be.

Description of Classes

The Fund offers two classes of shares: Investor Class and Institutional Class. The classes differ with respect to their minimum investments. In addition, Investor Class Shares impose a Rule 12b-1 fee which is assessed against the assets of the Fund attributable to that class.

The Advisor may select financial institutions such as banks, fiduciaries, custodians for public funds, investment advisors and broker/dealers as agents to provide sales or administrative services for their clients or customers who beneficially own Investor Class Shares. Financial institutions will receive fees from the Advisor based upon shares owned by their clients or customers. The Advisor will determine the schedule of such fees and the basis upon which such fees will be paid.


Share Price

Shares of each class in the Fund are sold at their net asset value ("NAV").

--------------------------------------------------------------------------------
When making a purchase request, make sure your request is in good order. "Good order" means your purchase request includes:

|X|  The name of the Fund

|X|  The dollar amount of shares to be purchased

|X|  Purchase application or investment stub

|X| Check payable to Baird Funds, or if paying by wire, when Federal Funds are received
--------------------------------------------------------------------------------

The NAV for each class of shares of the Fund is determined as of the close of regular trading on the New York Stock Exchange (currently 3:00 p.m., Central time) Monday through Friday, except on days the New York Stock Exchange (NYSE) is not open. If the NYSE closes at any other time, or if an emergency exists, NAV may be calculated at a different time. Your share price will be the next NAV calculated after the Fund or its agents receives your request in good order. The NYSE is closed most national holidays and Good Friday. Please refer to the Fund's Statement of Additional Information ("SAI") for a complete list of the days that the NYSE is closed.

The NAV for a class of shares is determined by adding the value of the Fund's investments, cash and other assets attributable to a particular share class, subtracting the liabilities attributable to that class and then dividing the result by the total number of shares outstanding in the class.

The Fund's investments are valued according to market value. When a market quote is not readily available, the security's value is based on "fair value" as determined by the Advisor under the supervision of the Company's Board of Directors.

Trading in Foreign Securities
The securities markets on which the foreign securities owned by the Fund trades may be open on days that the Fund does not calculate its NAV and thus the value of the Fund's shares may change on days when shareholders are not able to purchase or redeem shares of the Fund. In computing the NAV of the Fund, the Fund will value any foreign securities held at the latest closing price on the exchange on which they are traded immediately prior to the closing of the NYSE. Certain foreign currency exchange rates may also be determined at the latest rate prior to the closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of the Fund's securities, these securities may be valued at their fair value pursuant to procedures adopted by the Company's Board of Directors.


Buying Shares

Minimum Investments
---------------------------- ----------------------------- -------------------
                             Initial Purchase              Subsequent Purchases
---------------------------- ----------------------------- -------------------
Investor Class Shares        $1,000 - IRAs                      $500
                             $2,500 - all other accounts        $500
Institutional Class Shares   $250,000                        No minimum
---------------------------- ----------------------------- -------------------

Minimum investment waivers - Institutional Class Shares
The minimum initial investment amount for Institutional Class Shares is reduced for all employees, directors and officers of the Advisor or the Fund and members of their families (including parents, grandparents, siblings, spouses, children and in-laws of such employees, directors and officers).

Timing of Requests
Your price per share will be the NAV next computed after your request is received in good order by the Fund or its agents. All requests received in good order before the close of regular trading on the NYSE will be executed at the NAV computed on that same day. Requests received after the close of regular trading on the NYSE will receive the next business day's NAV.

Receipt of Orders
Shares may only be purchased on days the NYSE is open for business. The Fund may authorize one or more broker/dealers to accept on its behalf purchase and redemption orders that are in good order. In addition, these broker/dealers may designate other financial intermediaries to accept purchase and redemption orders on the Fund's behalf.

Methods of Buying
---------------------- ----------------------------------- ----------------------------------------
                       To Open an Account                  To Add to an Account
By Telephone           You may not use telephone           If you have completed the "Telephone
                       transactions for your initial       Purchase Option" section of the
                       purchase of the Fund's shares.      Account Application Form, call the
                       If you have elected the             Fund (toll-free) at 1-866-44BAIRD to
                       "Telephone Exchange Option" on a    place your order. You will then be
                       Baird Fund, you may call that       able to move money from your bank
                       Fund (toll-free) at 1-866-44BAIRD   account to your Fund account upon
                       to request an exchange into         request.  Only bank accounts held at
                       another Baird Fund.  See            domestic institutions that are
                       "Exchanging Shares."                Automated Clearing House ("ACH")
                                                           members may be used for telephone
                                                           transactions.  The minimum telephone
                                                           purchase is $500.

By Mail                Make your check payable to "Baird   Fill out the investment stub from an
                       Funds." Forward the check and       account statement, or indicate the
                       your application to the address     Fund name and account number on your
                       below.  No third party checks       check.  Make your check payable to
                       will be accepted.  If your check    "Baird Funds." Forward the check and
                       is returned for any reason, a $25   stub to the address below.
                       fee will be assessed against your
                       account.

By Federal Funds Wire  Forward your application to Baird   Notify the Fund of an incoming wire by
                       Funds at the address below.  Call   calling (toll-free) 1-866-44BAIRD.
                       (toll-free) 1-866-44BAIRD to        Use the following instructions:
                       obtain an account number. Wire      U.S. Bancorp Fund Services, LLC
                       funds using the instructions to     Milwaukee, WI 53202
                       the right.                          ABA#: 042000013
                                                           Credit:  U.S. Bancorp Fund Services,
                                                           LLC
                                                           Account #: 112-952-137
                                                           Further Credit:
                                                           (name of Fund, share class)
                                                           (name/title on the account)
                                                           (account #)
                                                           The Fund, Advisor and the Transfer
                                                           Agent are not responsible for the
                                                           consequences of delays resulting from
                                                           the banking or Federal Reserve Wire
                                                           System, or from incomplete wiring
                                                           instructions.

Automatic Investment   Open a Fund account with one of     If you did not set up an Automatic
Plan                   the other methods.  If by mail,     Investment Plan with your original
                       be sure to include your checking    application, call the Fund (toll-free)
                       account number on the appropriate   at 1-866-44BAIRD.  Additional
                       section of your application and     investments (minimum of $500) will be
                       enclose a voided check or deposit   taken from your checking account
                       slip with your initial purchase     automatically monthly or quarterly.
                       application.

Through Shareholder    To purchase shares for another      To purchase shares for another
Service Organizations  investor, call the Fund             investor, call the Fund (toll-free) at
                       (toll-free) at 1-866-44BAIRD.       1-866-44BAIRD.

By Exchange            Call the Fund (toll-free) at        Call the Fund (toll-free) at
                       1-866-44BAIRD to obtain exchange    1-866-44BAIRD to obtain exchange
                       information.  See "Exchanging       information.  See "Exchanging Shares."
                       Shares."
---------------------- ----------------------------------- ----------------------------------------

You should use the following addresses when sending documents by mail or by overnight delivery:

By Mail                                 By Overnight Delivery
Baird Funds                             Baird Funds
c/o U.S. Bancorp Fund Services, LLC     c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701                            615 E. Michigan Street, Third Floor
Milwaukee, Wisconsin 53201-0701         Milwaukee, Wisconsin 53202

NOTE: The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents.


Selling Shares

Methods of Selling
-------------------------------------- -----------------------------------------
                       To Sell Some or All of Your Shares
-------------------------------------- -----------------------------------------


By Telephone        Call the Fund  (toll-free)  at  1-866-44BAIRD  to place  the order. (Note: For security reasons, requests by telephone will be recorded.)

By Mail Send a letter instructing the Fund to redeem the dollar amount or number of shares you wish. The letter should contain the Fund's name, the account number and the number of shares or the dollar amount of shares to be redeemed. Be sure to have all shareholders sign the letter. For IRA accounts, requests submitted without an election regarding tax withholding will be subject to tax withholding.

By  Federal Funds   Call the Fund  (toll-free) at  1-866-44BAIRD  to request the
Wire                amount  of money  you  want.  Be sure to have all  necessary information from your bank. Your bank may charge a fee to receive wired funds.

Systematic          The Fund offer  shareholders a Systematic  Withdrawal  Plan.
Withdrawal Plan     Call the Fund  (toll-free) at  1-866-44BAIRD  to arrange for regular monthly or quarterly fixed withdrawal payments. The minimum payment you may receive is $50 per period. Note that this plan may deplete your investment and affect your income or yield.

Shareholder Service Consult your account  agreement for information on redeeming
Organization        shares.


By Exchange         Call  the  Fund   (toll-free)  at  1-866-44BAIRD  to  obtain
                    exchange  information.  See "Exchanging  Shares" for further information.
------------------- ------------------------------------------------------------
When making a redemption request, make sure your request is in good order. "Good order" means your letter of instruction includes:

|X|  The name of the Fund
|X|  The number of shares or the dollar amount of shares to be redeemed
|X|  Signatures  of  all  registered  shareholders  exactly  as the  shares  are registered
|X|  The account number
--------------------------------------------------------------------------------

Payment of Redemption Proceeds

You may request redemption of your shares at any time. Your shares will be redeemed at the next NAV per share calculated after your order is received in good order by the Fund or its agents. You may receive the proceeds in one of three ways:

1) We can mail a check to your account's address. You will generally receive the proceeds within seven days after the Fund or its agent receives your request in good order. Checks will not be forwarded by the Postal Service, so please notify us if your address has changed.

2) We can transmit the proceeds by Electronic Funds Transfer ("EFT") to a properly pre-authorized bank account. The proceeds usually will arrive at your bank two banking days after we process your redemption.

3) For a $12 fee, which will be deducted from your redemption proceeds, we can transmit the proceeds by wire to a pre-authorized bank account. The proceeds usually will arrive at your bank the first banking day after we process your redemption.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 10 calendar days from the purchase date. This procedure is intended to protect the Fund and its shareholders from loss.

The Transfer Agent will send redemption proceeds by wire or EFT only to the bank and account designated on the account application or in written instructions (with signatures guaranteed) subsequently received by the Transfer Agent, and only if the bank is a member of the Federal Reserve System. If the dollar or share amount requested to be redeemed is greater than the current value of your account, your entire account balance will be redeemed. If you choose to redeem your account in full, any Automatic Investment Plan currently in effect for the account will be terminated unless you indicate otherwise in writing and any Systematic Withdrawal Plan will be terminated.

Signature Guarantees
A signature guarantee of each owner is required to redeem shares in the following situations:

|X|  If you change ownership on your account

|X| When you want the redemption proceeds sent to a different address than that registered on the account

|X| If the proceeds are to be made payable to someone other than the account's owner(s)

|X| Any redemption transmitted by federal wire transfer to a bank other than your bank of record

|X| If a change of address request has been received by the Transfer Agent within the last 15 days

|X|  For all redemptions of $50,000 or more from any shareholder account

Signature  guarantees  are designed to protect both you and the Fund from fraud.
Signature guarantees can be obtained from most banks, credit unions or saving associations, or from broker/dealers, national securities exchanges, registered securities exchanges or clearing agencies deemed eligible by the Securities and Exchange Commission (the "SEC"). Notaries cannot provide signature guarantees.

Corporate, Trust and Other Accounts
Redemption requests from corporate, trust and institutional accounts, and executors, administrators and guardians, require documents in addition to those described above evidencing the authority of the officers, trustees or others. In order to avoid delays in processing redemption requests for these accounts, you should call the Fund (toll-free) at 1-866-44BAIRD before making the redemption request to determine what additional documents are required.

Transfer of Ownership
In order to change the account registrant or transfer ownership of an account, additional documents will be required. To avoid delays in processing these requests, you should call the Fund (toll-free) at 1-866-44BAIRD before making your request to determine what additional documents are required.

Exchanging Shares

You may exchange all or a portion of your investment from the same class of one Baird Fund to another. You may also exchange between classes of the Fund or other Baird Funds if you meet the minimum investment requirements for the class you would like to exchange into. Any new account established through an exchange will be subject to the minimum investment requirements described above. Exchanges will be executed on the basis of the relative NAV of the shares exchanged. The exchange privilege may be exercised only in those states where the class of shares of the Fund being acquired legally may be sold.

In addition to your ability to exchange all or a portion of your investment between any of the Baird Funds, you may also exchange Fund shares for shares of a money market fund called the First American Prime Obligations Fund by sending a written exchange request to the Fund or, if you have established telephone exchange privileges, call 1-866-44BAIRD. Shares of the First American Prime Obligations Fund are not offered by this prospectus. Please read that prospectus before making an exchange into the First American Prime Obligations Fund. This exchange privilege is offered as a convenience to the Fund's shareholders. Please note that when exchanging from the Fund to the First American Prime Obligations Fund, you will begin accruing income from the First American Prime Obligations Fund the day following the exchange. When exchanging less than all of the balance from the First American Prime Obligations Fund to your Fund, your exchange proceeds will exclude accrued and unpaid income from the First American Prime Obligations Fund through the date of exchange. When exchanging your entire balance from the First American Prime Obligations Fund, accrued income will automatically be exchanged into the Fund when the income is collected and paid from the First American Prime Obligations Fund at the end of the month.

An exchange is considered to be a sale of shares for federal income tax purposes on which you may realize a taxable gain or loss.

Call the Fund (toll-free) at 1-866-44BAIRD to learn more about exchanges and other Baird Funds.

More Information About the Exchange Privilege
The Fund is intended as a long-term investment vehicle and not to provide a means of speculating on short-term market movements. In addition, excessive trading can hurt the Fund's performance and shareholders. Therefore, the Fund may terminate, without notice, the exchange privilege of any investor who uses the exchange privilege excessively (more than six times each year). The Fund may change or temporarily suspend the exchange privilege during unusual market conditions.


General Transaction Policies

The Fund reserves the right to:

|X|  Vary or waive any minimum investment requirement.

|X| Refuse, change, discontinue, or temporarily suspend account services, including purchase, exchange, or telephone redemption privileges, for any reason.

|X| Reject any purchase or exchange request for any reason. Generally, the Fund does this if the purchase or exchange is disruptive to the efficient management of the Fund (due to the timing of the investment or an investor's history of excessive trading).

|X| Redeem all shares in your account if your balance falls below the Fund's minimum for the applicable class of shares. If, within 60 days of the Fund's written request, you have not increased your account balance, you may be required to redeem your shares. The Fund will not require you to redeem shares if the value of your account drops below the investment minimum due to fluctuations of NAV.

|X| Delay paying redemption proceeds for up to seven days after receiving a request, if an earlier payment could adversely affect the Fund.

|X| Modify or terminate the Automatic Investment and Systematic Withdrawal Plans at any time.

|X| Modify or terminate the exchange privilege after 60 days written notice to shareholders.

|X| Make a "redemption in kind" (a payment in portfolio securities rather than cash) if the amount you are redeeming is in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund's assets. In such cases, you may incur brokerage costs in converting these securities to cash.

|X| Reject any purchase or redemption request that does not contain all required documentation.

If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the requests to the Fund at the address listed under "Buying Shares".

In an effort to decrease costs, the Fund will start reducing the number of duplicate prospectuses, annual and semi-annual reports you receive by sending only one copy of each to those addresses shared by two or more accounts. Call toll-free at 1-866-44BAIRD to request individual copies of these documents. The Fund will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

Your broker/dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments, or impose certain limitations on buying or selling shares in addition to those identified in this prospectus. Contact your broker/dealer or other financial organization for details.


Distributions and Taxes
--------------------------------------------------------------------------------

Dividends and Distributions

The Fund pays its shareholders dividends from the Fund's net investment income and distributes any net capital gains the Fund has realized.

Dividends are declared and paid monthly. Capital gains, if any, are distributed once a year. It is expected that the Fund's annual distributions will be primarily income dividends.

Dividends on each share class of the Fund are determined in the same manner and are paid in the same amount. However, each share class bears all expenses associated with that particular class. So, because Investor Class Shares have distribution fees, the dividends paid to Investor Class shareholders will be lower than those paid to Institutional Class shareholders.

All of your dividends and capital gains distributions with respect to the Fund will be reinvested in additional shares of the same class unless you instruct otherwise on your account application or have redeemed all shares you held in the Fund. In such cases, dividends and distributions will be paid in cash.

Taxation

Dividends from interest earned on securities held by the Fund are taxable to most investors (unless your investment is in an IRA or other tax-advantaged account regardless of whether they are received in cash or reinvested in Fund shares). Dividends paid by the Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the Fund's shareholders as ordinary income. Dividends from net ordinary income may be eligible for the corporate dividends-received deduction.

Distributions by the Fund of net capital gains (the excess of net long-term capital gains over net short-term capital losses) to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Shareholders that sell, exchange or redeem shares generally will have a capital gain or loss from the sale, redemption or exchange. The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, exchange or redemption, and how long the shares were held by the shareholder.

A dividend or capital gains distribution declared by the Fund in October, November or December, but paid during January of the following year will be considered to be paid on December 31 of the year it was declared.

If the value of shares is reduced below a shareholder's cost as a result of a distribution by the Fund, the distribution will be taxable even though it, in effect, represents a return of invested capital. Investors considering buying shares just prior to a dividend or capital gain distribution payment date should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, those who purchase just prior to the record date for a distribution may receive a distribution which will be taxable to them.

Shareholders will be advised annually as to the federal tax status of dividends and capital gain distributions made by the Fund for the preceding year. Distributions by the Fund generally will be subject to state and local taxes. Please note that dividends and distributions are taxable even if reinvested.

Additional tax information may be found in the SAI. Because everyone's tax situation is unique, always consult your tax professional about federal, state and local tax consequences of an investment in the Fund.

For More Information
--------------------------------------------------------------------------------

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI contains details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this prospectus by reference. This means that the SAI is legally considered a part of this prospectus even though it is not physically within this prospectus.

Annual and Semi-Annual Reports
After the Fund has been operating for the appropriate time, annual and semi-annual reports will be made available. The Funds' annual and semi-annual reports provide the most recent financial reports and portfolio listings. The annual report contains a discussion of the market conditions and investment climate that affected the Fund's performance during the Fund's last fiscal year.

You can obtain a free copy of these documents, request other information, or make general inquires about the Fund by calling the Fund (toll-free) at 1-866-44BAIRD or by writing to:

Baird Funds
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You may write to the SEC Public Reference Room at the regular mailing address or the e-mail address below and ask them to mail you information about the Fund, including the SAI. They will charge you a fee for this duplicating service. You can also visit the SEC Public Reference Room and review and copy documents while you are there. For more information about the operation of the Public Reference Room, call the SEC at the telephone number below.

Public Reference Section
Securities and Exchange Commission
Washington, D.C. 20549-0102
publicinfo@sec.gov
1-202-942-8090

Reports and other information about the Fund are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov.

                                                     1940 Act File No. 811-09997





                                BAIRD FUNDS, INC.
                       Statement of Additional Information



                            Baird Horizon Growth Fund
                                Baird MidCap Fund



                                   May 1, 2002





     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectus (the "Prospectus") dated May 1, 2002 of the Baird Horizon Growth Fund and the Baird MidCap Fund (individually a "Fund" and collectively referred to as the "Funds"). Each Fund is a series of the Baird Funds, Inc. (the "Company"). This SAI contains additional information about principal strategies and risks already described in the Prospectus (and no information about new principal strategies or risks), as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Prospectus for the Funds may be obtained by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (toll-free) 1-866-44BAIRD. You should read this SAI together with the Prospectus and retain it for further reference.

     The Funds' audited financial statements for the year ended December 31, 2001 are incorporated herein by reference to the Funds' 2001 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds at 1-866-44BAIRD.


                                TABLE OF CONTENTS
                                                                            Page

BAIRD FUNDS, INC..............................................................3
INVESTMENT STRATEGIES AND RISKS...............................................3
NET ASSET VALUE...............................................................16
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................17
DESCRIPTION OF SHARES.........................................................20
ADDITIONAL INFORMATION CONCERNING TAXES.......................................20
MANAGEMENT OF THE COMPANY.....................................................20
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................24
PORTFOLIO TRANSACTIONS........................................................25
INVESTMENT ADVISORY AND OTHER SERVICES........................................27
DISTRIBUTOR...................................................................30
DISTRIBUTION PLAN.............................................................31
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS..............................32
COUNSEL.......................................................................33
PERFORMANCE CALCULATIONS......................................................33
APPENDIX A...................................................... Appendix Page 1



                                BAIRD FUNDS, INC.

     The Company is an open-end, diversified, management investment company. Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers other funds that are described in separate Prospectuses and a Statement of Additional Information.


                         INVESTMENT STRATEGIES AND RISKS

General Information Regarding the Funds

     Robert W. Baird & Co. Incorporated (the "Advisor") may purchase for the Funds common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures, limited liability companies and similar enterprises, warrants and stock purchase rights ("equity securities"). The Advisor may also use macro analysis of numerous economic and valuation variables to anticipate changes in company earnings and the overall investment climate. Equity securities in a Fund's portfolio will generally be sold when the Advisor believes that the market price fully reflects or exceeds the securities' fundamental valuation or when other more attractive investments are identified.

     Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by a Fund. The Advisor will consider such an event in determining whether a Fund should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending. Each Fund may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by the Fund if a material event affecting the investment is to occur.

     Money Market Instruments. Each Fund may invest from time to time in "money market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although each Fund will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by a Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of that Fund's net assets at the time of purchase. Each Fund may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by each Fund in commercial paper will consist of issues rated at the time A-1 and/or Prime-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized statistical rating organization. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by either Fund as previously described.

     Each Fund may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. A Fund invests in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

     Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose a Fund to possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depositary. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of each Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of each Fund's total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by each Fund.

     The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by each Fund within the limits prescribed by the 1940 Act. As a shareholder of another investment company, each Fund would bear, along with other shareholders, a pro-rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by a Fund's shareholders. These expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations.

     U.S. Government Obligations. Each Fund may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. Each Fund may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value suffered by the Fund's securities. As a result, the Fund's net asset values may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), the Fund will place in a segregated custodial account U.S. government securities or other liquid securities  having  a value  equal  to or  greater  than  the  repurchase  price
(including accrued interest), and will subsequently monitor the account to ensure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     Preferred Stocks. Each Fund may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Each Fund will limit investments in preferred stock to no more than 5% of the Fund's net assets.

     When-Issued Purchases, Delayed Delivery and Forward Commitments. Each Fund may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of the Fund's net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     Each Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, each Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize capital gains or losses.

     When a Fund engages in when-issued, delayed delivery and forward commitment transactions, the Fund relies on the other party to consummate the trade.
Failure of such party to do so may result in the Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of each Fund starting on the day the Fund agrees to purchase the securities. A Fund does not earn interest on the securities the Fund committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in a Fund's net asset value as long as the commitment remains in effect.

     Options Trading. Each Fund may purchase put and call options. Option purchases by a Fund will not exceed 5% of the Fund's net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     Each Fund will engage in unlisted over-the-counter options only with broker/dealers deemed creditworthy by the Advisor. Closing transactions in certain options are usually effected directly with the same broker/dealer that effected the original option transaction. The Funds bear the risk that the broker/dealer will fail to meet its obligations. There is no assurance that a liquid secondary trading market exists for closing out an unlisted option position. Furthermore, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members who fail to perform in connection with the purchase or sale of options.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by the Funds will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, the Funds limit the risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by the Funds in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, the Funds may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of a Fund's assets subject to covered options written by the Fund will not exceed 5% of the value of its net assets.

     A Fund's obligations under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by a Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by a Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if a Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities a Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options. The Advisor may determine that it would be in the best interest of a Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by the Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective equity index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying stocks in the index is made.

     A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 Index or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 Index or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission (the "CFTC"). Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

     Each Fund may sell index futures contracts. A Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Funds may purchase index futures contracts. In a substantial majority of these transactions, a Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

     In addition, each Fund may utilize index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that a Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. A Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Funds may be required to make delivery of the instruments underlying futures contracts they hold. The inability to close options and futures positions also could have an adverse impact on the Funds' ability to effectively hedge.

     Successful use of futures by the Funds is also subject to the Advisor's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Funds may have to sell securities at a time when it may be disadvantageous to do so.

     Unlike when the Funds purchase or sell a security, no price is paid or received by the Funds upon the purchase or sale of a futures contract. Initially, in accordance with the terms of the exchange on which such futures contract is traded, a Fund may be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying security or index fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking to the market.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the CFTC. In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the "SEC") positions, each Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities equal to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting the Funds from registration as a "commodity pool operator".

     Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market). In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased. Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities. In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract. Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to a Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).

     The Funds intend to limit transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk.

     Foreign Securities and American Depositary Receipts ("ADRs"). The MidCap Fund may invest in foreign securities and sponsored ADRs. The Horizon Growth Fund may only invest in sponsored ADRs. ADRs are receipts issued by an American bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR prices are denominated in U.S. dollars; the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in foreign securities and ADRs also involve certain inherent risks, such as political or economic instability of the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

     While "sponsored" and "unsponsored" ADR programs are similar, there are differences regarding ADR holders' rights and obligations and the practices of market participants. A depositary may establish an unsponsored facility without participation by (or acquiescence of) the underlying issuer; typically, however, the depositary requests a letter of non-objection from the underlying issuer prior to establishing the facility. Holders of unsponsored ADRs generally bear all the costs of the ADR facility. The depositary usually charges fees upon the deposit and withdrawal of the underlying securities, the conversion of dividends into U.S. dollars, the disposition of non-cash distribution, and the performance of other services. The depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through voting rights to ADR holders in respect of the underlying securities.

     Sponsored ADR facilities are created in generally the same manner as unsponsored facilities, except that sponsored ADRs are established jointly by a depositary and the underlying issuer through a deposit agreement. The deposit agreement sets out the rights and responsibilities of the underlying issuer, the depositary and the ADR holders. With sponsored facilities, the underlying issuer typically bears some of the costs of the ADR (such as dividend payment fees of the depositary), although ADR holders may bear costs such as deposit and withdrawal fees. Depositories of most sponsored ADRs agree to distribute notices of shareholder meetings, voting instructions, and other shareholder communications and information to the ADR holders at the underlying issuer's request.

     Investments in foreign securities, whether made directly or through ADRs, involve certain inherent risks and considerations not typically associated with investing in U.S. companies, such as political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns, changes in exchange rates of foreign currencies and the possibility of adverse changes in investment or exchange control regulations. There may be less publicly available information about a foreign company than about a U.S.
company. Foreign companies are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to domestic branches of U.S. banks. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, limitations on the removal of assets or diplomatic developments that could affect investment within those countries. Additionally, foreign securities and dividends and interest payable on those securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Changes in foreign exchange rates will also affect the value of securities denominated or quoted in currencies other than the U.S. dollar. In this regard, the Funds do not intend to hedge against foreign currency risk (except on unsettled trades). Changes in currency exchange rates will affect the value of unhedged positions and will impact a Fund's net asset value (positively or negatively) irrespective of the performance of the portfolio securities held by the Fund. A Fund and its shareholders may encounter substantial difficulties in obtaining and enforcing judgments against non-U.S. resident individuals and companies. Because of these and other factors, securities of foreign companies acquired by the Funds may be subject to greater fluctuation in price than securities of domestic companies.

Fundamental Investment Limitations

     Each Fund is subject to the fundamental investment limitations enumerated in this subsection, which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. A majority of the outstanding shares of a Fund means the lesser of (1) 67% of the shares of common stock of a Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

         Each Fund:

     1. May not, with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933, as amended, in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, future contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry.

     8. May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

     The following are the Funds' non-fundamental operating policies, which may be changed by the Company's Board of Directors (the "Board") without shareholder approval.

         Each Fund may not:

     1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     4. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act (the "CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

     5. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     6. Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     7. With respect to the MidCap Fund only, make any change in its investment policies of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice.

     Each Fund's non-fundamental investment policies listed above may be changed with the approval of the Company's Board. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

                                 NET ASSET VALUE

     Shares of the Funds are sold on a continual basis at the net asset value next computed following receipt of an order in proper form by a dealer, the Funds' distributor, Robert W. Baird & Co. Incorporated (the "Distributor"), or U.S. Bancorp Fund Services, LLC (the "Transfer Agent").

     The net asset value per share of each Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent, is the net asset value per share.

     When determining net asset value, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of the Company or its delegate. The Board may approve the use of pricing services to assist the Funds in the determination of net asset value. All money market instruments held by a Fund will be valued on an amortized cost basis. The calculation of the net asset value of a Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of the Funds. The New York Stock Exchange (the "Exchange") is currently closed on the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     An example of how each Fund calculated its total net asset value per share as of December 31, 2001 for the Investor Class shares is as follows:

                                Net Assets
                             ---------------      =  Net Asset Value per share
                            Shares Outstanding

   Horizon Growth Fund            $615,533        =  $8.61
                                  --------
                                   71,483

   MidCap Fund                   $1,050,356       =  $9.09
                                 ----------
                                  115,521




                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shareholder organizations or institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Funds may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash.

     In addition to the situations described in the Funds' Prospectus under "General Transaction Policies," each Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

     Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing, by telephone, or through the Funds' website from any person representing himself to be the shareholder, or, in some cases, the shareholder's registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Fund's Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

Retirement Plans: Investor Class Shares of the Fund

     Individual Retirement Accounts. The Company has available a plan (the "Traditional IRA") for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with earned income. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law.

     Savings Incentive Match Plan for Employees of Small Employers. The Company also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE Individual Retirement Accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee's compensation.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds (toll-free) at 1-866-44BAIRD. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

Additional Information Regarding Shareholder Services

     The Investor Class and Institutional Class shares of the Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of the Funds on a regular, monthly basis ($250 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month or quarter and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by the Funds for participation in the Automatic Investment Plan. A $25 fee will be imposed by the Transfer Agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

     The Automatic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receives satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.


                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of seven series (two of which are listed below) (each, a "series" or "fund"). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a "Class") and consists of the number of shares set forth next to its Fund name in the table below:


Class of                Fund in which Stock               Number of Authorized
Common Stock            Represents Interest               Shares in Each Series
-------------------     -------------------               ----------------------
Investor Class          Horizon Growth Fund               Indefinite
Institutional Class                                       Indefinite

Investor Class          MidCap Fund                       Indefinite
Institutional Class                                       Indefinite

     The remaining five series of common stock representing interests in five other separate investment portfolios are described in a separate Statement of Additional Information. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distribution by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan.


                     ADDITIONAL INFORMATION CONCERNING TAXES

     The Funds intend to qualify as regulated investment companies under Subchapter M of the Code, and to distribute out the income to shareholders each year, so that the Funds generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.


                            MANAGEMENT OF THE COMPANY

     Under the laws of the State of Wisconsin, the business and affairs of the Funds are managed under the direction of the Board of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Company does not normally hold shareholders' meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers

     Directors and officers of the Company, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and Director holds the same positions with the Company and the Funds.

                             Disinterested Directors
------------------------ ------------- ----------- ------------------------------ ----------- --------------
                                                                                  # of
                                       Term of                                    Portfolios
                                       Office                                     in Fund     Other
                         Position(s)   and Length                                 Complex     Directorships
                         Held with     of Time     Principal Occupation During    Overseen by Held by
Name, Address and Age    the Company   Served      Past Five Years                Director    Director
------------------------ ------------- ----------- ------------------------------ ----------- --------------
John W. Feldt            Disinterested Indefinite; Senior Vice President-Finance,    6        Director of
University of Wisconsin  Director      Since       University of Wisconsin                    Thompson Plumb
Foundation                             September   Foundation since 1985                      Funds
1848 University Avenue                 2000
Madison, WI  53705
Age:  59
------------------------ ------------- ----------- ------------------------------ ----------- --------------
George C. Kaiser         Disinterested Indefinite; Owner/Partner, George Kaiser &     6       Director of
759 N. Milwaukee Street  Director      Since       Co., a business consulting/                Roundy's Inc.,
Milwaukee, WI  53202                   September   investing company, since 1999;             a wholesale
Age:  69                               2000        CEO, International Retail                  grocery
                                                   Services Ltd., a store fixture             company
                                                   company (1988-1999) ; Chairman
                                                   and CEO, Hanger Tight Company,
                                                   a manufacturing company
                                                   (1988-1999); Chairman and CEO,
                                                   Interstore Transfer Systems,
                                                   Ltd., a manufacturing company
                                                   (1992-1999)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Stephen A. Roell         Disinterested Indefinite; Senior Vice President and           6      None
5757 N. Green Bay Avenue Director      Since       Chief Financial Officer,
Milwaukee, WI  53201                   September   Johnson Controls, Inc., a
Age:  52                               2000        manufacturing company, since
                                                   1998; Vice President and Chief
                                                   Financial Officer, Johnson
                                                   Controls, Inc. (1991-1998)
------------------------ ------------- ----------- ------------------------------ ----------- --------------

                   Interested Directors and Principal Officers
------------------------ ------------- ----------- ------------------------------ ----------- --------------
                                                                                  # of
                                       Term of                                    Portfolios
                                       Office                                     in Fund     Other
                         Position(s)   and Length                                 Complex     Directorships
                         Held with     of Time     Principal Occupation During    Overseen by Held by
Name, Address and Age    the Company   Served      Past Five Years                Director    Director
------------------------ ------------- ----------- ------------------------------ ----------- --------------
G. Frederick Kasten,Jr.* Director      Indefinite; Chairman, the Advisor since         6      Director of
777 East Wisconsin       and           Since       January 2000; Chairman & CEO,              Regal-Beloit
Avenue                   Chairman      September   the Advisor (January 1998-                 Corporation
Milwaukee, WI  53202                   2000        January 2000); President,
Age:  63                                           Chairman and CEO, the Advisor
                                                   (June 1983-January 1998)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Mary Ellen Stanek        President     Indefinite; Managing Director and Chief         6      None
777 East Wisconsin                     Since       Financial Officer, the Advisor
Avenue                                 September   since March 2000; President
Milwaukee, WI  53202                   2000        and CEO, Firstar Investment
Age:  46                                           Research & Management Company,
                                                   LLC("Firstar") (November 1998-
                                                   February 2000); President and
                                                   Chief Operating Officer,
                                                   Firstar (March 1994-November
                                                   1998)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Joel D. Vrabel           Senior Vice   Indefinite; Senior Vice President and           6      None
777 East Wisconsin       President     Since       Portfolio Manager, the Advisor
Avenue                                 September   since January 1995
Milwaukee, WI  53202                   2000
Age: 52
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Glen F. Hackmann         Vice          Indefinite; Secretary, General Counsel and      6      None
777 East Wisconsin       President     Since       Managing Director, the Advisor
Avenue                                 September   (September 1984-present)
Milwaukee, WI  53202                   2000
Age: 61
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Russell P. Schwei        Vice          Indefinite; Operations Director, the            6      None
777 East Wisconsin       President     Since       Advisor since December 1999;
Avenue                                 September   Chief Financial Officer and
Milwaukee, WI  53202                   2000        Managing Director, the Advisor
Age: 42                                            (February 1999-December 1999);
                                                   Managing Director, the Advisor
                                                   (January 1997-present)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Leonard M. Rush          Treasurer     Indefinite; Chief Financial Officer, the
777 East Wisconsin                     Since       Advisor since January 2000;         6      None
Avenue                                 September   Assistant Treasurer, FMR
Milwaukee, WI  53202                   2000        Company, a mutual funds
Age 56                                             company (April 1994-December
                                                   1999)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Brett R. Meili           Secretary     Indefinite; Associate General Counsel,
777 East Wisconsin                     Since       the Advisor since April 1999;       6        None
Avenue                                 September   Senior Counsel, Strong Capital
Milwaukee, WI  53202                   2000        Management, Inc., a mutual
Age 40                                             funds company (January 1996-
                                                   April 1999)
------------------------ ------------- ----------- ------------------------------ ----------- --------------

*    Mr. Kasten is an "interested person" of the Company (as defined in the 1940
     Act) because of his affiliation with the Advisor.

Board Committees
The Board of Directors has one standing committee--an Audit Committee--as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least once annually. During the fiscal year ended December 31, 2001, the Audit Committee met twice. All of the Disinterested Directors--John W. Feldt, George C. Kaiser and Stephen A. Roell--comprise the Audit Committee.

A Valuation Committee, which is not comprised of members of the Board, was established on February 25, 2002 by the Board of Directors. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee plans to meet as necessary when a price is not readily available. Leonard M. Rush, Secretary; Mary E. Stanek, President; and Mark Roble, a managing director of the Advisor, comprise the Valuation Committee.

The Funds do not have any policies in place regarding nominees for director recommended by shareholders.

Board Compensation
     The Company, in the aggregate, pays each Disinterested Director an annual fee of $10,000, plus $1,000 per Board meeting attended. In addition, each Disinterested Director is reimbursed by the Baird Funds for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive compensation for committee meetings attended. Officers and directors of the Funds who are deemed "interested persons" of the Company or the Funds, as defined in the 1940 Act, receive no compensation or expense reimbursement from the Funds. Neither the Company nor the Funds maintain any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. During the fiscal year ended December 31, 2001, Disinterested Directors received the following compensation:

---------------- ------------ ------------------- ------------- ----------------
                                                                    Total
                                                                Compensation
                  Aggregate       Pension or       Estimated    from Funds And
                 Compensation Retirement Benefits    Annual     Fund Complex
                     From      accrued as Part of Benefits Upon    Paid to
Name                Funds        Fund Expenses     Retirement    Directors(1)
---------------- ------------ ------------------- ------------- ----------------
John W. Feldt       $1,411          $0                 $0          $1,411
George C. Kaiser    $1,411          $0                 $0          $1,411
Stephen A. Roell    $1,411          $0                 $0          $1,411
---------------- ------------ ------------------- ------------- ----------------
(1) Compensation shown in the above table indicates compensation paid directly by the Horizon Growth Fund and the MidCap Fund. During the year 2001, compensation received by the Disinterested Directors for overseeing the series of the Company, including the other five funds within the Fund Complex (not discussed in this Statement of Additional Information), totaled $13,000 for John Feldt, $14,000 for George C. Kaiser and $14,000 for Stephen A. Roell. A portion of the compensation is paid by the Advisor and the remainder is paid directly by the Horizon Growth and the MidCap Fund.

Board Interest in the Funds

     As of December 31, 2001, the Directors beneficially owned the following amounts in the Funds. (Note: the Directors only own shares in the Institutional Class of shares):

Key
A.       $1-$10,000
B.       $10,001-$50,000
C.       $50,001-$100,000
D.       over $100,000

      Dollar Range of Equity Securities Beneficially Owned in the Funds (1)
      ---------------------------------------------------------------------

------------------------ -------- ------ ---------------------------------------
                                          Aggregate Dollar Range of Equity
                                          Securities Beneficially Owned in All
                         Horizon          Registered Investment Companies
                         Growth   MidCap  Overseen by Director in Family of
Name of Director         Fund     Fund    Investment Companies
------------------------ -------- ------ ---------------------------------------
John W. Feldt,            None       A                A
Disinterested Director

George C. Kaiser          None     None             None
Disinterested Director

Stephen A. Roell          None     None             None
Disinterested Director

G. Frederick Kasten, Jr.  None     None             None
Interested Director and
Chairman

------------------------ -------- ------ ---------------------------------------
(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.


                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     The following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or both classes of shares of the Funds as of March 31, 2002:

Horizon Growth Fund

Name & Address of                                               Percent of   Percent of
Beneficial Owner            Class of Shares   Number of Shares     Class         Fund
-------------------------   ---------------   ----------------  -----------  ----------

State Street Bank Trust      Institutional      3,225,526.312     52.30%        51.61%
105 Rosemont Road
Westwood, MA  02090-2318

Firstar Trust                Institutional      2,660,328.873     43.14%        42.56%
P.O. Box 1787
Milwaukee, WI  53201-1787


MidCap Fund

Name & Address of                                               Percent of   Percent of
Beneficial Owner            Class of Shares   Number of Shares     Class         Fund
-------------------------   ---------------   ----------------  -----------  ----------

Firstar Trust               Institutional     1,183,846.457       75.86%      70.91%
P.O. Box 1787
Milwaukee, WI  53201-1787

State Street Bank Trust     Institutional       155,579.659        9.97%       9.32%
105 Rosemont Road
Westwood, MA  02090-2318


     Based on the foregoing, State Street Bank Trust and Firstar Trust each own a controlling interest in the Horizon Growth Fund (i.e., more than 25% of a Fund's outstanding shares). In addition, Firstar Trust owns a controlling interest in the Institutional Class shares of the MidCap Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Funds.

     As of March 31, 2002, the officers and Directors of the Company did not own
any  Investor   Class  shares  and  owned  less  than  1%  of  the   outstanding
Institutional Class shares of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Board, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Fund's interests.

     The Investment Advisory Agreement (the "Agreement") between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor to cause the Funds to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. There are no directed brokerage arrangements.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. Research services furnished by firms through which the Funds effect securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, the Funds may be the primary beneficiaries of the research or services received as a result of portfolio transactions effected for such other account.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, or an affiliated person of the Advisor (as such term is defined in the 1940 Act) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

     Investment decisions for each Fund are made independently from those for other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as a Fund. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.

     For the fiscal periods ended December 31, 2000 and 2001 the following brokerage commissions were paid by the Funds:

                             December 31, 2000         December 31, 2001
                             -----------------         -----------------
Horizon Growth Fund(1)            $50,141                   $42,024
MidCap Fund(2)                     $ 986                    $20,494
-----------------------------

(1)  The Horizon Growth Fund commenced operations on September 29, 2000.
(2) The MidCap Fund commenced operations on December 29, 2000 and for that reason, broker commissions paid during the year 2000 were significantly less than those paid during the year 2001.

     Neither of the Funds paid any commissions to brokers who were affiliated with the Fund or the Advisor. The Funds did not purchase any securities of their regular broker-dealers during the past year.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

     On August 14, 2000  (Horizon  Growth  Fund) and  December  20, 2000 (MidCap
Fund), the Board (including at least a majority of the Disinterested Directors) and the shareholders of the Funds approved investment advisory agreements (the "Advisory Agreements") pursuant to which Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202, furnishes continuous investment advisory services and management to the Funds. The Advisor is an investment advisory firm formed in the State of Wisconsin on December 29, 1919. In its Advisory Agreements, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for a Fund.

     Baird Financial Corporation ("BFC"), in combination with employees of the Advisor, owns all of the outstanding stock of the Advisor. Baird Holding Company ("BHC"), in combination with employees of the Advisor, owns all of the outstanding stock of BFC. The Advisor's employees have the right to own up to 20% of the common stock of BHC. The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") has the right to own approximately 80% of the common stock of BHC and approximately 55.2% of the combined voting power of the Advisor, BFC and BHC. Northwestern Mutual also owns all of the outstanding shares of Northwestern Mutual Investment Services, LLC, a broker-dealer and investment adviser; the Northwestern Mutual Trust Company, a registered investment adviser; Mason Street Advisors, LLC, a registered investment adviser, and Frank Russell Company, a registered investment adviser. Through its ownership of such companies, Northwestern Mutual may be deemed to control the wholly owned subsidiaries of the above referenced companies.

     The Advisory Agreements terminate in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on 60 days' notice. The Advisory Agreements will continue in effect until September 29, 2002 (Horizon Growth Fund) and December 31, 2002 (MidCap
Fund) (unless sooner terminated) and thereafter for successive one-year periods so long as they are approved annually (a) by the vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board or by the vote of the shareholders.

     At the Company's organizational meeting on August 14, 2000, in its first and only review to date of the Advisory Agreement for the Horizon Growth Fund, and at a meeting held on December 10, 2000, during which the Directors reviewed for the first time the Advisory Agreement for the MidCap Fund, the Directors were provided with materials relating to and considered and evaluated, information concerning, among other things, (a) the terms and conditions of the Advisory Agreements, including the nature, quality and scope of the investment management services and the fees charged for these services; (b) a comparison of each Fund's fees and expenses in relation to various industry averages; and (c) the Directors' legal duties in approving the Advisory Agreements. The Directors also evaluated the profitability of the Advisor. On the basis of its review and the foregoing information, the Directors found that the terms of the Advisory Agreements were fair and reasonable and in the best interests of each Fund's shareholders.

     As compensation for its advisory services, the Horizon Growth Fund and the MidCap Fund pay to the Advisor a monthly management fee at the annual rate of 0.65% and 0.75%, respectively, of the average daily net asset value of the applicable Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for the Funds. As described in the Prospectus, the Advisor has contractually agreed to waive its management fee and/or reimburse Fund expenses so as to limit the total expenses of the Horizon Growth Fund and MidCap Fund to an annual rate of 0.75% and 1.25%, respectively, for the Institutional Class and 1.00% and 1.50%, respectively, for the Investor Class, through December 31, 2002. Pursuant to the Advisory Agreements, the Advisor can recapture any expenses or fees it has waived or reimbursed within a three-year period, if the expense ratios in those future years are less than the limits specified above and less than the limits in effect at that future time. However, the Funds are not obligated to pay any such waived fees more than three years after the end of the fiscal year in which the fees were waived or reimbursed.

     For the fiscal periods ended December 31, 2000 and 2001, the Advisor earned and waived the following amounts under the Advisory Agreements:

                               December 31, 2000            December 31, 2001
                               -----------------            -----------------
Horizon Growth Fund(1)              $ 15,536                     $ 249,700
(amount waived)                     $(15,536)                    $(118,870)
MidCap Fund(2)                      $    499                     $  94,051
(amount waived)                     $   (499)                    $ (94,051)
------------------------------
(1) The Fund commenced operations on September 29, 2000.
(2) The Fund commenced operations on December 29, 2000.

     The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Funds.

Code of Ethics

     The Company, the Advisor, and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Funds. These Codes of Ethics permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

     U.S.  Bancorp Fund  Services,  LLC provides  administrative  personnel  and services (including blue-sky services) to the Company and the Funds. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company.

     For the fiscal periods ended December 31, 2000 and 2001, the following administrative fees were paid by the Funds:

                               December 31, 2000           December 31, 2001
                               -----------------           -----------------
Horizon Growth Fund(1)              $9,400                      $51,500
MidCap Fund(2)                       $ 300                      $26,500
-------------------------------
(1)      The Fund commenced operations on September 29, 2000.
(2)      The commenced operations on December 29, 2000.

Financial Intermediaries

     From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses and other communications regarding the Funds, and related services as the Funds or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in a Fund.

Custodian

     U.S. Bank, N.A., 425 Walnut Street, Cincinnati, Ohio, 45202, serves as custodian of each Fund's assets. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain separate accounts in the name of each Fund, (ii) make receipts and disbursements of money on behalf of the Funds, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning the Funds' operations. U.S. Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of the Funds with other banks or trust companies, provided that U.S. Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

Transfer Agent

     U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for the Funds under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, U.S. Bancorp Fund Services, LLC has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend payments and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

Fund Accounting

     In addition, the Funds have entered into a Fund Accounting Servicing Agreement with U.S. Bancorp Fund Services, LLC pursuant to which U.S. Bancorp Fund Services, LLC has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds.


                                   DISTRIBUTOR

     Robert W. Baird & Co. Incorporated also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated as of September 26, 2000 (the "Distribution Agreement") as amended December 29, 2000 (for the MidCap Fund). The Advisor is registered as a broker/dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of each Fund's shares is continuous. The Distribution Agreement provides that the Advisor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute each Fund's shares. As compensation for its services under the Distribution
Agreement, the Advisor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution Plan, discussed below.

     The following table provides information with respect to all commissions and compensation received by the Advisor from the Funds in its capacity as principal distributor during the fiscal year ended December 31, 2001:

                            Distributor Compensation
------------------- ---------------- --------------- ----------- ------------
                    Net Underwriting Compensation on
                      Discounts and  Redemption and   Brokerage      Other
Fund                   Commissions     Repurchases   Commissions Compensation
------------------- ---------------- --------------- ----------- ------------
Horizon Growth Fund        $0              $0            $0         $1,153
MidCap Fund                $0              $0            $0         $1,579
------------------- ---------------- --------------- ----------- ------------


                                DISTRIBUTION PLAN

     The Funds have adopted a  Distribution  Plan (the "Plan")  pursuant to Rule
12b-1 under the 1940 Act. The Plan authorizes payments by each Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund's average daily net asset value. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class's expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund's net assets.

     Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Disinterested Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

     For the fiscal period ended December 31, 2001, the following amounts were paid pursuant to the Plan:


Fund                                    12b-1 Payments Paid
                                     (all paid to the Distributor)
-------------------- -----------------------------------------------------
Horizon Growth Fund                          $1,153
MidCap Fund                                  $1,579

Interests of Certain Persons

     With the exception of the Advisor, in its capacity as each Fund's investment advisor and principal underwriter of Fund shares, no "interested person" of a Fund, as defined in the 1940 Act, and no director of the Company who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

     The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits;
(d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Funds; and (f) the possible benefits of the Plan to any person relative to those of the Funds.

     Based upon its review of the foregoing factors and the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Investor Class of each Fund and its shareholders in at least one of several potential ways. Specifically, the Board concluded that the Distributor and any person entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Investor Class if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Investor Class. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Investor Class shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell Investor Class shares, which should result in certain economies of scale.

     While there is no assurance that the expenditure of Investor Class assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Investor Class, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, has been selected as the independent accountants of the Company. As such, it is responsible for auditing the financial statements of the Funds.

     The Annual  Report for the Funds for the year ended  December  31,  2001 is
incorporated  by  reference  and  contains  the  following   audited   financial
statements:

1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Financial Highlights.
6.       Notes to Financial Statements.
7.       Report of Independent Accountants.


                                     COUNSEL

     Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds' Prospectus.


                            PERFORMANCE CALCULATIONS

     From time to time, the total return of Investor Class shares and Institutional Class shares of the Funds may be quoted in advertisements,
shareholder  reports  or  other  communications  to  shareholders.   Performance
information is generally available by calling the Funds (toll-free) at 1-866-44BAIRD.

Total Return Calculations

     Average Annual Total Return - Each Fund computes "average annual total return" separately for its Investor Class shares and Institutional Class shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                    P(1 + T)n  = ERV

           Where:

           P =              hypothetical initial payment of $1,000.

           T =              average annual total return.

           n =              number of years.

           ERV              = ending redeemable value at the end
                            of the period covered by the
                            computation of a hypothetical $1,000
                            payment made at the beginning of the
                            period.

     Aggregate Total Return - The Funds may compute "aggregate total return", which reflects the total percentage change in value over the measuring period. Each Fund computes its aggregate total returns separately for the Investor Class shares and Institutional Class shares by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                 ERV
                           T = [(-----) - 1]
                                    P

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

     The average annual total returns are as follows:

                          Average Annual Total Returns
                             As of December 31, 2001

                                Institutional Class            Investor Class
---------------------------- ------------------------- -------------------------
                               1 Year  Since Inception  1 Year Since Inception
---------------------------- -------- ---------------- ------- -----------------
Horizon Growth Fund(1)         -9.84%      -10.98%     -10.03%     -11.23%
MidCap Fund(2)                 -6.08%      -8.85%       -6.29%      -9.05%
----------------------------
(1)      The Horizon Growth Fund commenced operations on September 29, 2000.
(2)      The MidCap Fund commenced operations on December 29, 2000.

     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

         Where:

        "P"            =    hypothetical initial investment of $1,000.
        "T"            =    average annual total return (after taxes on
                            distributions).
        "n"            =    number of years.
        "ATV(D)"       =    ending value of the hypothetical $1,000 initial
                            investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

     A Fund's average annual total return (after taxes on distributions) shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in Fund shares for a specified period of time. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in Fund shares. State and local taxes are ignored. Actual after tax returns depend on an investor's tax situation and may differ from those shown.

     The average annual total returns (after taxes on distributions) are as follows:

           Average Annual Total Return (after taxes on distributions)
                            As of December 31, 2001

                       Institutional Class        Investor Class
---------------------- ------------------------- -------------------------
                         1 Year  Since Inception  1 Year Since Inception
---------------------- -------- ---------------- ------- -----------------
Horizon Growth Fund(1)   -9.87%      -11.02%     -10.03%     -11.23%
MidCap Fund(2)           -6.08%      -8.85%       -6.29%      -9.05%
----------------------
(1)      The Horizon Growth Fund commenced operations on September 29, 2000.
(2)      The MidCap Fund commenced operations on December 29, 2000.

     Average Annual Total Return (after Taxes on Distributions and Redemption) - The Fund's quotations of average annual total return (after taxes on distributions and redemption) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

         P (1+ T)(n) = ATV(DR)

         Where:

        "P"           =   hypothetical initial investment of $1,000.

        "T"           =   average annual total return (after taxes on
                          distributions and redemption).

        "n"           =   number of years.

        "ATV(DR)"     =   ending redeemable value of the hypothetical
                          $1,000 initial investment after taxes on distributions and redemption. Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

     A Fund's average annual total return (after taxes on distributions and redemption) shows the effect of both taxable distributions and any taxable gain or loss realized by an investor upon the sale of Fund shares at the end of a specified period. Taxes on distributions and gains are calculated as set forth above. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     The average annual total returns (after taxes on distributions and redemptions) are as follows:

                    Average Annual Total Return (after taxes
                        on distributions and redemptions)
                             As of December 31, 2001


                          Institutional Class        Investor Class
---------------------- ------------------------- ------------------------
                         1 Year  Since Inception 1 Year Since Inception
---------------------- -------- ---------------- ------ -----------------
Horizon Growth Fund(1)   -5.99%      -8.78%      -6.11%      -8.96%
MidCap Fund(2)           -3.70%      -7.08%      -3.83%      -7.24%
----------------------

(1)      The Horizon Growth Fund commenced operations on September 29, 2000.
(2)      The MidCap Fund commenced operations on December 29, 2000.

     Each Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

Comparisons

     The total return of a Fund's shares may be compared in publications to those of other mutual funds with similar investment objectives and to relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the total return of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a Fund's shares may also be compared to the S&P 500 Index; the Russell 2000 Index; and the Consumer Price Index. Total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of each Fund.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance quotations assume the reinvestment of all net investment income and capital gains and reflect fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's class of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in the Fund's shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of total return and will reduce the total return received by the accounts.

     Each Fund may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund's investments are reinvested by being paid in additional Fund shares, any future income or capital appreciation of the Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of a Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. Each Fund may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of the Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a Fund), as well as the views of the Advisor as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund. Each Fund may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of each Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials, which highlight or summarize the information discussed in more detail therein.


                                   APPENDIX A

                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

     A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

     D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         Moody's Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1  -  Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

           Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1(xxx) Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx) Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx) Indicates actual or imminent payment default.

Notes: A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than `F1(xxx)'.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                 Fitch's International Short-Term Credit Ratings

     Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D Default. Denotes actual or imminent payment default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


                                LONG-TERM RATINGS

                Standard & Poor's Long-Term Issue Credit Ratings

         Issue credit ratings are based in varying degrees, on the following considerations:

o Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o    Nature of and provisions of the obligation; and

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA - An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA - An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C - A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D - An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         Moody's Long-Term Debt Ratings

     Aaa - Bonds and preferred stock which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds and preferred stock which are rated 'Aa' are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     A - Bonds and preferred stock which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds and preferred stock which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds and preferred stock which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds and preferred stock which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds and preferred stock which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds and preferred stock which are rated 'Ca' represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds and preferred stock which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    Fitch's National Long-Term Credit Ratings

AAA(xxx) `AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) `AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx) `A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) `BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) `BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx) `B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),CC(xxx),C(xxx) These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favourable business or economic developments.

DDD(xxx),DD(xxx), D(xxx) These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC(xxx).'

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                 Fitch's International Long-Term Credit Ratings

     Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.









                                BAIRD FUNDS, INC.
                       Statement of Additional Information

                          Baird Intermediate Bond Fund
                              Baird Core Bond Fund
                            Baird Aggregate Bond Fund
                           Baird Short-Term Bond Fund*
                     Baird Intermediate Municipal Bond Fund

                                   May 1, 2002



     This Statement of Additional Information ("SAI") is not a prospectus and should be read in conjunction with the prospectuses (each a "Prospectus") dated May 1, 2002, of the Baird Intermediate Bond Fund, the Baird Core Bond Fund, the Baird Aggregate Bond Fund, the Baird Intermediate Municipal Bond Fund, and the Baird Short-Term Bond Fund (individually a "Fund" and collectively referred to as the "Funds"). Each Fund is a series of the Baird Funds, Inc. (the "Company"). This SAI contains additional information about principal strategies and risks already described in the Prospectuses (and no information about new principal strategies or risks), as well as descriptions of non-principal strategies not described in the Prospectus. Copies of the Prospectuses for the Funds may be obtained by writing the Funds at 615 East Michigan Street, P.O. Box 701, Milwaukee, WI 53201-0701 or by calling (toll-free) 1-866-44BAIRD. You should read this SAI together with the Prospectuses and retain it for further reference.


     The Funds' audited financial statements for the year ended December 31, 2001 are incorporated herein by reference to the Funds' 2001 Annual Report. A copy of the Annual Report may be obtained without charge by calling the Funds at 1-866-44BAIRD.



*Please note that the Baird Short-Term Bond Fund is not presently being offered to investors.

                                TABLE OF CONTENTS
                                                                            Page
BAIRD FUNDS, INC..............................................................3
INVESTMENT STRATEGIES AND RISKS...............................................3
NET ASSET VALUE...............................................................22
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION................................23
DESCRIPTION OF SHARES.........................................................26
ADDITIONAL INFORMATION CONCERNING TAXES.......................................27
MANAGEMENT OF THE COMPANY.....................................................27
CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS....................................31
PORTFOLIO TRANSACTIONS........................................................35
INVESTMENT ADVISORY AND OTHER SERVICES........................................36
DISTRIBUTOR...................................................................40
DISTRIBUTION PLAN.............................................................40
INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS..............................42
COUNSEL.......................................................................42
PERFORMANCE CALCULATIONS......................................................42
Appendix..............................................................Appendix-1



                                BAIRD FUNDS, INC.

     The Company is an open-end, diversified management investment company. Each Fund is a series of common stock of the Company, a Wisconsin corporation that was incorporated on June 9, 2000. The Company is authorized to issue shares of common stock in series and classes. Each series of the Company is currently divided into two classes, an Investor Class and an Institutional Class. The Company also offers other funds that are described in separate Prospectuses and a Statement of Additional Information.


                         INVESTMENT STRATEGIES AND RISKS

     Ratings. The ratings of Standard & Poor's, Moody's and other nationally recognized rating agencies represent their opinions as to the quality of debt securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and debt securities with the same maturity, interest rate and rating may have different yields while debt securities of the same maturity and interest rate with different ratings may have the same yield.

     The payment of principal and interest on most debt securities purchased by a Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its debt securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its debt securities may be materially adversely affected by litigation or other conditions.

     Subsequent to its purchase by a Fund, a rated security may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. Robert W. Baird & Co. Incorporated (the "Advisor") will consider such an event in determining whether the Fund should continue to hold the security. For a more detailed description of ratings, see Appendix A.

     Securities Lending. Each of the Funds may lend its portfolio securities to unaffiliated domestic broker/dealers and other institutional investors pursuant to agreements requiring that the loans be secured by collateral equal in value to at least the market value of the securities loaned in order to increase return on portfolio securities. During the term of such arrangements, a Fund will maintain such value by the daily marking-to-market of the collateral. Collateral for such loans may include cash, securities of the U.S. government, its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank which meets the investment standards stated below under "Money Market Instruments," or any combination thereof. There may be risks of delay in receiving additional collateral or in recovering the securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers deemed by the Advisor to be of good standing and when, in the Advisor's judgment, the income to be earned from the loan justifies the attendant risks. When a Fund lends its securities, the Fund continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high-quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Fund if a material event affecting the investment is to occur.

     Money Market Instruments. The Funds may invest from time to time in "money market instruments," a term that includes, among other things, U.S. government obligations, repurchase agreements, cash, bank obligations, commercial paper, variable amount master demand notes and corporate bonds with remaining maturities of 13 months or less. These investments are used to help meet anticipated redemption requests or if other suitable securities are unavailable.

     Bank obligations include bankers' acceptances, negotiable certificates of deposit and non-negotiable time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions. Although the Funds will invest in money market obligations of foreign banks or foreign branches of U.S. banks only where the Advisor determines the instrument to present minimal credit risks, such investments may nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions. All investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase, and investments by each Fund in the obligations of foreign banks and foreign branches of U.S. banks will not exceed 20% of such Fund's net assets at the time of purchase. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of its net assets.

     Investments by a Fund in commercial paper will consist of issues rated at the time A-1 and/or Prime-1 by Standard & Poor's, Moody's or similar rating by another nationally recognized statistical rating organization. In addition, the Funds may acquire unrated commercial paper and corporate bonds that are determined by the Advisor at the time of purchase to be of comparable quality to rated instruments that may be acquired by such Fund as previously described.

     The Funds may also purchase variable amount master demand notes which are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Although the notes are not normally traded and there may be no secondary market in the notes, a Fund may demand payment of the principal of the instrument at any time. The notes are not typically rated by credit rating agencies, but issuers of variable amount master demand notes must satisfy the same criteria as set forth above for issuers of commercial paper. If an issuer of a variable amount master demand note defaulted on its payment obligation, a Fund might be unable to dispose of the note because of the absence of a secondary market and might, for this or other reasons, suffer a loss to the extent of the default. The Funds invest in variable amount master demand notes only when the Advisor deems the investment to involve minimal credit risk.

     Repurchase Agreements. Each Fund may agree to purchase securities from financial institutions subject to the seller's agreement to repurchase them at an agreed upon time and price ("repurchase agreements"). During the term of the repurchase agreement, the Advisor will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the repurchase agreement at not less than 102% of the repurchase price. Default or bankruptcy of the seller would, however, expose the Fund to a possible loss because of adverse market action or delay in connection with the disposition of the underlying securities. The securities held subject to a repurchase agreement may have stated maturities exceeding one year, provided the repurchase agreement itself matures in less than one year.

     The repurchase price under the repurchase agreements generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement). Securities subject to repurchase agreements will be held by the Funds' custodian or in the Federal Reserve/Treasury book-entry system or other authorized securities depository. Repurchase agreements are considered to be loans under the Investment Company Act of 1940, as amended (the "1940 Act").

     Investment Companies. Each Fund currently intends to limit its investments in securities issued by other investment companies so that, as determined immediately after a purchase of such securities is made: (i) not more than 5% of the value of the Fund's total assets will be invested in the securities of any one investment company; (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund.

     The Funds may invest from time to time in securities issued by other investment companies that invest in high-quality, short-term debt securities. Securities of other investment companies will be acquired by the Funds within the limits prescribed by the 1940 Act. As a shareholder of another investment company, the Funds would bear, along with other shareholders, their pro-rata portion of the other investment company's expenses, including advisory fees, and such fees and other expenses will be borne indirectly by the Fund's shareholders. These expenses would be in addition to the advisory and other expenses that the Funds bear directly in connection with their own operations.

     U.S. Government Obligations. The Funds may invest in a variety of U.S. Treasury obligations including bonds, notes and bills that mainly differ only in their interest rates, maturities and time of issuance. The Funds may also invest in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities, such as obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, and Resolution Trust Corp.

     Bank Obligations. For purposes of the Funds' investment policies with respect to bank obligations, the assets of a bank or savings institution will be deemed to include the assets of its domestic and foreign branches. A Fund's investments in the obligations of foreign branches of U.S. banks and of foreign banks may subject the Fund to investment risks (similar to those discussed below under "Foreign Securities") that are different in some respects from those of investments in obligations of U.S. domestic issuers. Such risks include future political and economic developments, the possible imposition of withholding taxes on interest income, possible seizure or nationalization of foreign deposits, the possible establishment of exchange controls or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest of such obligations. In addition, foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and record keeping standards than those applicable to domestic branches of U.S. banks.

     Restricted Securities. Each Fund may invest up to 15% of its net assets in securities that are illiquid at the time of purchase. While these holdings may offer more potential for growth, they may present a higher degree of business and financial risk, which can result in substantial losses. The Funds may have difficulty valuing these holdings and may be unable to sell these holdings at the time or price desired. Restricted securities may include Rule 144A securities. These securities are restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"). A Fund may treat a Rule 144A security as liquid if determined to be so under procedures adopted by the Company's Board of Directors (the "Board").

     Borrowings and Reverse Repurchase Agreements. Each Fund may borrow money to the extent allowed (as described below) to meet shareholder redemptions from banks or through reverse repurchase agreements. These strategies involve leveraging. If the securities held by a Fund should decline in value while borrowings are outstanding, the Fund's net asset value will decline in value by proportionately more than the decline in value suffered by a Fund's securities. As a result, the Fund's net asset value may be subject to greater fluctuation until the borrowing is paid off.

     Reverse repurchase agreements are considered to be borrowings under the 1940 Act. At the time a Fund enters into a reverse repurchase agreement (an agreement under which the Fund sells portfolio securities and agrees to repurchase them at an agreed-upon date and price), it will place in a segregated custodial account U.S. government securities or other liquid securities having a value equal to or greater than the repurchase price (including accrued interest), and will subsequently monitor the account to insure that such value is maintained. Reverse repurchase agreements involve the risks that the interest income earned by the Fund (from the investment of the proceeds) will be less than the interest expense of the transaction, that the market value of the securities sold by the Fund may decline below the price of the securities it is obligated to repurchase and that the securities may not be returned to the Fund.

     Preferred Stocks. Each Fund, except the Intermediate Municipal Bond Fund, may invest in preferred stocks. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer's earnings and assets before common stock but after bond owners. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, may not typically be accelerated by the holders of such preferred stock on the occurrence of an event of default (such as a covenant default or filing of a bankruptcy petition) or other non-compliance by the issuer with the terms of the preferred stock. Often, however, on the occurrence of any such event of default or non-compliance by the issuer, preferred stockholders will be entitled to gain representation on the issuer's board of directors or increase their existing board representation. In addition, preferred stockholders may be granted voting rights with respect to certain issues on the occurrence of any event of default. Each of the Funds will limit its investments in preferred stock to no more than 5% of its respective net assets.

     When-Issued Purchases, Delayed Delivery and Forward Commitments. The Funds may purchase or sell particular securities with payment and delivery taking place at a later date. The price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the securities delivery takes place. When a Fund agrees to purchase securities on a when-issued or delayed delivery basis or enter into a forward commitment to purchase securities, its custodian will set aside cash or liquid securities equal to the amount of the commitment in a segregated account. Normally, the custodian will set aside portfolio securities to satisfy a purchase commitment, and in such a case the Fund may be required subsequently to place additional assets in the segregated account in order to ensure that the value of the account remains equal to the amount of the Fund's commitments. It may be expected that the market value of a Fund's net assets will fluctuate to a greater degree when portfolio securities are set aside to cover such purchase commitments than when cash is set aside. In the case of a forward commitment to sell portfolio securities, the Fund's custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. When-issued and forward commitment transactions involve the risk that the price or yield obtained in a transaction (and therefore the value of a security) may be less favorable than the price or yield (and therefore the value of a security) available in the market when the securities delivery takes place.

     The Funds will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. In these cases, the Fund may realize capital gains or losses.

     When the Funds engage in when-issued, delayed delivery and forward commitment transactions, they rely on the other party to consummate the trade. Failure of such party to do so may result in a Fund incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

     The market value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their market value, are taken into account when determining the net asset value of a Fund starting on the day the Fund agrees to purchase the securities. The Fund does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund's assets. Fluctuations in the market value of the underlying securities are not reflected in the Fund's net asset value as long as the commitment remains in effect.

     Mortgage-Backed and Asset-Backed Securities. Each Fund, except the Intermediate Municipal Bond Fund, may purchase residential and commercial mortgage-backed as well as other asset-backed securities (collectively called "asset-backed securities") that are secured or backed by automobile loans, installment sale contracts, credit card receivables or other assets and are issued by entities such as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, trusts, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks and investment banks. These securities represent interests in pools of assets in which periodic payments of interest and/or principal on the securities are made, thus, in effect passing through periodic payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities.

     The average life of these securities varies with the maturities and the prepayment experience of the underlying instruments. The average life of a mortgage-backed instrument may be substantially less than the original maturity of the mortgages underlying the securities as the result of scheduled principal payments and mortgage prepayments. The rate of such mortgage prepayments, and hence the life of the security, will be a function of current market rates and current conditions in the relevant housing and commercial markets. In periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by a Fund will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. As a result, the relationship between mortgage prepayments and interest rates may give some high-yielding mortgage-related securities less potential for growth in value than non-callable bonds with comparable maturities. In calculating the average weighted maturity of each Fund, the maturity of asset-backed securities will be based on estimates of average life. There can be no assurance that these estimates will be accurate.

     There are a number of important differences among the agencies and instrumentalities of the U.S. government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. Ginnie Maes also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by FNMA include FNMA Guaranteed Mortgage Pass-Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank and do not constitute a debt or obligation of the United States or of any Federal Home Loan Bank.
Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

     As stated in the Prospectus for the Funds, mortgage-backed securities such as collateralized mortgage obligations ("CMOs") may be purchased. There are several types of mortgage-backed securities which provide the holder with a pro-rata interest in the underlying mortgages, and CMOs which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes and their relative payment rights may be structured in many ways. In many cases, however, payments of principal are applied to the CMO classes in order of their respective maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier maturity date are paid in full. The classes may include accrual certificates (also known as "Z-Bonds"), which do not accrue interest at a specified rate until other specified classes have been retired and are converted thereafter to interest-paying securities. They may also include planned amortization classes ("PACs") which generally require, within certain limits, that specified amounts of principal be applied to each payment date, and generally exhibit less yield and market volatility than other classes. Investments in CMO certificates can expose the Fund to greater volatility and interest rate risk than other types of mortgage-backed obligations. Prepayments on mortgage-backed securities generally increase with falling interest rates and decrease with rising interest rates; furthermore, prepayment rates are influenced by a variety of economic and social factors. Each Fund will invest less than 50% of its respective total assets in CMOs.

     The yield characteristics of asset-backed securities differ from traditional debt securities. A major difference is that the principal amount of the obligations may be prepaid at any time because the underlying assets (i.e., loans) generally may be prepaid at any time. As a result, if an asset-backed security is purchased at a premium, a prepayment rate that is faster than expected may reduce yield to maturity, while a prepayment rate that is slower than expected may have the opposite effect of increasing yield to maturity. Conversely, if an asset-backed security is purchased at a discount, faster than expected prepayments may increase, while slower than expected prepayments may decrease, yield to maturity. Moreover, asset-backed securities may involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and may require the repossession of personal property upon the default of the debtor, which may be difficult or impracticable in some cases.

     Asset-backed securities may be subject to greater risk of default during periods of economic downturn than other instruments. Also, while the secondary market for asset-backed securities is ordinarily quite liquid, in times of financial stress the secondary market may not be as liquid as the market for other types of securities, which could result in a Fund experiencing difficulty in valuing or liquidating such securities.

     In general, the collateral supporting non-mortgage asset-backed securities is of shorter maturity than mortgage loans. Like other fixed-income securities, when interest rates rise the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities.

     Non-mortgage asset-backed securities do not have the benefit of the same security in the collateral as mortgage-backed securities. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to reduce the balance due on the credit cards. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is the risk that the purchaser would acquire an interest superior to that of the holders of related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that payments on the receivables together with recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.

     Variable Rate Medium Term Notes. Each Fund, except the Intermediate Municipal Bond Fund, may purchase variable rate medium term notes that provide for periodic adjustments in the interest rates. The adjustments in interest rates reflect changes in an index (which may be the Lehman Brothers Intermediate Government/Credit Bond Index, the Lehman Brothers 1-3 year Government/Credit Bond Index, the Lehman Brothers Government/Credit Bond Index, or the Lehman Brothers Aggregate Bond Index).

     Stripped Securities. Each Fund, other than the Intermediate Municipal Bond Fund, may purchase participations in trusts that hold U.S. Treasury and agency securities (such as TIGRs and CATs) and also may purchase Treasury receipts and other "stripped" securities that evidence ownership in either the future interest payments or the future principal payments of U.S. government obligations. These participations are issued at a discount to their "face value," and may (particularly in the case of stripped mortgage-backed securities) exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors.

     Bond Index. In an effort to make a Fund's duration and return comparable to those of its respective bond index, the Advisor will monitor a Fund's portfolio and market changes. The calculation of the Fund's duration and average portfolio maturity will be based on certain estimates relating to the duration and maturity of the securities held by a Fund. There can be no assurance that these estimates will be accurate or that the duration or average portfolio maturity of a Fund will always remain within the maximum limits described in the Prospectus. The value of each Fund's portfolio, as is generally the case with each bond index, can be expected to vary inversely from changes in prevailing interest rates.

     Options Trading. Each Fund may purchase put and call options. Option purchases by a Fund will not exceed 5% of its net assets. Such options may relate to particular securities or to various indices and may or may not be listed on a national securities exchange and issued by the Options Clearing Corporation. This is a highly specialized activity that entails greater than ordinary investment risks, including the complete loss of the amount paid as premiums to the writer of the option. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option.

     However, options may be more volatile than the underlying securities or indices, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

     A call option gives the purchaser of the option the right to buy, and a writer the obligation to sell, the underlying security or index at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or index at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security or index. Put and call options purchased by a Fund will be valued at the last sale price or, in the absence of such a price, at the mean between bid and asked prices.

     Each Fund, other than the Intermediate Municipal Bond Fund, may purchase put options on portfolio securities at or about the same time that it purchases the underlying security or at a later time. By buying a put, a Fund limits its risk of loss from a decline in the market value of the security until the put expires. Any appreciation in the value of and yield otherwise available from the underlying security, however, will be partially offset by the amount of the premium paid for the put option and any related transaction costs. Call options may be purchased by a Fund in order to acquire the underlying security at a later date at a price that avoids any additional cost that would result from an increase in the market value of the security. A call option may also be purchased to increase a Fund's return to investors at a time when the call is expected to increase in value due to anticipated appreciation of the underlying security. Prior to its expiration, a purchased put or call option may be sold in a "closing sale transaction" (a sale by a Fund, prior to the exercise of the option that it has purchased, of an option of the same series), and profit or loss from the sale will depend on whether the amount received is more or less than the premium paid for the option plus the related transaction costs. In addition, each Fund other than the Intermediate Municipal Bond Fund may sell covered call options listed on a national securities exchange. Such options may relate to particular securities or to various indices. A call option on a security is covered if a Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as required are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. A call option on an index is covered if a Fund maintains with its custodian cash or cash equivalents equal to the contract value. A call option is also covered if a Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by a Fund in cash or cash equivalents in a segregated account with its custodian. The aggregate value of the Fund's assets subject to covered options written by the Funds will not exceed 5% of the value of its net assets.

     A Fund's obligation under a covered call option written by it may be terminated prior to the expiration date of the option by the Fund's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security or index, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event a Fund will have incurred a loss in the transaction. An option position may be closed out only on an exchange that provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, will not be able to sell an underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline during such period. A Fund will write an option on a particular security only if the Advisor believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Fund to make a closing purchase transaction in order to close out its position.

     By writing a covered call option on a security, a Fund foregoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit, and it is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series. Except to the extent that a written call option on an index is covered by an option on the same index purchased by the Fund, movements in the index may result in a loss to the Fund; however, such losses may be mitigated by changes in the value of securities held by the Fund during the period the option was outstanding. The use of covered call options will not be a primary investment technique of the Funds. When a Fund writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities. The amount of the liability will be subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the liability related to such option will be eliminated. Any gain on a covered call option on a security may be offset by a decline in the market price of the underlying security during the option period. If a covered call option on a security is exercised, the Fund may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Fund will realize a gain or loss. Premiums from expired options written by a Fund and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.

     As noted previously, there are several risks associated with transactions in options on securities and indices. These risks include (i) an imperfect correlation between the change in market value of the securities the Fund holds and the prices of options relating to the securities purchased or sold by the Fund; and (ii) the possible lack of a liquid secondary market for an option. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and a transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     Futures Contracts and Related Options. The Advisor may determine that it would be in the best interest of each Fund to purchase or sell futures contracts, or options thereon, as a hedge against changes resulting from market conditions in the value of the securities held by a Fund, or of securities which it intends to purchase to maintain liquidity, to have fuller exposure to price movements in the respective bond index or to reduce transaction costs. For example, a Fund may enter into transactions involving a bond or stock index futures contract, which is a bilateral agreement pursuant to which the parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the securities included in the index) at the close of the last trading day of the contract and the price at which the futures contract is originally struck. No physical delivery of the underlying bonds or stocks in the index is made. The Advisor may also determine that it would be in the interest of a Fund to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.

     Risks associated with the use of futures contracts and options on futures include (a) imperfect correlation between the change in market values of the securities held by a Fund and the prices of related futures contracts and options on futures purchased or sold by the Fund, and (b) the possible lack of a liquid secondary market for futures contracts (or related options) and the resulting inability of a Fund to close open futures positions, which could have an adverse impact on the Fund's ability to hedge.

     Positions in futures contracts may be closed out only on an exchange that provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, the Fund would continue to be required to make daily cash payments to maintain its required margin. In such situations, if the Fund has insufficient cash, it may have to sell portfolio holdings to meet daily margin requirements at a time when it may be disadvantageous to do so. In addition, the Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on the Fund's ability to effectively hedge.

     Successful use of futures by the Fund is also subject to the Advisor's ability to correctly predict movements in the direction of the market. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, the Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices that reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.

     Utilization of futures transactions by a Fund involves the risk of loss by the Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

     Each Fund's commodities transactions must constitute bona fide hedging or other permissible transactions pursuant to regulations promulgated by the Commodity Futures Trading Commission ("CFTC"). In addition, a Fund may not engage in such transactions if the sum of the amount of initial margin deposits and premiums paid for unexpired commodity options, other than for bona fide hedging transactions, would exceed 5% of the liquidation value of its assets, after taking into account unrealized profits and unrealized losses on such contracts it has entered into; provided, however, that in the case of an option that is in-the-money at the time of purchase, the in-the-money amount may be excluded in calculating the percentage limitation. In connection with a futures transaction, unless the transaction is covered in accordance with the Securities and Exchange Commission (the "SEC") positions, the Fund will maintain a segregated account with its custodian or sub-custodian consisting of cash or liquid securities to the entire amount at risk (less margin deposits) on a continuous basis. The Company intends to comply with the regulations of the CFTC exempting each Fund from registration as a "commodity pool operator."

     The Funds intend to limit their transactions in futures contracts and related options so that not more than 5% of each Fund's respective net assets are at risk.

     Foreign Securities. The Funds may invest up to 20% of their respective net assets at the time of purchase in dollar-denominated debt obligations of foreign issuers. Such securities may be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments, which could affect investment in those countries.

     Zero Coupon Bonds. Zero coupon obligations have greater price volatility than coupon obligations and will not result in the payment of interest until maturity, provided that a Fund will purchase such zero coupon obligations only if the likely relative greater price volatility of such zero coupon obligations is not inconsistent with the Fund's investment objective. Although zero coupon securities pay no interest to holders prior to maturity, interest on these securities is reported as income to a Fund and distributed to its shareholders. These distributions must be made from a Fund's cash assets or, if necessary, from the proceeds of sales of portfolio securities. Additional income producing securities may not be able to be purchased with cash used to make such distributions and its current income ultimately may be reduced as a result.

     Guaranteed Investment Contracts. Each Fund, except the Intermediate Municipal Bond Fund, may make limited investments in guaranteed investment contracts ("GICs") issued by highly rated U.S. insurance companies. Pursuant to such contracts, a Fund makes cash contributions to a separate account of the insurance company that has been segregated from the general assets of the issuer. The insurance company then pays to the Fund, at the end of the contract, an amount equal to the cash contributions adjusted for the total return of an index. A GIC is a separate account obligation of the issuing insurance company. A Fund will only purchase GICs from issuers which, at the time of purchase, are rated A or higher by Moody's or S&P, have assets of $1 billion or more and meet quality and credit standards established by the Advisor. Generally, GICs are not assignable or transferable without the permission of the issuing insurance companies, and an active secondary market in GICs does not currently exist. Therefore, GICs are considered by the Fund to be subject to the 15% limitation on illiquid investments. Generally, a GIC allows a purchaser to buy an annuity with the money accumulated under the contract; however, a Fund will not purchase any such annuities.

     Small Companies and Unseasoned Issuers. Small companies in which the Funds may invest may have limited product lines, markets, or financial resources, or may be dependent upon a small management group, and their securities may be subject to more abrupt or erratic market movements than larger, more established companies, both because their securities are typically traded in lower volume and because the issuers are typically subject to a greater degree of change in their earnings and prospects.

     Portfolio Turnover. Each Fund may sell a portfolio investment soon after its acquisition if the Advisor believes that such a disposition is consistent with attaining the investment objective of the Fund. Portfolio investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover (over 100%) may involve correspondingly greater transaction costs, which must be borne directly by the Fund and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; to the extent short-term capital gains are realized, distributions relating from such gains will be ordinary income for federal income tax purposes. The table below shows the portfolio turnover rate for each Fund for the fiscal years ended December 31, 2000 and 2001. The portfolio turnover rate was lower for the Core Bond Fund and the Aggregate Bond Fund for the fiscal year ended December 31, 2000 because these funds were only in existence for three months in the fiscal year ended December 31, 2000.

                                     Fiscal Year Ended  Fiscal Year Ended
Portfolio turnover rate for:         December 31, 2001  December 31, 2000(1)
------------------------------------ ----------------- ---------------------
Intermediate Bond Fund(2)                  79.5%              102.5%

Core Bond Fund(2)                          47.0%              11.8%

Aggregate Bond Fund(2)                     79.2%              14.7%

Intermediate Municipal Bond Fund(3)        14.8%               N/A
------------------------------------

(1) Rates listed represent the portfolio turnover rate from September 29, 2000 through December 31, 2000.
(2)  The Fund started operations on September 29, 2000.
(3) The Fund started operations on March 30, 2001. This is not an annualized number.

Other Investment Considerations- Intermediate Municipal Bond Fund

     The Fund's cash balances may be invested in short-term municipal notes and tax-exempt commercial paper, as well as municipal bonds with remaining maturities of thirteen months or less and securities issued by other investment companies which invest in high quality, short-term municipal debt securities. The value of the Fund's portfolio can be expected to vary inversely to changes in prevailing interest rates.

     From time to time, on a temporary defensive basis due to market conditions, the Fund may hold without any limitation uninvested cash reserves and invest without any limitations in high quality, short-term taxable money market obligations in such proportions as in the opinion of the Advisor, prevailing market or economic conditions warrant. Uninvested cash reserves will not earn income. Taxable obligations acquired by the Fund will not exceed under normal conditions 20% of the Fund's net assets at the time of purchase.

     Municipal Obligations. Municipal obligations which may be acquired by the Intermediate Municipal Bond Fund include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the Advisor will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

     Certain of the municipal obligations held by the Fund may be insured at the time of issuance as to the timely payment of principal and interest. The insurance policies will usually be obtained by the issuer of the municipal obligation at the time of its original issuance. In the event that the issuer defaults on interest or principal payment, the insurer will be notified and will be required to make payment to the bondholders. There is, however, no guarantee that the insurer will meet its obligations. In addition, such insurance will not protect against market fluctuations caused by changes in interest rates and other factors, including credit downgrades, supply and demand. The Fund may, from time to time, invest more than 25% of its assets in municipal obligations covered by insurance policies.

     The payment of principal and interest on most securities purchased by the Fund will depend upon the ability of the issuers to meet their obligations. An issuer's obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on, and principal of, its municipal obligations may be materially adversely affected by litigation or other conditions.

     Certain types of municipal obligations (private activity bonds) have been or are issued to obtain funds to provide privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued on behalf of privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities.

     Municipal obligations purchased by the Fund may be backed by letters of credit issued by foreign and domestic banks and other financial institutions. Such letters of credit are not necessarily subject to federal deposit insurance and adverse developments in the banking industry could have a negative effect on the credit quality of the Fund's portfolio securities and its ability to maintain a stable net asset value and share price. Letters of credit issued by foreign banks, like other obligations of foreign banks, may involve certain risks in addition to those of domestic obligations.

     The Fund may purchase put options on municipal obligations. A put gives the Fund the right to sell a municipal obligation at a specified price at any time before a specified date. A put will be sold, transferred or assigned only with the related municipal obligation. The Fund will acquire puts only to enhance liquidity, shorten the maturity of the related municipal security or permit the Fund to invest its assets at more favorable rates. The aggregate price of a security subject to a put may be higher than the price which otherwise would be paid for the security without such an option, thereby increasing the security's cost and reducing its yield.

     From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. For example, under the Tax Reform Act of 1986, interest on certain private activity bonds must be included in an investor's alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. The Company cannot, of course, predict what legislation, if any, may be proposed in the future as regards the income tax status of interest on municipal obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might materially and adversely affect the availability of municipal obligations for investment by the Fund and the liquidity and value of the Fund's portfolio. In such an event, the Company would reevaluate the Fund's investment objective and policies and consider possible changes in its structure or possible dissolution.

     Municipal Lease Obligations. As stated in the Prospectus, the Fund may acquire municipal lease obligations that are issued by a state or local government authority to acquire land and a wide variety of equipment and facilities. These obligations typically are not fully backed by the municipality's credit, and their interest may become taxable if the lease is assigned. If the funds are not appropriated for the following year's lease payments, the lease may terminate, with the possibility of default on the lease obligation and significant loss to the Fund. Certificates of participation in municipal lease obligations or installment sale contracts entitle the holder to a proportionate interest in the lease-purchase payments made. The Advisor determines and monitors the liquidity of municipal lease obligations (including certificates of participation) under guidelines approved by the Board requiring the Advisor to evaluate the credit quality of such obligations and report on the nature of and the Fund's trading experience in the municipal lease market. Under the guidelines, municipal lease obligations that are not readily marketable and transferable are treated as illiquid. In making a determination that a municipal lease obligation is liquid, the Advisor may consider, among other things (i) whether the lease can be canceled; (ii) the likelihood that the assets represented by the lease can be sold; (iii) the strength of the lessee's general credit; (iv) the likelihood that the municipality will discontinue appropriating funds for the leased property because the property is no longer deemed essential to the operations of the municipality; and (v) availability of legal recourse in the event of failure to appropriate. The Fund will not knowingly invest more than 15% of the value of its net assets in securities, including municipal leases, that are illiquid.

     Stand-By Commitments. The Fund may acquire "stand-by commitments" with respect to municipal obligations held in its portfolio. Under a "stand-by commitment" a dealer agrees to buy from the Fund, at the Fund's option, specified municipal obligations at a specified price. "Stand-by commitment" acquired by the Fund may also be referred to in this Statement of Additional Information as "put" options.

     The amount payable to the Fund upon its exercise of a "stand-by commitment" is normally (i) the Fund's acquisition cost of the municipal obligations (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period. A stand-by commitment may be sold, transferred or assigned by the Fund only with the instrument involved.

     The Fund expects that "stand-by commitments" will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for a "stand-by commitment" either separately in cash or by paying a higher price for the portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding "stand-by commitments" held by the Fund will not exceed 1/2 of 1% of the value of its total assets calculated immediately after each "stand-by commitment" is acquired.

     The Fund intends to enter into "stand-by commitments" only with dealers, banks and broker/dealers which, in the Advisor's opinion, present minimal credit risks. The Fund's reliance upon the credit of these dealers, banks and broker/dealers is secured by the value of the underlying municipal obligations that are subject to a commitment.

     The Fund would acquire "stand-by commitments" solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a "stand-by commitment" would not affect the valuation or assumed maturity of the underlying municipal securities, which would continue to be valued in accordance with the ordinary method of valuation employed by the Fund. "Stand-by commitment" which would be acquired by the Fund would be valued at zero in determining net asset value. Where the Fund paid any consideration directly or indirectly for a "stand-by commitment" its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Fund.

     Variable and Floating Rate Instruments. Municipal obligations purchased by the Fund may include variable and floating rate instruments issued by industrial development authorities and other governmental entities. If such instruments are unrated, they will be determined by the Fund's Advisor (under the supervision of the Board) to be of comparable quality at the time of purchase to investment grade. While there may be no active secondary market with respect to a particular variable or floating rate demand instrument purchased by the Fund, the Fund may (at any time or during specified periods not exceeding thirteen months, depending upon the instrument involved) demand payment in full of the principal of the instrument and has the right to resell the instrument to a third party. The absence of such an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate demand instrument if the issuer defaulted on its payment obligation or during periods that the Fund is not entitled to exercise its demand rights, and the Fund could, for these or other reasons, suffer a loss with respect to such instruments.

     With respect to the variable and floating rate instruments that may be acquired by the Fund, the Advisor will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such instruments and, if the instrument is subject to a demand feature, will monitor their financial status to meet payment on demand. In determining average weighted portfolio maturity, an instrument will usually be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Fund can recover payment of principal as specified in the instrument. Variable U.S. government obligations held by the Fund, however, will be deemed to have maturities equal to the period remaining until the next interest rate adjustment.

Temporary Defensive Position Applicable to all Funds

     When the  Advisor  believes  that market  conditions  are  unfavorable  for profitable investing, or when the Advisor is otherwise unable to locate attractive investment opportunities, the Fund's cash or similar investments may increase up to 20% of the Fund's net assets. In other words, the Funds may not always stay fully invested in bonds. Cash or similar investments generally are a residual - they represent the assets that remain after the Advisor has committed available assets to desirable investment opportunities. However, the Advisor may from time to time invest any amount of its total assets in cash or similar investments (such as U.S. Government securities, repurchase agreements, commercial paper or certificates of deposit) as a temporary defensive position during adverse market conditions to protect the Fund's assets or maintain liquidity. When a Fund takes a temporary position, the Fund may not achieve its investment objective.

Fundamental Investment Limitations

     Each Fund is subject to the fundamental investment limitations enumerated in this subsection which may be changed only by a vote of the holders of a majority of the Fund's outstanding shares. A majority of the outstanding shares of the Fund means the lesser of (1) 67% of the shares of common stock of the Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

         Each Fund:

     1. May not with respect to 75% of its total assets, purchase the securities of any one issuer (except securities issued or guaranteed by the U.S. government, or its agencies or instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer, or (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     2. May (i) borrow from banks for temporary or emergency purposes (but not for leveraging or the purchase of investments), and (ii) make other investments or engage in other transactions permissible under the 1940 Act, which may involve a borrowing, including borrowing through reverse repurchase agreements, provided that the combination of (i) and (ii) shall not exceed 33 1/3% of the value of the Fund's total assets (including the amount borrowed), less the Fund's liabilities (other than borrowings). If the amount borrowed at any time exceeds 33 1/3% of the Fund's total assets, the Fund will, within three days thereafter (not including Sundays, holidays and any longer permissible period), reduce the amount of the borrowings such that the borrowings do not exceed 33 1/3% of the Fund's total assets. The Fund may also borrow money from other persons to the extent permitted by applicable laws.

     3. May not issue senior securities, except as permitted under the 1940 Act.

     4. May not act as an underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the 1933 Act, in connection with the purchase and sale of portfolio securities.

     5. May not purchase or sell physical commodities unless acquired as a result of ownership of other securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, future contracts or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     6. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7. May not purchase the securities of any issuer if, as a result, more than 25% of the Fund's total assets would be invested in the securities of issuers, the principal business activities of which are in the same industry; provided, however, that with regard to the Intermediate Municipal Bond Fund, there is no limitation with respect to instruments issued or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments.

     8. May not purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     9. With respect the Intermediate Municipal Bond Fund, may not invest less than 80% of its net assets in securities the interest on which is exempt from federal income tax, except during defensive periods or during unusual market conditions. For purposes of this fundamental policy, municipal obligations that are subject to federal alternative minimum tax are considered taxable.

     With respect to investment limitation No. 8, as it relates to the Intermediate Municipal Bond Fund, real estate shall include real estate mortgages. Although the foregoing investment limitations would permit the Intermediate Municipal Bond Fund to invest in options, futures contracts, options on futures contracts and engage in securities lending, the Fund, during the current fiscal year, does not intend to trade in such instruments (except that the Fund may purchase put options on municipal obligations) or lend portfolio securities. Prior to engaging in any such transactions, the Fund will provide its shareholders with notice and add any additional descriptions concerning the instruments to the Prospectus and this SAI as may be required.

     Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.

Non-Fundamental Investment Limitations

     The following are each Fund's non-fundamental operating policies, which may be changed by the Board without shareholder approval.

         Each Fund may not:

     1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short.

     2. Purchase securities on margin, except that the Fund may obtain such short-term credits as are necessary for the clearance of transactions; and provided that margin deposits in connection with futures contracts, options on futures contracts, or other derivative instruments shall not constitute purchasing securities on margin.

     3. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

     4. Engage in futures or options on futures transactions which are impermissible pursuant to Rule 4.5 under the Commodity Exchange Act (the "CEA") and, in accordance with Rule 4.5, will use futures or options on futures transactions solely for bona fide hedging transactions (within the meaning of the CEA), provided, however, that the Fund may, in addition to bona fide hedging transactions, use futures and options on futures transactions if the aggregate initial margin and premiums required to establish such positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

     5. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     6. Borrow money except from banks or through reverse repurchase agreements or mortgage dollar rolls, and will not purchase securities when bank borrowings exceed 5% of its total assets.

     7. With respect to each of the Intermediate Bond Fund, the Core Bond Fund and the Aggregate Bond Fund, make any change in its investment policy of investing at least 80% of its net assets in the investments suggested by the Fund's name without first providing the Fund's shareholders with at least 60 days' prior notice.

     The Funds' non-fundamental investment policies listed above may be changed with the approval of the Company's Board. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction. This does not, however, apply to the borrowing policy set forth above.


                                 NET ASSET VALUE

     Shares of the Funds are sold on a continual basis at the net asset value next computed following receipt of an order in proper form by a dealer, the Funds' distributor, Robert W. Baird & Co. Incorporated (the "Distributor"), or U.S. Bancorp Fund Services, LLC (the "Transfer Agent").

     The net asset value per share of each Fund is calculated separately for the Investor Class shares and Institutional Class shares by adding the value of all portfolio securities and other assets per class (including interest or dividend accrued, but not yet collected), subtracting the liabilities, and dividing the result by the number of outstanding shares of that class. The result, rounded to the nearest cent, is the net asset value per share.

     When determining net asset value, expenses are accrued and applied daily. Common stocks and other equity-type securities are valued at the last sales price on the national securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a national securities exchange or Nasdaq for which there were no transactions on a given day, and securities not listed on a national securities exchange or Nasdaq, are valued at the average of the most recent bid and asked prices. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith by the Board of the Company or its delegate. The Board may approve the use of pricing services to assist the Fund in the determination of net asset value. All money market instruments held by the Fund will be valued on an amortized cost basis. The calculation of the net asset value of the Fund may not take place contemporaneously with the determination of the prices of portfolio securities used in such calculation. Events affecting the values of portfolio securities that occur between the time their prices are determined and 3:00 p.m. Central time, and at other times, may not be reflected in the calculation of net asset value of the Funds. The New York Stock Exchange (the "Exchange") is currently closed on the following holidays: New Year's Day, Martin Luther King Jr.'s Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

     An example of how each Fund calculated its total net asset value per share as of December 31, 2001 for the Investor Class shares is as follows:

                                    Net Assets
                                   ---------------  =  Net Asset Value per share
                                 Shares Outstanding

Intermediate Bond Fund             $1,189,191
                                   ----------       =   $10.71
                                     111,061

Core Bond Fund                      $258,351
                                    --------        =   $10.49
                                     24,637

Aggregate Bond Fund                 $166,622
                                    --------        =   $10.57
                                     15,762

Intermediate Municipal Bond Fund    $624,209
                                    --------        =   $10.27
                                     60,756

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

     Shareholder organizations or institutions may be paid by the Funds for advertising, distribution or shareholder services. Depending on the terms of the particular account, shareholder organizations or institutions also may charge their customers fees for automatic investment, redemption and other services provided. Such fees may include, for example, account maintenance fees, compensating balance requirements or fees based upon account transactions, assets or income. Shareholder organizations or institutions are responsible for providing information concerning these services and any charges to any customer who must authorize the purchase of Fund shares prior to such purchase.

     Under the 1940 Act, the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closings;
(c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. (The Funds may also suspend or postpone the recording of the transfer of their shares upon the occurrence of any of the foregoing conditions.)

     The Company has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each Fund of the Company is obligated to redeem shares solely in cash up to $250,000 or 1% of the net asset value of the class of shares of the Fund being redeemed, whichever is less, for any one shareholder within a 90-day period. Any redemption beyond this amount may be made in assets other than cash.

     In addition to the situations described in the Funds' Prospectus under "General Transaction Policies," each Fund may redeem shares involuntarily when appropriate under the 1940 Act, such as to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectus from time to time.

     Exchange Privilege. By use of the exchange privilege, shareholders authorize the Transfer Agent to act on exchange instructions received in writing, by telephone, or through the Funds' website from any person representing himself to be the shareholder, or, in some cases, the shareholder's registered representative or account representative of record, and believed by the Transfer Agent to be genuine. The Transfer Agent's records of such instructions are binding. The exchange privilege may be modified or terminated at any time upon notice to shareholders.

     Shares in a Fund from which the shareholder is withdrawing an investment will be redeemed at the net asset value per share next determined on the date of receipt. Shares of the new Fund into which the shareholder is investing will be purchased at the net asset value per share next determined after acceptance of the request by the Fund's Transfer Agent in accordance with the policies for accepting investments. Exchanges of shares will be available only in states where they may legally be made.

Retirement Plans: Investor Class Shares of the Funds

     Individual Retirement Accounts. The Company has available a plan (the "Traditional IRA") for use by individuals with earned income who wish to use shares of a Fund as a funding medium for individual retirement saving. However, except for rollover contributions, an individual who has attained, or will attain, age 70 1/2 before the end of the taxable year may only contribute to a Traditional IRA for his or her nonworking spouse under age 70 1/2.

     The Company also has available a Roth Individual Retirement Account (the "Roth IRA") for retirement saving for use by individuals with earned income. A single individual with adjusted gross income of up to $110,000 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $160,000), and contributions may be made even after the Roth IRA owner has attained age 70 1/2, as long as the account owner has earned income.

     The Company permits certain employers (including self-employed individuals) to make contributions to employees' Traditional IRAs if the employer establishes a Simplified Employee Pension ("SEP") plan and/or a Salary Reduction SEP ("SARSEP"). Although SARSEPs may not be established after 1996, employers may continue to make contributions to SARSEPs established before January 1, 1997, under the pre-1997 federal tax law.

     Savings Incentive Match Plan for Employees of Small Employers. The Company also has available a simplified tax-favored retirement plan for employees of small employers (a "SIMPLE IRA Plan"). If an employer establishes a SIMPLE IRA Plan, contributions under the Plan are made to eligible employees' SIMPLE Individual Retirement Accounts ("SIMPLE IRAs"). Each eligible employee may choose to defer a percentage of his or her pre-tax compensation to the employee's SIMPLE IRA. The employer must generally make an annual matching contribution to the SIMPLE IRA of each eligible employee equal to the employee's salary reduction contributions, up to a limit of 3% of the employee's compensation. Alternatively, the employer may make an annual non-discretionary contribution to the SIMPLE IRA of each eligible employee equal to 2% of each employee's compensation.

     In the SIMPLE IRA Plan and in Traditional and Roth IRAs, distributions of net investment income and capital gains will be automatically reinvested.

     The foregoing brief descriptions are not complete or definitive explanations of the SIMPLE IRA Plan, the Traditional IRA, or the Roth IRA available for investment in the Funds. Any person who wishes to establish a retirement plan account may do so by contacting the Funds at 1-866-44BAIRD. The complete Plan documents and applications will be provided to existing or prospective shareholders upon request, without obligation. The Company recommends that investors consult their attorneys or tax advisors to determine if the retirement programs described herein are appropriate for their needs.

         Additional Information Regarding Shareholder Services

     The Investor Class and Institutional Class shares of the Funds offer an Automatic Investment Plan whereby a shareholder may automatically make purchases of shares of a Fund on a regular, monthly basis ($500 minimum per transaction). Under the Automatic Investment Plan, a shareholder's designated bank or other financial institution debits a preauthorized amount on the shareholder's account each month or quarter and applies the amount to the purchase of Fund shares. The Automatic Investment Plan must be implemented with a financial institution that is a member of the Automated Clearing House. No service fee is currently charged by a Fund for participation in the Automatic Investment Plan. A $25 fee will be imposed by the Transfer Agent if sufficient funds are not available in the shareholder's account or the shareholder's account has been closed at the time of the automatic transaction.

     The Automatic Investment Plan permits an investor to use "Dollar Cost Averaging" in making investments. Instead of trying to time market performance, a fixed dollar amount is invested in Fund shares at predetermined intervals. This may help investors to reduce their average cost per share because the agreed upon fixed investment amount allows more Fund shares to be purchased during periods of lower Fund share prices and fewer Fund shares to be purchased during periods of higher Fund share prices. In order to be effective, Dollar
Cost Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Fund shares bought using Dollar Cost Averaging are purchased without regard to their price on the day of investment or to market trends. Dollar Cost Averaging does not assure a profit and does not protect against losses in a declining market. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his Fund shares at a price that is lower than their purchase price. An investor may want to consider his financial ability to continue purchases through periods of low price levels.

     The Funds offer shareholders a Systematic Withdrawal Plan, which allows a shareholder who owns shares of a Fund worth at least $5,000 at current net asset value at the time the shareholder initiates the Systematic Withdrawal Plan to designate that a fixed sum ($50 minimum per transaction) be distributed to the shareholder or as otherwise directed at regular intervals.

Special Procedures for In-Kind Payments

     Payment for shares of a Fund may, in the discretion of the Fund, be made in the form of securities that are permissible investments for the Fund as described in its Prospectus. For further information about this form of payment, contact the Funds (toll-free) at 1-866-44BAIRD. In connection with an in-kind securities payment, a Fund will require, among other things, that the securities be valued on the day of purchase in accordance with the pricing methods used by the Fund; that the Fund receive satisfactory assurances that it will have good and marketable title to the securities received by it; that the securities be in proper form for transfer to the Fund; that adequate information be provided to the Fund concerning the basis and other tax matters relating to the securities; and that the amount of the purchase be at least $1,000,000.


                              DESCRIPTION OF SHARES

     The Company's Articles of Incorporation authorize the Board to issue an indefinite number of shares of common stock, $.01 par value per share, which is classified into a total of seven series (five of which are listed below) (each, a "series" or "fund"). Each series is divided into two classes designated as Investor Class shares and Institutional Class shares (each, a "Class") and consists of the number of shares set forth next to its Fund name in the table below:



Class of               Fund in which Stock                Number of Authorized
Common Stock           Represents Interest                Shares in Each Series

Investor Class         Intermediate Bond Fund             Indefinite
Institutional Class                                       Indefinite

Investor Class         Core Bond Fund                     Indefinite
Institutional Class                                       Indefinite

Investor Class         Aggregate Bond Fund                Indefinite
Institutional Class                                       Indefinite

Investor Class         Short-Term Bond Fund               Indefinite
Institutional Class                                       Indefinite

Investor Class         Intermediate Municipal Bond Fund   Indefinite
Institutional Class                                       Indefinite

     The remaining two series of common stock representing interests in two separate investment portfolios are described in a separate Statement of Additional Information. The Board may classify or reclassify any particular class of shares into one or more additional series or classes. Each share of common stock of each class is entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distribution by the respective class of shares and in the residual assets of the respective class in the event of liquidation. However, each class of shares bears its own expenses, and the Investor Class has exclusive voting rights on matters pertaining to the Rule 12b-1 Plan.


                     ADDITIONAL INFORMATION CONCERNING TAXES

     Each Fund intends to qualify as a regulated investment company under Subchapter M of the Code, and to distribute out its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If a Fund were to fail to so qualify: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if they received ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

     The Intermediate Municipal Bond Fund intends to invest all, or substantially all, of its assets in debt obligations, the interest on which is exempt for federal income tax purposes. For the Fund to pay tax-exempt dividends for any taxable year, at least 50% of the aggregate value of the Fund's assets at the close of each quarter of the Fund's taxable year must consist of exempt-interest obligations. The Intermediate Municipal Bond Fund is designed to provide investors with current tax-exempt interest income. The Fund is not intended to constitute a balanced investment program and is not designed for investors seeking capital appreciation or maximum tax-exempt income irrespective of fluctuations in principal. Shares of the Fund may not be suitable for tax-exempt institutions, or for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and individual retirement accounts because such plans and accounts are generally tax-exempt and, therefore, not only would not gain any additional benefit from the Fund's dividends being tax-exempt, but such dividends ultimately would be taxable to the beneficiaries when distributed to them. In addition, the Fund may not be an appropriate investment for entities that are "substantial users" of facilities financed by private activity bonds or "related persons" thereof. "Substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, who occupies more than 5% of the usable area of such facilities, or for whom such facilities, or a part thereof, were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, a partnership and its partners and an S Corporation and its shareholders.


                            MANAGEMENT OF THE COMPANY

     Under the laws of the State of Wisconsin, the business and affairs of the Fund are managed under the direction of the Board of the Company. The Board is responsible for acting on behalf of the shareholders.

     The Company does not normally hold shareholders' meetings except when required by the 1940 Act or other applicable law. The Board will call a shareholders' meeting for the purpose of voting on the question of removal of a Director when requested to do so in writing by the record holders of not less than 10% of the outstanding shares of the Company that are entitled to vote.

Directors and Officers

     Directors and officers of the Company, together with information as to their principal business occupations during the last five years, and other information are shown below. Each Director who is deemed an "interested person," as defined in the 1940 Act, is indicated by an asterisk (*). Each officer and Director holds the same positions with the Company and each Fund.


                             Disinterested Directors
------------------------ ------------- ----------- ------------------------------ ----------- --------------
                                                                                  # of
                                       Term of                                    Portfolios
                                       Office                                     in Fund     Other
                         Position(s)   and Length                                 Complex     Directorships
                         Held with     of Time     Principal Occupation During    Overseen by Held by
Name, Address and Age    the Company   Served      Past Five Years                Director    Director
------------------------ ------------- ----------- ------------------------------ ----------- --------------
John W. Feldt            Disinterested Indefinite; Senior Vice President-Finance,    6        Director of
University of Wisconsin  Director      Since       University of Wisconsin                    Thompson Plumb
Foundation                             September   Foundation since 1985                      Funds
1848 University Avenue                 2000
Madison, WI  53705
Age:  59
------------------------ ------------- ----------- ------------------------------ ----------- --------------
George C. Kaiser         Disinterested Indefinite; Owner/Partner, George Kaiser &     6       Director of
759 N. Milwaukee Street  Director      Since       Co., a business consulting/                Roundy's Inc.,
Milwaukee, WI  53202                   September   investing company, since 1999;             a wholesale
Age:  69                               2000        CEO, International Retail                  grocery
                                                   Services Ltd., a store fixture             company
                                                   company (1988-1999) ; Chairman
                                                   and CEO, Hanger Tight Company,
                                                   a manufacturing company
                                                   (1988-1999); Chairman and CEO,
                                                   Interstore Transfer Systems,
                                                   Ltd., a manufacturing company
                                                   (1992-1999)

------------------------ ------------- ----------- ------------------------------ ----------- --------------
Stephen A. Roell         Disinterested Indefinite; Senior Vice President and           6      None
5757 N. Green Bay Avenue Director      Since       Chief Financial Officer,
Milwaukee, WI  53201                   September   Johnson Controls, Inc., a
Age:  52                               2000        manufacturing company, since
                                                   1998; Vice President and Chief
                                                   Financial Officer, Johnson
                                                   Controls, Inc. (1991-1998)
------------------------ ------------- ----------- ------------------------------ ----------- --------------

                   Interested Directors and Principal Officers
------------------------ ------------- ----------- ------------------------------ ----------- --------------
                                                                                  # of
                                       Term of                                    Portfolios
                                       Office                                     in Fund     Other
                         Position(s)   and Length                                 Complex     Directorships
                         Held with     of Time     Principal Occupation During    Overseen by Held by
Name, Address and Age    the Company   Served      Past Five Years                Director    Director
------------------------ ------------- ----------- ------------------------------ ----------- --------------
G. Frederick Kasten,Jr.* Director      Indefinite; Chairman, the Advisor since         6      Director of
777 East Wisconsin       and           Since       January 2000; Chairman & CEO,              Regal-Beloit
Avenue                   Chairman      September   the Advisor (January 1998-                 Corporation
Milwaukee, WI  53202                   2000        January 2000); President,
Age:  63                                           Chairman and CEO, the Advisor
                                                   (June 1983-January 1998)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Mary Ellen Stanek        President     Indefinite; Managing Director and Chief         6      None
777 East Wisconsin                     Since       Financial Officer, the Advisor
Avenue                                 September   since March 2000; President
Milwaukee, WI  53202                   2000        and CEO, Firstar Investment
Age:  46                                           Research & Management Company,
                                                   LLC("Firstar") (November 1998-
                                                   February 2000); President and
                                                   Chief Operating Officer,
                                                   Firstar (March 1994-November
                                                   1998)

------------------------ ------------- ----------- ------------------------------ ----------- --------------
Joel D. Vrabel           Senior Vice   Indefinite; Senior Vice President and           6      None
777 East Wisconsin       President     Since       Portfolio Manager, the Advisor
Avenue                                 September   since January 1995
Milwaukee, WI  53202                   2000
Age: 52

------------------------ ------------- ----------- ------------------------------ ----------- --------------
Glen F. Hackmann         Vice          Indefinite; Secretary, General Counsel and      6      None
777 East Wisconsin       President     Since       Managing Director, the Advisor
Avenue                                 September   (September 1984-present)
Milwaukee, WI  53202                   2000
Age: 61

------------------------ ------------- ----------- ------------------------------ ----------- --------------
Russell P. Schwei        Vice          Indefinite; Operations Director, the            6      None
777 East Wisconsin       President     Since       Advisor since December 1999;
Avenue                                 September   Chief Financial Officer and
Milwaukee, WI  53202                   2000        Managing Director, the Advisor
Age: 42                                            (February 1999-December 1999);
                                                   Managing Director, the Advisor
                                                   (January 1997-present)

------------------------ ------------- ----------- ------------------------------ ----------- --------------
Leonard M. Rush          Treasurer     Indefinite; Chief Financial Officer, the
777 East Wisconsin                     Since       Advisor since January 2000;         6      None
Avenue                                 September   Assistant Treasurer, FMR
Milwaukee, WI  53202                   2000        Company, a mutual funds
Age 56                                             company (April 1994-December
                                                   1999)
------------------------ ------------- ----------- ------------------------------ ----------- --------------
Brett R. Meili           Secretary     Indefinite; Associate General Counsel,
777 East Wisconsin                     Since       the Advisor since April 1999;       6        None
Avenue                                 September   Senior Counsel, Strong Capital
Milwaukee, WI  53202                   2000        Management, Inc., a mutual
Age 40                                             funds company (January 1996-
                                                   April 1999)
------------------------ ------------- ----------- ------------------------------ ----------- --------------


*    Mr. Kasten is an "interested person" of the Company (as defined in the 1940
     Act) because of his affiliation with the Advisor.

Board Committees
The Board of Directors has one standing committee--an Audit Committee--as described below:

Audit Committee. The Audit Committee is responsible for advising the full Board with respect to accounting, auditing and financial matters affecting the Company and meets at least once annually. During the fiscal year ended December 31, 2001, the Audit Committee met twice. All of the Disinterested Directors--John W. Feldt, George C. Kaiser and Stephen A. Roell--comprise the Audit Committee.

A Valuation Committee, which is not comprised of members of the Board, was established on February 25, 2002 by the Board of Directors. The Valuation Committee is responsible for (1) monitoring the valuation of Fund securities and other investments; and (2) as required, when the full Board is not in session, determining the fair value of illiquid and other holdings after consideration of all relevant factors, which determinations are reported to the full Board. The Valuation Committee plans to meet as necessary when a price is not readily available. Leonard M. Rush, Secretary; Mary E. Stanek, President; and Mark Roble, a managing director of the Advisor, comprise the Valuation Committee.

The Funds do not have any policies in place regarding nominees for directors recommended by shareholders.


Board Compensation
     The Company, and/or the Advisor, in the aggregate, pays each Disinterested Director an annual fee of $10,000, plus $1,000 per Board meeting attended. In addition, each Disinterested Director is reimbursed by the Company for travel and other expenses incurred in connection with attendance at such meetings. Committee members do not receive compensation for committee meetings attended. Officers and directors of the Funds who are deemed "interested persons" of the Company or the Fund, as defined in the 1940 Act, receive no compensation or expense reimbursement from the Funds or Advisor. Neither the Company nor the Fund maintains any deferred compensation, pension or retirement plans, and no pension or retirement benefits are accrued as part of Company or Fund expenses. During the fiscal year ended December 31, 2001, the Disinterested Directors received the following compensation:

---------------- ------------ ------------------- ------------- ----------------
                                                                    Total
                                                                Compensation
                  Aggregate       Pension or       Estimated    from Funds And
                 Compensation Retirement Benefits    Annual     Fund Complex
                     From      accrued as Part of Benefits Upon    Paid to
Name                Funds        Fund Expenses     Retirement    Directors(1)
---------------- ------------ ------------------- ------------- ----------------
John W. Feldt       $1,411          $0                 $0          $1,411
George C. Kaiser    $1,411          $0                 $0          $1,411
Stephen A. Roell    $1,411          $0                 $0          $1,411
---------------- ------------ ------------------- ------------- ----------------

(1) Compensation shown in the above table indicates compensation paid directly by two other series of the Fund Complex (not discussed in this Statement of Additional Information). During the year 2001, compensation received by the Disinterested Directors for overseeing the series of the Company, including the other two funds within the Fund Complex (not discussed in this Statement of Additional Information), totaled $13,000 for John Feldt, $14,000 for George C. Kaiser and $14,000 for Stephen A. Roell. A portion of the compensation is paid by the Advisor and the remainder is paid directly by two other funds of the Fund Complex (not discussed in this Statement of Additional Information). Board Interest in the Funds

     As of December 31, 2001, the Directors beneficially owned the following amounts in the Funds (Note: the Directors only own shares in the Institutional Class of shares):

Key
A.       $1-$10,000
B.       $10,001-$50,000
C.       $50,001-$100,000
D.       over $100,000



      Dollar Range of Equity Securities Beneficially Owned in the Funds (1)
      ---------------------------------------------------------------------

                                                                           Aggregate Dollar Range of
                                                                              Equity Securities
                                                                           Beneficially Owned in All
                                                                             Registered Investment
                                                            Intermediate    Companies Overseen by
Name of Director         Intermediate Core Bond  Aggregate   Municipal      Director in Family of
                          Bond Fund      Fund    Bond Fund   Bond Fund     Investment Companies (1)
------------------------ ------------ --------- ---------- ------------- ----------------------------
John W. Feldt,              None         None       None       None                 None
Disinterested Director

George C. Kaiser              D          None       None       None                   D
Disinterested Director

Stephen A. Roell            None         None       None       None                 None
Disinterested Director

G. Frederick Kasten, Jr.    None         None       None        D                     D
Interested Director and
Chairman

------------------------ ------------ --------- ---------- ------------- ----------------------------

(1) Beneficial ownership is determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended.

                   CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

     The following persons owned of record or are known by the Funds to own beneficially 5% or more of the outstanding shares of one or both classes of shares of the Funds as of March 31, 2002:


Intermediate Bond Fund                                                     Percent of  Percent of
Name and Address of Beneficial Owner   Class of Shares   Number of Shares     Class        Fund
------------------------------------   ---------------   ----------------  ----------  -----------


Marshall & Ilsley Trust                 Institutional     1,442,149.628        15.49%      15.29%
FBO Badger Meter Master Pension
P.O. Box 2977
Milwaukee, WI  53201-2977

Capinco                                 Institutional     1,170,639.117        12.57%      12.41%
P.O. Box 1787
Milwaukee, WI  53201-1787

Marshall & Ilsley Trust                 Institutional     884,641.422           9.50%       9.38%
Blood Center SE Wisconsin Fund
1000 N. Water St. #TR-14
Milwaukee, WI  53202-6648

State Street Bank Trust                 Institutional     793,771.529           8.53%       8.42%
Robert W. Baird & Co. Inc.
U/A Dated March 18, 1998
105 Rosemont Road
Westwood, MA  02090-2318

Trustees IBEW 7th District Retirement   Institutional     557,337.208           5.99%       5.91%
Benefit Trust Fund
418 S. Polk Street, Suite 200
Amarillo, TX  79101-1430


Core Bond Fund
Name and Address of             Class of Shares  Number of Shares    Percent of  Percent of
Beneficial Owner                                                      Class        Fund
--------------------            ---------------  ----------------    ----------- ----------
Band & Co                         Institutional   1,097,211.165        17.49%      17.42%
c/o Firstar Bank
P.O. Box 1787
Milwaukee, WI  53201-1787

Wells Fargo Bank MN Cust          Institutional   1,012,001.378        16.13%      16.07%
Nebraska Methodist Health
Systems Pension
801 Nicollet Mall
Suite 700
Minneapolis, MN  55402-2562

Conref & Co                       Institutional     936,581.609        14.93%      14.87%
FBO Strattec SEC Corp Ret
P.O. Box 1787
Milwaukee, WI  53201-1787

Strafe & Co                       Institutional     540,675.597         8.62%       8.59%
FBO Reinhart Et Al Pension
P.O. Box 160
Westerville, OH  43086-0160

Seippel Perpetual Ltd Partnership Institutional     502,600.421         8.01%       7.98%
111 Henry Street
P.O. Box 160
Beaver Dam, WI  53916-0160

Wells Fargo Bank MN Cust          Institutional     396,105.029         6.32%       6.29%
Nebraska Methodist Trust
801 Nicollet Mall
Suite 700
Minneapolis, MN  55479-0001

Wabank & Co                       Institutional     328,638.498         5.24%       5.22%
P.O. Box 648
Waukesha, WI  53187-0648


Aggregate Bond Fund

Name and Address of             Class of Shares   Number of Shares   Percent of    Percent
  Beneficial Owner                                                      Class      of Fund
--------------------            ---------------   ----------------   -----------   -------

Firstar Trust                   Institutional     1,872,104.940      22.55%        22.51%
Robert W. Baird & Co. Inc.
Pension Plan
P.O. Box 1787
Milwaukee, WI  53201-1787

Hubb & Co                       Institutional     1,420,717.244      17.11%        17.08%
c/o Bankers Trust Co. NA
655 Locust Street
Des Moines, IA  50309-3702

Wells Fargo Bank MN NA Cust     Institutional     1,327,816.431      16.00%        15.96%
Hazelden Investment
P.O. Box 1533
Minneapolis, MN  54480-1533


MKE FDN Corp.                   Institutional       870,771.329      10.49%        10.47%
Permanent Fund
P.O. Box 1787
Milwaukee, WI  53201-1787

Wells Fargo Bank Cust           Institutional       827,346.039       9.97%         9.95%
Hazelden Endowment
P.O. Box 1533
Minneapolis, MN  55480-1533

Esor & Co                       Institutional       568,448.055       6.85%         6.83%
FBO Green Bay Packers
P.O. Box 12800
Green Bay, WI  54307-2800

Conref & Co                     Institutional       458,117.157       5.52%         5.51%
FBO Froedert Memorial Pension
Plan
P.O Box 1787
Milwaukee, WI  53201-1787


Intermediate Municipal Bond Fund

Name and Address of               Class of Shares  Number of    Percent of    Percent of
Beneficial Owner                                    Shares        Class          Fund
------------------------------    ---------------  ----------   -----------   ----------

Wabank & Co                         Institutional  398,322.263     25.24%         24.29%
P.O. Box 648
Waukesha, WI  53187-0648

George F. Kasten Jr.                Institutional  294,991.607     18.69%         17.99%
P.O. Box 672
Milwaukee, WI  53201-0672

Marshall & Ilsley Trust             Institutional  154,906.797      9.82%          9.45%
FBO Christopher Doerr
1000 N. Water Street,
14th Floor
Milwaukee, WI  53202-6648

Gerald E. Mainman &                 Institutional  104,339.631      6.61%          6.36%
B. Elaine Mainman
777 N. Prospect Ave., Apt. 302
Milwaukee, WI  53202-4002

Grob Inc.                           Institutional   99,557.938      6.31%          6.07%
1731 10th Avenue
Grafton, WI  53024-2401

Richard E. Wenninger TTEE           Institutional   96,421.710      6.11%          5.88%
Richard E. Wenninger 1999
Restated Living Trust
U/A Dated 11/19/99
855 W. Dean Road
River Hills, WI  53217-2528


     Based on the foregoing, Wells Fargo Bank owns a controlling interest (i.e., more than 25% of a Fund's outstanding shares) in the Institutional Class shares of the Aggregate Bond Fund and Wabank & Co. owns a controlling interest in the Institutional Class shares of the Intermediate Municipal Bond Fund. Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Company.

     As of March 31, 2002, the officers and Directors of the Company did not own
any  Investor   Class  shares  and  owned  less  than  1%  of  the   outstanding
Institutional Class shares of any of the Funds.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Company's Board of Directors, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for each Fund.

     The portfolio turnover rate for each Fund is calculated by dividing the lesser of amounts of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities, including options, whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Funds to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Funds may engage in short-term trading to achieve their respective investment objectives.

     Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers.

     Transactions in the over-the-counter market are generally principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions. With respect to over-the-counter transactions, the Advisor will normally deal directly with dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere or as described below.

     Fixed income securities purchased and sold by the Funds are generally traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.

     The Funds may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Funds will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be in the Funds' interests.

     The Investment Advisory Agreement (the "Agreement") between the Company and the Advisor provides that, in executing portfolio transactions and selecting brokers or dealers, the Advisor will seek to obtain the most favorable prices and at reasonable commission rates. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commissions, if any, both for the specific transaction and on a continuing basis. In addition, the Agreement authorizes the Advisor to cause the Funds to pay a broker/dealer that furnishes brokerage and research services a higher commission than that which might be charged by another broker/dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker/dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. There are no directed brokerage arrangements.

     Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable to it by the Funds. The Board will periodically review the commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. Research services furnished by the firms through which the Fund effects its securities transactions may be used by the Advisor in servicing all of its accounts; not all of such services may be used by the Advisor in connection with the Fund. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other accounts for which investment discretion is exercised. Conversely, a Fund may be the primary beneficiary of the research or services received as a result of portfolio transactions effected for such other account.

     Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor or an affiliated person of the Advisor (as such term is defined in the Investment Company Act of 1940, as amended (the "1940 Act")) acting as principal. In addition, the Funds will not purchase securities during the existence of any underwriting or selling group relating thereto of which the Advisor or an affiliated person is a member, except to the extent permitted by the SEC.

     Investment decisions for the Funds are made independently from those for other accounts advised or managed by the Advisor. Such other accounts may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Fund and such other account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by the Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other accounts in executing transactions.

     For the fiscal periods ended December 31, 2000 and 2001, the Funds did not pay brokerage commissions.


                     INVESTMENT ADVISORY AND OTHER SERVICES

Advisory Services

     On August 14, 2000, the Board (including at least a majority of the Disinterested Directors) and the shareholders of each Fund approved an investment advisory agreement (the "Advisory Agreement") pursuant to which Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, WI 53202, furnishes continuous investment advisory services and management to the Funds. The Advisor is an investment advisory firm formed in the State of Wisconsin on December 29, 1919. In its Advisory Agreement, the Advisor has agreed to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Funds.

     Baird Financial Corporation ("BFC"), in combination with employees of the Advisor, owns all of the outstanding stock of the Advisor. Baird Holding Company ("BHC"), in combination with employees of the Advisor, owns all of the outstanding stock of BFC. The Advisor's employees have the right to own up to 20% of the common stock of BFC. The Northwestern Mutual Life Insurance Company ("Northwestern Mutual") has the right to own approximately 80% of the common stock of BHC and approximately 55.2% of the combined voting power of the Advisor, BFC and BHC. Northwestern Mutual also owns all of the outstanding shares of Northwestern Mutual Investment Services, LLC, a broker-dealer and investment adviser; the Northwestern Mutual Trust Company, a registered investment adviser; Mason Street Advisors, LLC, a registered investment adviser, and Frank Russell Company, a registered investment adviser. Through its ownership of such companies, Northwestern Mutual may be deemed to control the wholly owned subsidiaries of the above referenced companies.

     The Advisory Agreement terminates in the event of assignment and generally may be terminated by either party if certain conditions are met, without penalty, on 60 days' notice. The Advisory Agreement will continue in effect until September 29, 2002 (unless sooner terminated) and thereafter for successive one-year periods so long as it is approved annually (a) by the vote of a majority of the Disinterested Directors, cast in person at a meeting called for the purpose of voting on such approval, and (b) either by the full Board of Directors of the Company or by the vote of the shareholders.

     At the Company's organizational meeting on August 14, 2000, in its first and only review to date of the Advisory Agreement, the Directors were provided with materials relating to, and considered and evaluated, information concerning, among other things, (a) the terms and conditions of the Advisory Agreement, including, the nature, quality and scope of the investment management services and the fees charged for their services; (b) a comparison of each Fund's fees and expenses in relation to various industry averages; and (c) the Directors' legal duties in approving the Advisory Agreements. The Directors also evaluated the profitability of the Advisor. On the basis of its review and the foregoing information, the Directors found that the terms of the Advisory Agreement were fair and reasonable and in the best interests of each Fund's shareholders.

     As compensation for its advisory services under the Advisory Agreement, the Funds pay to the Advisor a monthly management fee at the annual rate of 0.25% of the average daily net asset value of each Fund. From time to time, the Advisor may voluntarily waive all or a portion of its management fee for a Fund. For the fiscal periods ended December 31, 2000 and December 31, 2001, the Advisor was paid the following fees under the Advisory Agreement:

                                       December 31, 2000      December 31, 2001
                                       -----------------      -----------------
Intermediate Bond Fund (1)               $    3,971             $   142,558
(amount waived)                          $       (0)            $        (0)
Core Bond Fund (1)                       $   19,376             $   160,964
(amount waived)                          $       (0)            $        (0)
Aggregate Bond Fund (1)                  $   19,341             $   125,307
(amount waived)                          $       (0)            $        (0)
Intermediate Municipal Bond Fund (2)          N/A               $    19,869
(amount waived)                               N/A               $        (0)
------------------------------------
(1)      The Fund commenced operations on September 29, 2000.
(2)      The Fund commenced operations on March 30, 2001.

     In addition to the Advisory Agreement, the Company, on behalf of the Funds, has entered into an Administration Agreement with the Advisor. Under the Administration Agreement, the Advisor renders all administrative and supervisory services to the applicable Fund. The Advisor oversees the maintenance of all books and records with respect to the Fund's securities transactions and the Fund's book of accounts in accordance with all applicable federal and state laws and regulations. The Advisor also arranges for the preservation of journals, ledgers, corporate documents, brokerage account records and other records, which are required pursuant to Rule 31a-1 promulgated under the 1940 Act. The Advisor is also responsible for the equipment, staff, office space and facilities necessary to perform its obligations. The Advisor has delegated some of its administrative and other responsibilities to U.S. Bancorp Fund Services, LLC ("USBFS") and is responsible for paying all fees and expenses of USBFS. Under the Administration Agreement, the Advisor assumes and pays all expenses of the applicable Fund, excluding borrowing costs (such as interest and dividend expenses on securities sold short) and extraordinary or non-recurring expenses. Each Fund also pays expenses which it is authorized to pay pursuant to Rule 12b-1 under the 1940 Act.

     Pursuant to the Administration Agreement, the Advisor receives a fee that is paid monthly at an annual rate of 0.05% of the applicable Fund's average daily net assets. For the fiscal periods ended December 31, 2000 and December 31, 2001, the Advisor was paid the following administration fees under the Administration Agreement:

                                       December 31, 2000     December 31, 2001
                                       -----------------     -----------------
Intermediate Bond Fund (1)                   $  794               $28,512
Core Bond Fund (1)                           $3,875               $32,192
Aggregate Bond Fund (1)                      $3,868               $25,062
Intermediate Municipal Bond Fund (2)          N/A                 $ 3,974
---------------------------------------
(1) The Fund commenced operations on September 29, 2000.
(2) The Fund commenced operations on March 30, 2001.

     The Advisor may act as an investment advisor and administrator to other persons, firms, or corporations (including investment companies), and may have numerous advisory clients besides the Funds.

Code of Ethics

     The Company, the Advisor and the Distributor have each adopted a written Code of Ethics under Rule 17j-1 of the 1940 Act. These Codes of Ethics govern the personal securities transactions of directors, officers, managers, members, and employees who may have access to current trading information of the Funds. These Codes of Ethics permit such persons to invest in securities for their personal accounts, including securities that may be purchased or held by the Funds. These Codes of Ethics include reporting and other obligations to monitor personal transactions and ensure that such transactions are consistent with the best interests of the Funds.

Fund Administration

     Pursuant to a Sub-Administration Agreement between USBFS and the Advisor, USBFS provides administrative personnel and services (including blue-sky services) to the Company and the Funds. Administrative services include, but are not limited to, providing equipment, telephone facilities, various personnel, including clerical and supervisory, and computers as is necessary or beneficial to provide compliance services to the Funds and the Company. All fees and expenses due to USBFS under the Sub-Administration Agreement are paid by the Advisor, not the Funds.

Financial Intermediaries

     From time to time, the Funds may pay, directly or indirectly, amounts to financial intermediaries that provide transfer-agent type and/or other administrative services relating to the Funds to their customers or other persons who beneficially own interests in the Funds, such as participants in 401(k) plans. These services may include, among other things, sub-accounting services, transfer agent-type services, answering inquiries relating to the Funds, transmitting, on behalf of the Funds, proxy statements, annual reports, updated prospectuses, and other communications regarding the Funds, and related services as the Funds or the intermediaries' customers or such other persons may reasonably request. In such cases, to the extent paid by the Funds, the Funds will not pay more for these services through intermediary relationships than it would if the intermediaries' customers were direct shareholders in the Funds.

Custodian

     U.S. Bank, N.A., 425 Walnut Street Cincinnati, Ohio, 45202, serves as custodian of the Funds' assets. Under the Custody Agreement, U.S. Bank, N.A. has agreed to (i) maintain a separate account in the name of each Fund, (ii) make receipts and disbursements of money on behalf of each Fund, (iii) collect and receive all income and other payments and distributions on account of each Fund's portfolio investments, (iv) respond to correspondence from shareholders, security brokers and others relating to its duties and (v) make periodic reports to the Company concerning each Fund's operations. U.S. Bank, N.A. may, at its own expense, open and maintain a custody account or accounts on behalf of each Fund with other banks or trust companies, provided that U.S. Bank, N.A. shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

Transfer Agent

     USBFS, 615 East Michigan Street, Milwaukee, Wisconsin 53202, serves as transfer agent and dividend disbursing agent for each Fund under a Transfer Agent Servicing Agreement. As transfer and dividend disbursing agent, USBFS has agreed to (i) issue and redeem shares of the Funds, (ii) make dividend payments and other distributions to shareholders of the Funds, (iii) respond to correspondence by Fund shareholders and others relating to its duties, (iv) maintain shareholder accounts, and (v) make periodic reports to the Funds.

Fund Accounting

     In addition, the Funds have entered into a Fund Accounting Servicing Agreement with USBFS pursuant to which USBFS has agreed to maintain the financial accounts and records of the Funds in compliance with the 1940 Act and to provide other accounting services to the Funds.

                                   DISTRIBUTOR

     Robert W. Baird & Co. Incorporated also serves as the principal distributor for shares of the Funds pursuant to a Distribution Agreement with the Company dated as of September 26, 2000 (the "Distribution Agreement"). The Advisor is registered as a broker/dealer under the Securities Exchange Act of 1934 and each state's securities laws and is a member of the National Association of Securities Dealers, Inc. (the "NASD"). The offering of the Funds' shares is continuous. The Distribution Agreement provides that the Advisor, as agent in connection with the distribution of Fund shares, will use its best efforts to distribute the Funds' shares. As compensation for its services under the Distribution Agreement, the Advisor may retain all or a portion of the Rule 12b-1 fees payable under the Distribution Plan, discussed below.

     The following table provides information with respect to all commissions and compensation received by the Advisor from the Funds in its capacity as principal distributor during the fiscal year ended December 31, 2001:


                            Distributor Compensation

-------------------------------- ---------------- --------------- ----------- ------------
                                 Net Underwriting Compensation on
                                   Discounts and  Redemption and   Brokerage      Other
 Fund                               Commissions     Repurchases   Commissions Compensation
-------------------------------- ---------------- --------------- ----------- ------------
Intermediate Bond Fund                  $0              $0            $0         $1,985
Core Bond Fund                          $0              $0            $0          $316
Aggregate Bond Fund                     $0              $0            $0          $201
Intermediate Municipal Bond Fund        $0              $0            $0          $674
-------------------------------- ---------------- --------------- ----------- ------------

                                DISTRIBUTION PLAN

     The Funds have adopted a  Distribution  Plan (the "Plan")  pursuant to Rule
12b-1 under the 1940 Act. The Plan authorizes payments by each Fund in connection with the distribution of Investor Class shares at an annual rate of 0.25% of the Fund's average daily net asset value. Payments may be made by a Fund under the Plan for the purpose of financing any activity primarily intended to result in the sale of shares of the Fund, as determined by the Board. Such activities typically include advertising; compensation for sales and sales marketing activities of financial service agents and others, such as dealers or distributors; shareholder account servicing; production and dissemination of prospectuses and sales and marketing materials; and capital or other expenses of associated equipment, rent, salaries, bonuses, interest and other overhead. To the extent any activity is one which a Fund may finance without the Plan, the Fund may also make payments to finance such activity outside of the Plan and not subject to its limitations. Payments under the Plan are based upon a percentage of average daily net assets attributable to the Investor Class regardless of the amounts actually paid or expenses actually incurred by the Distributor; however, in no event, may such payments exceed the maximum allowable fee. It is, therefore, possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan increases the Investor Class's expenses from what they would otherwise be. A Fund may engage in joint distribution activities with other Baird Funds and to the extent the expenses are not allocated to a specific Fund, expenses will be allocated based on each Fund's net assets.

     Administration of the Plan is regulated by Rule 12b-1 under the 1940 Act, which requires that the Board receive and review at least quarterly reports concerning the nature and qualification of expenses which are made, that the Board, including a majority of the Disinterested Directors, approve all agreements implementing the Plan and that the Plan may be continued from year-to-year only if the Board, including a majority of the Disinterested Directors, concludes at least annually that continuation of the Plan is likely to benefit shareholders.

     For the fiscal period ended December 31, 2001, the following amounts were paid pursuant to the Plan:

                                               12b-1 Payments Paid
Fund                                      (all paid to the Distributor)
-----------------------------------------------------------------------
Intermediate Bond Fund                                $1,985
Core Bond Fund                                         $316
Aggregate Bond Fund                                    $201
Intermediate Municipal Bond Fund                       $674

Interests of Certain Persons

     With the exception of the Advisor, in its capacity as the Fund's investment advisor and principal underwriter of Fund shares, no "interested person" of the Fund, as defined in the 1940 Act, and no director of the Company who is not an "interested person" has or had a direct or indirect financial interest in the Plan or any related agreement.

Anticipated Benefits to the Funds

     The Board considered various factors in connection with its decision to approve the Plan, including: (a) the nature and causes of the circumstances which make implementation of the Plan necessary and appropriate; (b) the way in which the Plan would address those circumstances, including the nature and potential amount of expenditures; (c) the nature of the anticipated benefits;
(d) the merits of possible alternative plans or pricing structures; (e) the relationship of the Plan to other distribution efforts of the Funds; and (f) the possible benefits of the Plan to any person relative to those of the Funds.

     Based upon its review of the foregoing factors an the material presented to it, and in light of its fiduciary activities under relevant state law and the 1940 Act, the Board determined, in the exercise of its business judgment, that the Plan was reasonably likely to benefit the Investor Class of each Fund and its shareholders in at least one of several potential ways. Specifically, the Board concluded that the Distributor and any persons entering into related agreements with the Distributor under the Plan would have little or no incentive to incur promotional expenses on behalf of the Investor Class if the Plan were not in place to reimburse them, thus making the adoption of the Plan important to the initial success and thereafter, continued viability of the Investor Class. In addition, the Board determined that the payment of distribution fees to these persons should motivate them to provide an enhanced level of service to Investor Class shareholders, which would, of course, benefit such shareholders. Finally, the adoption of the Plan would help to increase assets under management in a short amount of time, given the marketing efforts on the part of the Distributor and the other recipients of 12b-1 payments under the Plan to sell Investor Class shares, which should result in certain economies of scale.

     While there is no assurance that the expenditure of Investor Class assets to finance distribution of Investor Class shares will have the anticipated results, the Board believes there is a reasonable likelihood that one or more of such benefits will result, and since the Board will be in a position to monitor the distribution expenses of the Investor Class, it will be able to determine the benefit of such expenditures in deciding whether to continue the Plan.


                INDEPENDENT ACCOUNTANTS AND FINANCIAL STATEMENTS

     PricewaterhouseCoopers LLP, 100 East Wisconsin Avenue, Suite 1500, Milwaukee, Wisconsin, 53202, has been selected as the independent accountants of the Company. As such, it is responsible for auditing the financial statements of the Funds.

     The Annual  Report for the Funds for the year ended  December  31,  2001 is
incorporated  by  reference  and  contains  the  following   audited   financial
statements:

1.       Schedules of Investments in Securities.
2.       Statements of Assets and Liabilities.
3.       Statements of Operations.
4.       Statements of Changes in Net Assets.
5.       Financial Highlights.
6.       Notes to Financial Statements.
7.       Report of Independent Accountants.

                                     COUNSEL

     Godfrey & Kahn, S.C., 780 N. Water Street, Milwaukee, WI 53202, serves as counsel to the Company and has passed upon the legality of the shares offered by the Funds' Prospectus.


                            PERFORMANCE CALCULATIONS

     From time to time, the yield and total return of Investor Class shares and Institutional Class shares of each Fund may be quoted in advertisements,
shareholder  reports  or  other  communications  to  shareholders.   Performance
information is generally available by calling the Funds (toll-free) at 1-866-44BAIRD.


Yield Calculations

     Yield is computed based on the net income of a series of class of a Fund during a 30-day (or one-month) period, which will be identified in connection with the particular yield quotation. More specifically, the yield of a class of shares is calculated by dividing the net investment income per share for that class (as described below) earned during a 30-day (or one-month) period by the net asset value per share for that class on the last day of the period and annualizing the result on a semiannual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. Net investment income per share earned during the period attributable to that class is based on the average daily number of shares of the class outstanding during the period entitled to receive dividends and includes dividends and interest earned during the period attributable to that class minus expenses accrued for the period attributable to that class, net of reimbursements.

This calculation can be expressed as follows:

             YIELD =  2[(a-b/c-d + 1)6 - 1]
                         -------

   Where: a =  dividends and interest earned during the period.

          b =  expenses accrued for the period (net of reimbursements).

          c =  the average daily number of shares
               outstanding during the period that
               were entitled to receive dividends.

          d =  Maximum offering price per share on the last day of the period.

     For the purpose of determining net investment income earned during the period (variable "a" in the formula), dividend income on equity securities held by a Fund is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in the portfolio. A Fund calculates interest earned on any debt obligations held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation (including actual accrued interest) at the close of business on the last business day of each month, or, with respect to obligations purchased during the month, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent month that the obligation is in the portfolio. For purposes of this calculation, it is assumed that each month contains 30 days. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.

     Interest earned on tax-exempt obligations of the Intermediate Municipal Bond Fund that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of tax-exempt obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of tax-exempt obligations that are issued with original issue discount but which have the discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

     With respect to mortgage or other receivables-backed obligations which are expected to be subject to monthly payments of principal and interest ("pay downs"), (a) gain or loss attributable to actual monthly pay downs are accounted for as an increase or decrease to interest income during the period; and (b) a Fund may elect either (i) to amortize the discount and premium on the remaining security, based on the cost of the security, to the weighted average maturity date, if such information is available, or to the remaining term of the security, if any, if the weighted average maturity date is not available, or
(ii) not to amortize discount or premium on the remaining security.

     Undeclared earned income may be subtracted from the net asset value per share (variable "d" in the formula). Undeclared earned income is the net investment income which, at the end of the 30-day base period, has not been declared as a dividend, but is reasonably expected to be and is declared as a dividend shortly thereafter.

     In addition, the Intermediate Municipal Bond Fund may advertise a "tax-equivalent yield" which shows the level of taxable yield needed to produce an after-tax equivalent to the tax-free yield of the Fund. This is done by increasing the yield of the series of shares (calculated as stated above) by the amount necessary to reflect the payment of federal income taxes at a stated rate. This is computed by: (a) dividing the portion of the Fund's yield for a particular series (as calculated above) that is exempt from federal income tax by one minus a stated federal income tax rate; and (b) adding the figure resulting from (a) above to that portion, if any, of the Fund's yield that is not exempt from federal income tax. The "tax-equivalent" yield will always be higher than the yield of the Fund. The Fund may also use a tax-equivalency table in advertising and sales literature. The interest earned by the municipal securities in the Fund's portfolio generally remains free from federal income tax and is often free from state and local taxes as well. As the table below indicates, a "tax-free" investment can be an attractive choice for investors, particularly in times of narrow spreads between tax-free and taxable yields. The tax rate used is 39.1%, which is the highest marginal tax rate for individuals for 2001.


                                              Yield for 1   Tax Equivalent Yield
                                             month ended as   for 1 month ended
Fund                                          of 12-31-01      as of 12-31-01
----                                         --------------    --------------
Intermediate Bond Fund - Institutional Class        5.53%          5.53%

Intermediate Bond Fund - Investor Class             5.22%          5.22%

Core Bond Fund - Institutional Class                6.12%          6.14%

Core Bond Fund - Investor Class                     5.83%          5.85%

Aggregate Bond Fund - Institutional Class           5.88%          5.89%

Aggregate Fond Fund _ Investor Class                5.59%          5.60%

Intermediate Municipal Bond Fund -
Institutional Class                                 4.41%          7.24%

Intermediate Municipal Bond Fund -                  4.15%          6.81%
Investor Class

Total Return Calculations

     Average Annual Total Return - Each Fund computes "average annual total return" separately for its Investor Class shares and Institutional Class shares. Average annual total return reflects the average annual percentage change in value of an investment in shares of a series over the measuring period. This is computed by determining the average annual compounded rates of return during specified periods that equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:

                          P(1 + T)n  = ERV

                 Where:

                 P =      hypothetical initial payment of $1,000.

                 T =      average annual total return.

                 n =      number of years.

                 ERV = ending redeemable value at the end of the period covered by the computation of a hypothetical $1,000 payment made at the beginning of the period.

     Aggregate Total Return - The Funds may compute "aggregate total return", which reflects the total percentage change in value over the measuring period. Each Fund computes its aggregate total returns separately for the Investor Class shares and Institutional Class shares by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested in a particular class to the ending redeemable value of such investment in the class. The formula for calculating aggregate total return is as follows:

                                 ERV
                           T = [(-----) - 1]
                                    P

     The calculations of average annual total return and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period. The ending redeemable value (variable "ERV" in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The average annual total returns are as follows:

                          Average Annual Total Returns
                             As of December 31, 2001

                           Institutional Class        Investor Class
------------------------- ----------------------- ------------------------
                          1 Year  Since Inception 1 Year Since Inception
------------------------- ------ ---------------- ------ -----------------
Intermediate Bond Fund(1)  6.68%      10.82%      6.43%       10.65%
Core Bond Fund(1)          6.84%      10.33%      6.70%       10.09%
Aggregate Bond Fund(1)     8.33%      11.47%      7.98%       11.17%

(1) The Fund commenced operations on September 29, 2000.

     Average Annual Total Return (after Taxes on Distributions) - The Fund's quotations of average annual total return (after taxes on distributions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the value of the investment after taxes on distributions according to the following formula:

                              P(1 + T)(n) = ATV(D)

         Where:

        "P"            =    hypothetical initial investment of $1,000.

        "T" = average annual total return (after taxes on distributions).

        "n"            =    number of years.

        "ATV(D)" = ending value of the hypothetical $1,000 initial investment after taxes on distributions, not after taxes on redemption. Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

     A Fund's average annual total return (after taxes on distributions) shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in Fund shares for a specified period of time. To determine these figures, all income, short-term capital gain distributions, and long-term capital gain distributions are assumed to have been taxed at the highest marginal individual federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in Fund shares. State and local taxes are ignored. Actual after tax returns depend on an investor's tax situation and may differ from those shown.

     The average annual total returns (after taxes on distributions) are as follows:

           Average Annual Total Return (after taxes on distributions)
                             As of December 31, 2001

                            Institutional Class         Investor Class
------------------------- ----------------------- ------------------------
                          1 Year  Since Inception 1 Year Since Inception
------------------------- ------ ---------------- ------ -----------------
Intermediate Bond Fund(1)  4.21%       8.41%      4.45%       8.65%
Core Bond Fund(1)          4.01%       7.55%      4.21%       7.63%
Aggregate Bond Fund(1)     5.37%       8.51%      5.35%       8.53%
-------------------------
(1)      The Fund commenced operations on September 29, 2000.

     Average Annual Total Return (after Taxes on Distributions  and Redemptions)
- The Fund's quotations of average annual total return (after taxes on distributions and redemptions) reflects the average annual compounded rate of return on an assumed investment of $1,000 that equates the initial amount invested to the ending redeemable value after taxes on distributions and redemptions according to the following formula:

                              P (1+ T)(n) = ATV(DR)

         Where:

        "P"         =    hypothetical initial investment of $1,000.

        "T"         =    average annual total return (after taxes on
                         distributions and redemptions).

        "n"         =    number of years.

        "ATV(DR)"   =    ending redeemable value of the hypothetical
                         $1,000 initial investment after taxes on distributions and redemptions. Dividends and other distributions, less the taxes due on such distributions, are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

     A Fund's average annual total return (after taxes on distributions and redemption) shows the effect of both taxable distributions and any taxable gain or loss realized by an investor upon the sale of Fund shares at the end of a specified period. Taxes on distributions and gains are calculated as set forth above. Actual after-tax returns depend on an investor's tax situation and may differ from those shown.

     The average annual total returns (after taxes on distributions and redemptions) are as follows:

                    Average Annual Total Return (after taxes
                        on distributions and redemptions)
                             As of December 31, 2001

                            Institutional Class       Investor Class
------------------------- ----------------------- ------------------------
                          1 Year  Since Inception 1 Year Since Inception
------------------------- ------ ---------------- ------ -----------------
Intermediate Bond Fund(1)  4.05%       7.48%      3.90%       7.54%
Core Bond Fund(1)          4.15%       6.90%      4.07%       6.87%
Aggregate Bond Fund(1)     5.04%       7.72%      4.83%       7.64%
-------------------------
(1)      The Fund commenced operations on September 29, 2000.

     Each Fund may also provide quotations of total return for other periods and quotations of cumulative total returns, which reflect the actual performance of the Fund over the entire period for which the quotation is given.

Comparisons

     The yield and total return of a Fund's shares may be compared in publications to those of other mutual funds with similar investment objectives and to stock, bond and other relevant indices, to rankings, or other information prepared by independent services or other financial or industry publications that monitor the performance of mutual funds or to investments for which reliable performance data is available. For example, the yield and total return, as appropriate, of a Fund's shares may be compared to data prepared by Lipper Analytical Services, Inc. The total return of a Fund's shares may also be compared to the Lehman Brothers 1-3 Year Government/Credit Bond Index; the Merrill Lynch 1-2.99 U.S. Treasury Bond Index; the Lehman Brothers Intermediate Government/Credit Bond Index; the Lehman Brothers 5-Year General Obligation Bond Index; the Lehman Brothers Government/Credit Bond Index; and the Consumer Price Index. Yield and total return data as reported in national financial publications, such as Money Magazine, Forbes, Barron's, Morningstar Mutual Funds, Mutual Funds Magazine, Kiplinger's Personal Finance Magazine, The Wall Street Journal and The New York Times, or in publications of a local or regional nature, may also be used in comparing the performance of the Funds.

     Performance quotations represent past performance, and should not be considered as representative of future results. Performance quotations assume the reinvestment of all net investment income and capital gains and reflect fee waivers. In the absence of fee waivers, performance would be reduced. The investment return and principal value of an investment in a Fund's class of shares will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Since performance will fluctuate, performance data for a Fund cannot necessarily be used to compare an investment in a Fund's class of shares with bank deposits, savings accounts and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Investors should remember that performance is generally a function of the kind and quality of the investments held in a portfolio, portfolio maturity, operating expenses and market conditions. Any fees charged by institutions directly to their customer accounts in connection with investments in a Fund will not be included in the Fund's calculations of yield and total return and will reduce the yield and total return received by the accounts.

     The Funds may also from time to time include discussions or illustrations of the effects of compounding in advertisements. "Compounding" refers to the fact that, if dividends or other distributions on a Fund investment are reinvested by being paid in additional Fund shares, any future income or capital appreciation of a Fund would increase the value, not only of the original Fund investment, but also of the additional Fund shares received through reinvestment. As a result, the value of the Fund investment would increase more quickly than if dividends or other distributions had been paid in cash. The Funds may also include discussions or illustrations of the potential investment goals of a prospective investor, investment management techniques, policies or investment suitability of a Fund, economic conditions, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury bills. From time to time advertisements or communications to shareholders may summarize the substance of information contained in shareholder reports (including the investment composition of a
Fund), as well as the views of the Advisor as to market, economic, trade and interest trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to a Fund. The Funds may also include in advertisements, charts, graphs or drawings that illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to stocks, bonds, Treasury bills and shares of a Fund. In addition, advertisement or shareholder communications may include a discussion of certain attributes or benefits to be derived by an investment in a Fund. Such advertisements or communications may include symbols, headlines or other materials, which highlight or summarize the information discussed in more detail therein.

                                   APPENDIX A

                               SHORT-TERM RATINGS

                Standard & Poor's Short-Term Issue Credit Ratings

     A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations or a specific financial program (including ratings on medium term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated. The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days--including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

A-1 A short-term obligation rated 'A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2 A short-term obligation rated 'A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

A-3 A short-term obligation rated 'A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B A short-term obligation rated 'B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C A short-term obligation rated 'C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

D A short-term obligation rated 'D' is in payment default. The 'D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The 'D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

                         Moody's Short-Term Debt Ratings

     Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial debt obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

     Prime-1  -  Issuers  rated  Prime-1  (or  supporting  institutions)  have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

o    Leading market positions in well-established industries.

o    High rates of return on funds employed.

o Conservative capitalization structure with moderate reliance on debt and ample asset protection.

o Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

o Well-established access to a range of financial markets and assured sources of alternate liquidity.

     Prime-2 - Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

     Prime-3 - Issuers (or supporting institutions) rated Prime-3 have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

     Not Prime - Issuers rated Not Prime do not fall within any of the Prime rating categories.

           Fitch Ratings ("Fitch") National Short-Term Credit Ratings

F1(xxx) Indicates the strongest capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Under their national rating scale, this rating is assigned to the "best" credit risk relative to all others in the same country and is normally assigned to all financial commitments issued or guaranteed by the sovereign state. Where the credit risk is particularly strong, a "+" is added to the assigned rating.

F2(xxx) Indicates a satisfactory capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, the margin of safety is not as great as in the case of the higher ratings.

F3(xxx) Indicates an adequate capacity for timely payment of financial commitments relative to other issuers or issues in the same country. However, such capacity is more susceptible to near-term adverse changes than for financial commitments in higher rated categories.

B (xxx) Indicates an uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Such capacity is highly susceptible to near-term adverse changes in financial and economic conditions.

C (xxx) Indicates a highly uncertain capacity for timely payment of financial commitments relative to other issuers or issues in the same country. Capacity or meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D (xxx) Indicates actual or imminent payment default.

Notes: A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to short-term ratings other than `F1(xxx)'.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                 Fitch's International Short-Term Credit Ratings

     Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these short-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for US public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1 Highest credit quality. Indicates the Strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3 Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D    Default. Denotes actual or imminent payment default.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to Short-term ratings other than 'F1'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


                                LONG-TERM RATINGS

                Standard & Poor's Long-Term Issue Credit Ratings

         Issue credit ratings are based in varying degrees, on the following considerations:

o Likelihood of payment - capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

o    Nature of and provisions of the obligation; and

o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

     The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

     AAA - An obligation rated 'AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

     AA - An obligation rated 'AA' differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

     A - An obligation rated 'A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

     BBB - An obligation rated 'BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     Obligations rated 'BB,' 'B,' 'CCC,' 'CC' and 'C' are regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and 'C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

     BB - An obligation rated 'BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     B - An obligation rated 'B' is more vulnerable to nonpayment than obligations rated "BB", but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

     CCC - An obligation rated 'CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

     CC - An obligation rated 'CC' is currently highly vulnerable to nonpayment.

     C - A subordinated debt or preferred stock obligation rated `C' is CURRENTLY HIGHLY VULNERABLE to nonpayment. The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued. A `C' also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

     D - An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.


     Plus (+) or minus (-) - The ratings from 'AA' to 'CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

     r - This symbol is attached to the ratings of instruments with significant noncredit risks. It highlights risks to principal or volatility of expected returns which are not addressed in the credit rating.

     N.R. - This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor's does not rate a particular obligation as a matter of policy.

                         Moody's Long-Term Debt Ratings

     Aaa - Bonds and preferred stock which are rated 'Aaa' are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa - Bonds and preferred stock which are rated 'Aa' are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the "Aaa" securities.

     A - Bonds and preferred stock which are rated 'A' possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa - Bonds and preferred stock which are rated 'Baa' are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Ba - Bonds and preferred stock which are rated 'Ba' are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B - Bonds and preferred stock which are rated 'B' generally lack characteristics of the desirable investment. Assurance of interest and principal payments or maintenance of other terms of the contract over any long period of time may be small.

     Caa - Bonds and preferred stock which are rated 'Caa' are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

     Ca - Bonds and preferred stock which are rated 'Ca' represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

     C - Bonds and preferred stock which are rated 'C' are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

                    Fitch's National Long-Term Credit Ratings

AAA(xxx) `AAA' national ratings denote the highest rating assigned in its national rating scale for that country. This rating is assigned to the "best" credit risk relative to all other issuers or issues in the same country and will normally be assigned to all financial commitments issued or guaranteed by the sovereign state.

AA(xxx) `AA' national ratings denote a very strong credit risk relative to other issuers or issues in the same country. The credit risk inherent in these financial commitments differs only slightly from the country's highest rated issuers or issues.

A (xxx) `A' national ratings denote a strong credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions may affect the capacity for timely repayment of these financial commitments to a greater degree than for financial commitments denoted by a higher rated category.

BBB(xxx) `BBB' national ratings denote an adequate credit risk relative to other issuers or issues in the same country. However, changes in circumstances or economic conditions are more likely to affect the capacity for timely repayment of these financial commitments than for financial commitments denoted by a higher rated category.

BB(xxx) `BB' national ratings denote a fairly weak credit risk relative to other issuers or issues in the same country. Within the context of the country, payment of these financial commitments is uncertain to some degree and capacity for timely repayment remains more vulnerable to adverse economic change over time.

B (xxx) `B' national ratings denote a significantly weak credit risk relative to other issuers or issues in the same country. Financial commitments are currently being met but a limited margin of safety remains and capacity for continued timely payments is contingent upon a sustained, favorable business and economic environment.

CCC(xxx),CC(xxx),C(xxx) These categories of national ratings denote an extremely weak credit risk relative to other issuers or issues in the same country. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.

DDD(xxx),DD(xxx), D(xxx) These categories of national ratings are assigned to entities or financial commitments which are currently in default.

A special identifier for the country concerned will be added to all national ratings. For illustrative purposes, (xxx) has been used, as above.

"+" or "-" may be appended to a national rating to denote relative status within a major rating category. Such suffixes are not added to the `AAA(xxx)' national rating category or to categories below `CCC(xxx).'

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

In certain countries, regulators have established credit rating scales, to be used within their domestic markets, using specific nomenclature. In these countries, Fitch's Rating definitions for F1+(xxx), F1(xxx), F2(xxx) and F3(xxx) may be substituted by the regulatory scales, e.g. A1+, A1, A2 and A3.

                 Fitch's International Long-Term Credit Ratings

Fitch's international credit ratings are applied to the spectrum of corporate, structured, and public finance. They cover sovereign (including supranational and subnational), financial, bank, insurance, and other corporate entities and the securities they issue, as well as municipal and other public finance entities, and securities backed by receivables or other financial assets, and counterparties. When applied to an entity, these long-term ratings assess its general creditworthiness on a senior basis. When applied to specific issues and programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions, and covenants attaching to that security.

     International credit ratings assess the capacity to meet foreign currency or local currency commitments. Both "foreign currency" and "local currency" ratings are internationally comparable assessments. The local currency rating measures the probability of payment within the relevant sovereign state's currency and jurisdiction and therefore, unlike the foreign currency rating, does not take account of the possibility of foreign exchange controls limiting transfer into foreign currency.

Investment Grade

AAA Highest credit quality. 'AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA Very high credit quality. 'AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A High credit quality. 'A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB Good credit quality. 'BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB Speculative. 'BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B Highly speculative. 'B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A 'CC' rating indicates that default of some kind appears probable. 'C' ratings signal imminent default.

DDD, DD, D Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. 'DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. 'DD' indicates potential recoveries in the range of 50%-90%, and 'D' the lowest recovery potential, i.e., below 50%. Entities rated in this category have defaulted on some or all of their obligations. Entities rated 'DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated 'DD' and 'D' are generally undergoing a formal reorganization or liquidation process; those rated 'DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated 'D' have a poor prospect for repaying all obligations.

Notes: "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' long-term rating category, or to categories below 'CCC'.

'NR' indicates that Fitch does not rate the issuer or issue in question.

'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive", indicating a potential upgrade, "Negative", for a potential downgrade, or "Evolving", if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.


                             MUNICIPAL NOTE RATINGS

                         Standard & Poor's Note Ratings

     A Standard and Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

o Amortization schedule- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

o Source of payment- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

     "SP-1" - Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

     "SP-2" - Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

     "SP-3" - Speculative capacity to pay principal and interest.

                    MIG/VMIG Ratings U.S. Short-Term Ratings

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade. These ratings are designated as Moody's Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade.

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.

The short-term rating assigned to the demand feature of VRDOs is designated as VMIG. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

MIG ratings expire at note maturity. By contrast, VMIG rating expirations will be a function of each issue's specific structural or credit features.

MIG 1/VMIG 1

This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2

This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3/VMIG 3

This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.



                                BAIRD FUNDS, INC.
                                     PART C

                                OTHER INFORMATION

Item 23.  EXHIBITS.

(a)  Articles of Incorporation(1)
     (i)  Amendment of Articles of Incorporation dated December 29, 2000(3)
(b)  Bylaws(1)
(c) Instruments Defining Rights of Security Holders-- Incorporated by reference to the Articles of Incorporation and Bylaws.
(d)  Advisory Agreement(2)
     (i)  Exhibit E to Investment Advisory Agreement(3)
     (ii) Exhibit F to Investment Advisory Agreement(3)
     (iii) Exhibit G to Investment Advisory Agreement(3)
(e)  Underwriting Agreement(1)
     (i)  Exhibit G to Distribution Agreement(3)
(f)  Bonus or Profit Sharing Contracts - Not applicable.
(g)  Custody Agreement(1)
(h)  Other Material Contracts
     (i)  Administration Agreement(2)
     (ii) Fund Administration Servicing Agreement(1)
     (iii) Transfer Agent Servicing Agreement(1)
     (iv) Fund Accounting Servicing Agreement(1)
     (v)  Fulfillment Servicing Agreement(3)
(i)  Legal Opinion and Consent of Counsel(4)
(j)  Consent of Independent Public Accountants - Filed herewith.
(k)  Omitted Financial Statements - Not applicable.
(l)  Agreement Relating to Initial Capital(2)
(m)  Rule 12b-1 Plan(3)
(n)  Rule 18f-3 Plan(3)
(o)  Reserved.
(p)  Code of Ethics
     (i)  Advisor(1)
     (ii) Company(1)
(q)  Power of Attorney - Filed herewith


     1 Incorporated by reference to Registrant's Pre-Effective Amendment No. 1 Filing of the Registration Statement filed August 29, 2000.

     2 Incorporated by reference to Registrant's Pre-Effective Amendment No. 2 Filing of the Registration Statement filed September 25, 2000.

     3 Incorporated by reference to Registrant's Post-Effective Amendment No. 2 Filing of the Registration Statement filed December 22, 2000.

     4 Incorporated by reference to Registrant's Post-Effective Amendment No. 4 Filing of the Registration Statement filed April 27, 2001.


Item 24.  Persons Controlled by or Under Common Control with Registrant.

     No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.  Indemnification.

     Reference is made to Article VII of the Registrant's Bylaws.

     Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: "Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue."


The Registrant's directors and officers are insured under a policy of insurance maintained by the Registrant's investment adviser against certain liabilities that might be imposed as a result of actions, suit or proceedings to which they are parties by reason of being or having been such directors or officers.


Item 26.  Business and Other Connections of the Investment Advisor.

     Robert W. Baird & Co. Incorporated serves as the investment advisor for the Registrant. The business and other connections of Robert W. Baird & Co. Incorporated are set forth in the Uniform Application for Investment Advisor Registration ("Form ADV") of Robert W. Baird & Co. Incorporated as filed with the SEC and incorporated by reference herein.

Item 27.  Principal Underwriter.


(a) Robert W. Baird & Co. Incorporated, 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202, the Distributor for shares of the Registrant, also acts as the sub-investment manager for several portfolios of registered investment companies including: the Core Fixed Income Fund of the SEI Institutional Managed Trust, the Core Fixed Income Fund of the SEI Institutional Investments Trust, the SEI VP Core Fixed Income Fund of the SEI Insurance Products Trust, the Top Managers U.S. Fixed Income Fund, a sub-fund of Top Managers Funds, and the Full Maturity Fixed Income Portfolio of CCM Advisors, Inc.


(b) To the best of Registrant's knowledge, the directors and executive officers of Robert W. Baird & Co. Incorporated are as follows:

                         Position and Offices with
Name and Principal       Robert W. Baird & Co.         Positions and Offices
Business Address         Incorporated                  with Registrant
------------------------ ----------------------------- -------------------------
G. Frederick Kasten, Jr. Chairman of the Board         Director and Chairman
                                                       of the Board
------------------------ ----------------------------- -------------------------
Paul E. Purcell          Director, President and Chief None
                         Executive Officer
------------------------ ----------------------------- -------------------------
Glen F. Hackmann         Secretary, General Counsel,   Vice President
                         Managing Director
------------------------ ----------------------------- -------------------------
James D. Bell            Managing Director             None
------------------------ ----------------------------- -------------------------
Leonard M. Rush          Managing Director and Chief   Treasurer
                         Financial Officer
------------------------ ----------------------------- -------------------------
Russell P. Schwei        Managing Director             Vice President
------------------------ ----------------------------- -------------------------
Mary Ellen Stanek         Chief Investment Officer     President
------------------------ ----------------------------- -------------------------
John E. Sundeen          Senior Vice President and     Compliance Officer
                         Compliance Director
------------------------ ----------------------------- -------------------------
Robert J. Berdan         Director                      None
------------------------ ----------------------------- -------------------------
Peter W. Bruce           Director                      None
------------------------ ----------------------------- -------------------------

The address of each of the foregoing is 777 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202 except for Robert Berdan and Peter Bruce, whose address is 720 East Wisconsin Avenue, Milwaukee, Wisconsin, 53202..


(c)  Not applicable


Item 28.  Location of Accounts and Records.

     The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained in the following locations:

Records Relating to:                      Are located at:
-------------------                       ---------------

Registrant's Fund Accounting, Fund        U.S. Bancorp Fund Services, LLC
Administrator and Transfer Agent          615 East Michigan Street
                                          Milwaukee, WI  53202

Registrant's Investment Advisor           Robert W. Baird & Co. Incorporated
                                          777 East Wisconsin Avenue
                                          Milwaukee, WI 53202

Registrant's Custodian                    U.S. Bank, N.A.
                                          425 Walnut Street
                                          Cincinnati, OH  54202

Item 29. Management Services Not Discussed in Parts A and B.

          Not applicable.

Item 30. Undertakings.

     The Registrant hereby undertakes to furnish each person to whom a Prospectus for one or more of the series of the Registrant is delivered with a copy of the relevant latest annual report to shareholders, upon request and without charge.

SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 5 to the Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A to be signed on its behalf by the undersigned, duly authorized, in the City of Milwaukee and the State of Wisconsin on the 30th day of April, 2002.


                             BAIRD FUNDS, INC.



                             By: /s/Brett R. Meili
                             ----------------------

                             Brett R. Meili
                             Secretary


     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 5 to the Registration Statement on Form N-1A has been signed below on April 30, 2002 by the following persons in the capacities indicated.

Signature                               Title


/s/ John W. Feldt*                      Director
------------------
John W. Feldt

/s/ Stephen A. Roell*                   Director
---------------------
Stephen A. Roell

/s/ George C. Kaiser*                   Director
---------------------
George C. Kaiser

/s/ G. Frederick Kasten, Jr.*           Director
-----------------------------
G. Frederick Kasten, Jr.


*  By:  /s/Brett R. Meili
        -------------------

             Brett R. Meili

     Attorney in fact pursuant to Power of Attorney - Filed herewith

                                  EXHIBIT INDEX



Exhibit                                                            Exhibit No.
-------                                                            ----------
Consent of Public Accountants                                          EX-99.i

Power of Attorney                                                     EX-99.q.